<cover page>
(on upper quarter of page)
VA (in large letters - the V in black and the A in white on a black rectangle)

Variable Annuity

Union Central (logo)

1998 Prospectuses
-----------------------------------------------
Carillon Account of The Union Central Life Insurance Company;
Carillon Fund, Inc.;
MFS Variable Insurance Trust;
Scudder Variable Life Investment Fund;
American Century Variable Portfolios, Inc.; and
Templeton Variable Products Series Fund


Distributed by: Carillon Investments, Inc.,
P.O. Box 40409, Cincinnati, Ohio 45240

                         PROSPECTUS
        Flexible Premium Deferred Variable Annuity
--------------------------------------------------------------

                     CARILLON ACCOUNT
                            of
           THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio 45240
Telephone: 1-800-999-1840

This Prospectus describes a Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by The Union Central Life Insurance Company ("Union Central"). The Contract is designed to aid employers, employees, and other groups and individuals in long-term financial planning, and it provides for the accumula-tion of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is designed for use in connection with retirement plans regardless of whether the plan qualifies for favored federal income tax treatment.

Funds may be accumulated and annuity payments made on a variable basis, a fixed basis, or a combination variable and fixed basis. The Contract allows for significant flexibility with respect to premium payments, annuity payments, withdrawals, and transfers. Within the limits, if any, applicable to particular retirement plans, the Contract provides the flexibility necessary to permit a Contract Owner to devise a financial plan that best fits the particular needs.

Premiums may be allocated in whole or in part to the Carillon Account ("CA"), a separate account of Union Central. CA invests its assets in shares of the Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio of Carillon Fund, Inc. (the "Carillon Fund"); in shares of the Capital Growth Portfolio Class A, International Portfolio Class A, and Money Market Portfolio of Scudder Variable Life Investment Fund (the "Scudder Fund"); in shares of the American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc. (the "American Century Fund"); in shares of the MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series of MFS Variable Insurance Trust (the "MFS Fund"); and in shares of the Templeton International Fund Class 2 of Templeton Variable Products Series Fund (the "Templeton Fund," and with Carillon Fund, Scudder Fund, American Century Fund and MFS Fund, collectively referred to as the "Funds"). To the extent that premiums are allocated to CA, the Accumulation Value will vary in accordance with the investment performance of the Portfolio or Portfolios selected by the Contract Owner. Similarly, if a variable annuity settlement is selected, the amount of the annuity payments will vary with the investment performance of the Portfolio(s). The Contract Owner bears the investment risk for any amounts allocated to CA. This Prospectus generally describes only the variable portion of the Contract. For a brief description of the fixed portion, see "The Guaranteed Account" on page 25.

This Prospectus sets forth the information about CA that prospective purchasers of Contracts ought to know. Additional information about CA has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information ("SAI") which is incorporated herein by reference. The SAI is dated May 1, 1998, and may be obtained without charge by writing Union Central at the address given above or calling the listed telephone number. A Table of Contents for the SAI is given on page 3.

This Prospectus Must be Accompanied or Preceded by a Current Prospectus for the Carillon Fund, Inc.; for the Capital Growth Portfolio Class A, International Portfolio Class A, and Money Market Portfolio of Scudder Variable Life Investment Fund; for the American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc.; for the MFS Growth with Income Series, MFS High Income Series, and MFS Emerging Growth Series of MFS Variable Insurance Trust; and for the Templeton International Fund Class 2 of Templeton Variable Products Series Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully and Retain It for Future
Reference

      The Date of This Prospectus is May 1, 1998.
      TABLE OF CONTENTS


                                                            Page
DEFINITIONS .................................................  4

SUMMARY .....................................................  5

SUMMARY OF SEPARATE ACCOUNT EXPENSES ........................  8

PERFORMANCE DATA ............................................ 11

ACCUMULATION UNIT VALUES .................................... 12

THE UNION CENTRAL LIFE INSURANCE COMPANY AND CARILLON ACCOUNT.14
     Union Central .......................................... 14
     Carillon Account ....................................... 14
     The Funds .............................................. 14
     Additions, Deletions, or Substitutions of Investments .. 16

THE CONTRACT ................................................ 16
     Purchasing a Contract .................................. 16
     Premiums ............................................... 16
     Crediting of Accumulation Units ........................ 17
     Value of Accumulation Units ............................ 17
     Transfers .............................................. 18
     Special Transfers - Dollar Cost Averaging .............. 19
     Portfolio Rebalancing Plan ............................. 19
     Interest Sweep ......................................... 19
     Surrenders ............................................. 20
     Personal Income Plan ................................... 20

CHARGES AND OTHER DEDUCTIONS ................................ 21
     Administration Fee ..................................... 21
     Mortality and Expense Risk Charge ...................... 21
     Surrender Charge (Contingent Deferred Sales Charge) .... 21
         Terminal Illness/Confinement ....................... 22
     Premium Taxes .......................................... 23
     Fund Expenses .......................................... 23

BENEFITS UNDER THE CONTRACT ................................. 23
     Death Benefits ......................................... 23
     Annuity Payments ....................................... 24

THE GUARANTEED ACCOUNT ...................................... 25

GENERAL MATTERS ............................................. 26

FEDERAL TAX MATTERS ......................................... 27

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM .... 29

DISTRIBUTION OF THE CONTRACTS ............................... 29

VOTING RIGHTS ............................................... 29

PREPARING FOR YEAR 2000 ..................................... 30

FINANCIAL STATEMENTS ........................................ 30

APPENDIX A .................................................. 31

           STATEMENT OF ADDITIONAL INFORMATION

                    TABLE OF CONTENTS



DISTRIBUTION OF CONTRACTS  ................................  B-2

DETERMINATION OF ANNUITY PAYMENTS .........................  B-2

PERFORMANCE DATA ADVERTISING ..............................  B-3

FEDERAL TAX MATTERS .......................................  B-5

MISCELLANEOUS CONTRACT PROVISIONS .........................  B-7

CUSTODY OF CA'S ASSETS ....................................  B-8

EXPERTS ...................................................  B-8

FINANCIAL STATEMENTS OF CA AND OF UNION CENTRAL





THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
DEFINITIONS


Accumulation Period The period before the Maturity Date and during the lifetime of the Annuitant.

Accumulation Unit An accounting unit of measure used to calculate the value of the Variable Account prior to the Maturity Date.

Accumulation Value The sum of the Guaranteed Account and the Variable Account credited to a Contract.

Annuitant The person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity Period The period after the Maturity Date during which Union Central makes annuity payments.

Annuity Unit An accounting unit of measure used to calculate
Variable Annuity payments.

CA A separate account of The Union Central Life Insurance
Company called the Carillon Account. CA currently is divided into twelve Subaccounts, and each Subaccount invests exclusively in a different Portfolio of the Funds.

Contract Owner ("Owner") During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the Owner in the Contract or as subsequently changed. After the Maturity Date, the Annuitant is the Contract Owner. After the Annuitant's death, the beneficiary is the Contract Owner.

If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.

Contract Year A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.

Due Proof of Death One of the following:

(a)   A certified copy of a death certificate.

(b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death.

(c) A written statement by a medical doctor who attended the deceased.

(d)   Any other proof satisfactory to Union Central.

Fixed Annuity An annuity with payments fixed in amount throughout the annuity period.

Guaranteed Account The Contract's value that is part of the general assets of Union Central other than assets in any of its separate accounts.

Investment Option The Guaranteed Account and the twelve subdivisions of the Variable Account constitute the thirteen
Investment Options.

Maturity Date The date on which annuity payments will begin.

Nonqualified Contracts Contracts that do not qualify for special federal income tax treatment.

Portfolio or Fund Portfolio A separate Portfolio of the Funds, the mutual funds in which CA invests, its successor or assigns.

Qualified Contracts Contracts issued in connection with plans that qualify for special federal income tax treatment.

Subaccount A part of CA. Each Subaccount invests exclusively in shares of a different Fund Portfolio.

Variable Account That part of the value of a Contract that is invested in one or more Subaccounts of CA. Each Contract's Variable Account is divided into one or more subdivisions, one for each Subaccount of CA in which the Contract is invested.

Variable Annuity An annuity with payments that (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in amount in relation to the investment experience of one or more specified Subaccounts.

                            SUMMARY

The Contract and the Investment Options

The individual variable annuity contracts described in this Prospectus are designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with the following types of plans: (a) plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended (H.R. 10);
(b) certain qualified employee pension and profit-sharing trusts or plans (described in Section 401(a) and tax-exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended ("the Code") and qualified annuity plans (described in Section 403(a) of the Code); (c) annuity purchase plans adopted by public school systems and certain tax-exempt organizations under
Section 403(b) of the Code; (d) Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Sections 408 (traditional and Simple IRA's) and 408A (Roth IRA's) of the Code; (e) government deferred compensation plans pursuant to
Section 457 of the Code; (f) other qualified plans; and (g) nontax-favored plans. Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries.

Contract Owners may allocate their premiums in whole or in part to one or more subdivisions of the Contract's Variable Account, to the Guaranteed Account, or to a combination of the Variable Account subdivisions and the Guaranteed Account. Each subdivision of a Contract's Variable Account corresponds to a different Subaccount of CA, and each Subaccount invests solely in a specified Portfolio of the Funds.

The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by its management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Series may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.

The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund Class 2 seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.

There can be no assurance that any Portfolio will achieve its objective. See "The Funds," page 14, and the accompanying Fund
Prospectuses.

The Accumulation Value of the Contract will vary according to the investment experience of the Portfolio or Portfolios selected by the Contract Owner. Similarly, the dollar amount of variable annuity payments will vary according to the investment experience of the Portfolio(s) selected. The Contract Owner bears the entire investment risk for all amounts allocated to the Contract's Variable Account. Premiums may also be allocated to the Guaranteed Account. See "The Guaranteed Account," page 25.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts, but Contract Owners may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which may be waived by Union Central) of $10,000 per Contract Year. However, if no premiums are paid for two consecutive Contract Years (three in New York), then under certain circumstances Union Central may pay the Owner the Accumulation Value (less the administration fee and surrender charge, if applicable) and cancel the Contract. See "Premiums," page 16.

Surrenders

Total or partial surrenders, which are cash withdrawals of all or part of the Accumulation Value, are permitted at any time prior to the Maturity Date, except in the case of certain surrenders under contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code (see page 28). Certain surrenders may be subject to a surrender charge (see page 21) and a penalty tax may be imposed (see "Federal Tax Matters" in the Statement of Additional Information). In addition, Contract Owners may return the Contract for a refund within 20 days after receiving it (see page 27).

Transfers

Before the Maturity Date, amounts may be transferred among subdivisions of the Contract's Variable Account or between those subdivisions and the Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. See "Transfers," page 18. There is no limit on the amount that may be transferred out of a subdivision of the Variable Account. For transfers out of the Guaranteed Account, see page 26.

Similarly, after the Maturity Date, the Contract Owner may, once each year, change the investment base upon which the amount of the variable annuity payments are calculated by requesting that Union Central transfer annuity reserves among the Fund
Portfolios.

Benefits

Contract Owners can choose among various types of annuity benefits, including life annuities with a period certain and joint and survivor life annuities. See "Annuity Payments," page
24.

If the Annuitant dies before the Maturity Date and the Annuitant was the Owner or the Owner is still living, then Union Central will pay the beneficiary a death benefit equal to the greater of
(a) the Accumulation Value, or (b) the sum of all premiums paid less any amounts deducted in connection with partial surrenders. See "Death Benefits," page 23.

Charges

No sales charge is deducted from premiums. However, a surrender charge is imposed on certain early surrenders. This surrender charge depends on how long the Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, the surrender charge will be waived in the event of the Owner's hospital confinement or terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid. See "Surrender Charge," page 21.

As partial compensation for administrative expenses, an administration fee of $30 per year is deducted prior to the Maturity Date. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. Union Central also reserves the right to waive this fee for select classes of employer sponsored retirement plan contracts. This annual fee is not imposed after the Maturity Date. A daily charge at the rate of 0.25% of net assets per year is also deducted (both before and after the Maturity Date) to defray the expenses of administering the Contract. See "Administration Fee," page 21.

As compensation for Union Central's assumption of the mortality and expense risks, a charge that is currently 1.0% of net assets per year (and that will never exceed 1.7% per year) is deducted from CA. See "Mortality and Expense Risk Charge," page 21. In accordance with state laws, premium taxes will be deducted from some policies. See "Premium Taxes," page 23.

Finally, the Funds in which CA invests will pay an investment advisory fee and other expenses which are described in the Fund
Prospectuses. See "The Funds," page 14.


                SUMMARY OF SEPARATE ACCOUNT EXPENSES

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments) ............................................None

Surrender Charge (Contingent Deferred Sales Charge) (as a percentage of amount surrendered)

     Contract Year         Surrender Charge Percentage*
     -------------------------------------------------
          1                           7%
          2                           7%
          3                           6%
          4                           5%
          5                           4%
          6                           3%
          7                           2%
          8                           1%
          After 8                     0%

      Exchange Fee ..................................$10**
      Annual Administration Fee .....................$30***


Separate Account Annual Expenses (as a percentage of average account value)
                                       Equity      Bond        Capital
                                       Subaccount Subaccount Subaccount
Mortality and Expense Risk Charge       1.00%       1.00%      1.00%
Administration Fee                       .25%        .25%       .25%
Total Separate Account Annual Expenses  1.25%       1.25%      1.25%

                         S&P 500    Capital    Scudder       Money
                         Index      Growth     International Market
                         Subaccount Subaccount Subaccount    Subaccount
Mortality and
Expense Risk Charge        1.00%      1.00%      1.00%         1.00%
Administration Fee          .25%       .25%       .25%          .25%
Total Separate Account
Annual Expenses            1.25%      1.25%      1.25%         1.25%

                                    Capital       Growth With  High
                                    Appreciation  Income       Income
                                    Subaccount    Subaccount   Subaccount
Mortality and Expense Risk Charge     1.00%         1.00%        1.00%
Administration Fee                     .25%          .25%         .25%
Total Separate Account
 Annual Expenses                      1.25%         1.25%        1.25%

                                       Emerging      Templeton
                                       Growth        International
                                       Subaccount    Subaccount
Mortality and Expense Risk Charge        1.00%         1.00%
Administration Fee                        .25%          .25%
Total Separate Account Annual Expenses   1.25%         1.25%

-------------
* Partial surrenders totaling up to 10% of the Accumulation Value may be made each Contract Year without the surrender charge being assessed.
** Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge.
*** Waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of the Contract Year.


Carillon Fund, Inc. Annual Expenses+
                                                             S&P 500
                            Equity     Bond       Capital    Index
                            Portfolio  Portfolio  Portfolio  Portfolio

Management Fees               .56%       .48%       .68%       .30%
Other Expenses                .06%       .12%       .09%       .20%
Total Carillon Fund, Inc.
 Annual Expenses              .62%       .60%       .77%       .50%


Scudder Variable Life Investment Fund Annual Expenses+
                                  Capital
                                  Growth     International  Money
                                  Portfolio  Portfolio      Market
                                  Class A    Class A        Portfolio
Management Fees                     .47%       .83%           .37%
Other Expenses                      .04%       .17%           .09%
Total Scudder Variable Life
Investment Fund Annual Expenses     .51%      1.00%           .46%

American Century Variable Portfolios, Inc. Annual Expenses

                                  VP Capital Appreciation Portfolio
Management Fees                                1.00%
Other Expenses++
Total American Century Variable
Portfolios, Inc. Annual Expenses               1.00%

MFS Variable Insurance Trust Annual Expenses+*
                                                             Emerging
                               Growth With       High Income Growth
                               Income Series(2)  Series(2)  Series
Management Fees                   .75%             .75%        .75%
Other Expenses
(after fee reductions)            .25%             .25%        .12%
Total MFS Variable Insurance
Trust Annual Expenses            1.00%            1.00%        .87%

Templeton Variable Products Series Fund Annual Expenses+
                                         Templeton
                                         International
                                         Fund Class 2
   Management Fees                        .69%
   Rule 12b-1 Fees                        .25%
   Other Expenses                         .19%
   Total Fund Annual Expenses            1.13%

+   Templeton International Fund Class 2 has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "12b-1 Fees") are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997, except that Management Fees and Total Fund Operating Expenses have also been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Fund Operating Expenses during 1997 were lower. See fund prospectus for details. For each other Portfolio figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1997. Actual Portfolio expenses may vary.

++   All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

(1) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series - Expenses" (in the Series' Prospectus). Otherwise, "Other Expenses" for the Growth With Income Series and the High Income Series would be 0.35% and 0.40%, respectively, and "Total Operating Expenses" would be 1.10% and 1.15%, respectively, for these Series.

Example* - If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                     1     3      5      10
                                    Year  Years  Years  Years

Equity Subaccount                   $92   $128   $153   $230
Bond Subaccount                     $92   $127   $152   $228
Capital Subaccount                  $94   $132   $160   $246
S&P 500 Index Subaccount            $91   $124   $147   $217
Capital Growth Subaccount           $91   $124   $147   $218
Scudder International Subaccount    $96   $139   $172   $270
Money Market Subaccount             $91   $123   $145   $213
Capital Appreciation Subaccount     $96   $139   $172   $270
Growth With Income Subaccount       $96   $139   $172   $270
High Income Subaccount              $96   $139   $172   $270
Emerging Growth Subaccount          $95   $135   $165   $257
Templeton International Subaccount  $97   $137   $168   $259

If you annuitize at the end of the applicable time period or if you do NOT surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                     1     3      5      10
                                    Year  Years  Years  Years
Equity Subaccount                   $20   $62    $107   $230
Bond Subaccount                     $20   $61    $106   $228
Capital Subaccount                  $22   $67    $114   $246
S&P 500 Index Subaccount            $19   $58    $100   $217
Capital Growth Subaccount           $19   $59    $101   $218
Scudder International Subaccount    $24   $74    $126   $270
Money Market Subaccount             $18   $57    $98    $213
Capital Appreciation Subaccount     $24   $74    $126   $270
Growth With Income Subaccount       $24   $74    $126   $270
High Income Subaccount              $24   $74    $126   $270
Emerging Growth Subaccount          $23   $70    $120   $257
Templeton International Subaccount  $25   $72    $122   $259

The purpose of this table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of CA as well as the Funds. See "Charges and Other Deductions," page 21, and the accompanying Prospectuses. The table does not reflect any deduction made for premium taxes that may be applicable (see page 23).


THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT WILL BE PAID MAY BE
GREATER OR LESSER THAN THOSE SHOWN.

-----------------
* In the example above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the Total Separate Account Annual Expenses and the Fund Annual Expenses shown above and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The fee has been converted to a percent by dividing the total amount of the fee collected during 1997 by the total average net assets attributable to the Contracts. Net assets attributable to the Contracts includes amounts allocated to both CA and the Guaranteed Account except for such amounts as are held as reserves for annuity payments.

                   PERFORMANCE DATA

From time to time CA may publish advertisements containing total return performance data relating to its Subaccounts (including graphs, charts, tables and examples depicting that data). More detailed information on computation of performance data is included in the Statement of Additional Information. All performance data quoted represents only historical performance and is not intended to indicate future performance of the Subaccounts.

Total return for a Subaccount is the sum of all the Subaccount's earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measuring period, expressed as a percentage of the amount invested for a one-year period. The total return figures advertised are average annual total returns for periods of one year and, when applicable, five years and ten years, and since inception of the Subaccounts. Total return omitting the effect of surrender charges may also be advertised for the same and other periods, to illustrate change in the value of the Variable Account during times when there is no sur-render. Total return omitting the effect of charges not reflected in Accumulation Unit Values (surrender charges and the portion of the annual administration fee attributable to the Subaccount whose return is shown) may also be advertised for the same and other periods, usually in comparison with certain unmanaged market indices. Total return (whether including or excluding the effects of the charges described above) also may be shown in some advertisements on a cumulative basis.


                  ACCUMULATION UNIT VALUES
       (for a unit outstanding throughout the period)

                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
EQUITY SUBACCOUNT
Accumulation unit
value at beginning
of period              $41.682   $33.969   $27.147   $26.628   $23.676
Accumulation unit
value at end of
period                 $49.527   $41.682   $33.969   $27.147   $26.628
Number  of
accumulation units
outstanding,
end of period          2,907,000 2,723,705 2,337,986 1,981,958 1,723,790
Payout unit value      49.527    $41.682   $33.969   $27.147
Number of payout
units outstanding,
end of period          8,952     9,142     9,796     10,476
                            Year ended December 31,
                       --------------------------------------------
                       1992      1991      1990      1989      1988
                       ----      ----      ----      ----      ----
EQUITY SUBACCOUNT
Accumulation unit
value at beginning
of period              $21.491   $14.979   $17.977   $16.316   $12.565
Accumulation unit
value at end of
period                 $23.676   $21.491   $14.979   $17.977   $16.316
Number of
accumulation units
outstanding,
end of period          1,312,947 1,057,669 936,036   799,268   561,682
Payout unit value
Number of payout
units outstanding,
end of period

                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
BOND SUBACCOUNT
Accumulation unit
value at beginning
of period              $25.210   $23.865   $20.341   $20.977   $19.014

Accumulation unit
value at end of
period                 $27.584   $25.210   $23.865   $20.341   $20.977

Number of accumulation
units outstanding,
end of period          766,722   672,511   574,421   508,398   513,613

                            Year ended December 31,
                       --------------------------------------------
                       1992      1991      1990      1989      1988
                       ----      ----      ----      ----      ----
BOND SUBACCOUNT
Accumulation unit
value at beginning
of period              $17.921   $15.424   $14.403   $13.199   $12.475

Accumulation unit
value at end of
period                 $19.014   $17.921   $15.424   $14.403   $13.199

Number of accumulation
units outstanding,
end of period          348,420   283,493   285,370   250,631   225,777

                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
CAPITAL SUBACCOUNT
Accumulation unit
value at beginning
of period              $18.367   $16.214   $14.394   $14.467   $13.022

Accumulation unit
value at end of period $19.439   $18.367   $16.214   $14.394   $14.467

Number of accumulation
units outstanding,
end of period          2,590,389 2,632,591 2,521,521 2,271,375 1,790,938

                            Year ended December 31,
                       --------------------------------------------
                       1992      1991      1990        1989      1988
                       ----      ----      ----        ----      ----
CAPITAL SUBACCOUNT
Accumulation unit
value at beginning
of period              $12.241   $ 9.850   $10.000<F1>

Accumulation unit
value at end of period $13.022   $12.241   $ 9.850

Number of accumulation
units outstanding,
end of period          1,181,036 627,636   279,289

                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996        1995      1994      1993
                       ----      ----        ----      ----      ----
S&P 500 INDEX
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $11.375   $10.00<F2>
Accumulation unit
value at end of
period                 $14.878   $11.375
Number of accumulation
units outstanding,
end of period          2,041,455 869,681
                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $17.041   $14.394   $11.351  $12.749   $10.700

Accumulation unit
value at end of
period                 $22.803   $17.041   $14.394   $11.351   $12.749

Number of accumulation
units outstanding,
end of period          1,896,320   1,593,634   1,162,999   906,428   439,914

                            Year ended December 31,
                       --------------------------------------------
                       1992        1991      1990      1989      1988
                       ----        ----      ----      ----      ----
CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $10.000<F3>

Accumulation unit
value at end of
period                 $10.700

Number of accumulation
units outstanding,
end of period          70,218
                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
SCUDDER INTERNATIONAL
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $16.054   $14.192   $12.958   $13.259   $9.760
Accumulation unit
value at end of period $17.256   $16.054   $14.192   $12.958   $13.259
Number of accumulation
units outstanding,
end of period          1,669,242 1,564,591 1,220,160 1,095,214 362,172
                                 Year ended December 31,
                       ---------------------------------------------
                         1992        1991     1990     1989     1988
                         ----        ----     ----     ----     ----
SCUDDER INTERNATIONAL
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $10.000<F3>

Accumulation unit
value at end of period   9.760

Number of accumulation
units outstanding,
end of period            43,624

<F1> Commencement of operations was May 1, 1990.
<F2> Commencement of operations was May 1, 1996.
<F3> Commencement of operations was May 4, 1992.

                     ACCUMULATION UNIT VALUES
          (for a unit outstanding throughout the period)

                                 Year ended December 31,
                       --------------------------------------------
                       1997      1996      1995      1994      1993
                       ----      ----      ----      ----      ----
MONEY MARKET
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $16.028   $15.468   $14.850   $14.526   $14.369

Accumulation unit
value at end of period $16.627   $16.028   $15.468   $14.850   $14.526

Number of accumulation
units outstanding,
end of period          433,296   477,679   368,444   280,575   119,598
                            Year ended December 31,
                       --------------------------------------------
                       1992      1991      1990      1989      1988
                       ----      ----      ----      ----      ----
MONEY MARKET
 SUBACCOUNT
Accumulation unit
value at beginning
of period              $14.122   $13.576   $12.709   $11.846   $11.226
Accumulation unit
value at end of period $14.369   $14.122   $13.576   $12.709   $11.846
Number of accumulation
units outstanding,
end of period          120,547   83,623    103,405   75,006    52,666
                                 Year ended December 31,
                       --------------------------------------------
                         1997      1996          1995     1994     1993
                         ----      ----          ----     ----     ----
CAPITAL APPRECIATION
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $9.062    $10.000<F2>

Accumulation unit
value at end of period   $8.640    $9.062

Number of accumulation
units outstanding,
end of period            640,421   424,022
                                 Year ended December 31,
                       --------------------------------------------
                         1997      1996        1995     1994     1993
                         ----      ----        ----     ----     ----
GROWTH WITH INCOME
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $11.352   $10.000<F2>

Accumulation unit
value at end of period   $14.521   $11.352

Number of accumulation
units outstanding,
end of period            1,002,705 425,068
                                 Year ended December 31,
                       --------------------------------------------
                         1997      1996         1995     1994     1993
                         ----      ----         ----     ----     ----
HIGH INCOME SUBACCOUNT
Accumulation unit
value at beginning
of period                $10.841   $10.000<F2>

Accumulation unit
value at end of period   $12.139   $10.841

Number of accumulation
units outstanding,
end of period            269,398   108,723

                                 Year ended December 31,
                       --------------------------------------------
                         1997         1996      1995     1994     1993
                         ----         ----      ----     ----     ----

EMERGING GROWTH
 SUBACCOUNT
Accumulation unit
value at beginning
of period                $10.000<F3>

Accumulation unit
value at end of period   $12.409

Number of accumulation
units outstanding,
end of period      224,193

                                 Year ended December 31,
                       --------------------------------------------
                          1997         1996     1995     1994     1993
                          ----         ----     ----     ----     ----

TEMPLETON INTERNATIONAL
SUBACCOUNT
Accumulation unit value
at beginning of period    $10.000<F3>

Accumulation unit value
at end of period          $10.893

Number of accumulation
units outstanding,
end of period              266,657

<F2> Commencement of operations was May 1, 1996.
<F3> Commencement of operations was May 1, 1997.

           THE UNION CENTRAL LIFE INSURANCE COMPANY
                     AND CARILLON ACCOUNT

Union Central

The Union Central Life Insurance Company ("Union Central"), a mutual insurance company, was organized in 1867 under the laws of Ohio. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to operate in all states and the District of Columbia. The Contract is available in all states.

Carillon Account

CA is a separate account of Union Central that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such Registration does not signify that the Commission supervises the management or investment practices or policies of CA. Union Central's Board of Directors established CA by resolution on February 6, 1984.

Although the assets of CA belong to Union Central, these assets are held separately from the other assets of Union Central, and are not chargeable with liabilities incurred in any other business operations of Union Central (except to the extent that assets in CA exceed the liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of CA are credited to or charged against the assets of CA, without regard to the income, capital gains or capital losses arising out of any other business Union Central may conduct. Therefore, the investment performance of CA is entirely independent of both the investment performance of Union Central's general assets and the performance of any other separate account.

CA has been divided into twelve subaccounts, each of which invests in a different Portfolio of the Funds. Additional
Subaccounts may be added at Union Central's discretion.

The Funds

The Funds are mutual funds of the series type which are registered with the Securities and Exchange Commission as open-end, diversified, management investment companies. Such registration does not signify that the Commission supervises the management or investment practices or policies of Funds. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder Kemper Investments, Inc. is the investment adviser to the Scudder Fund.

The investment adviser to the American Century Fund is American Century Investment Management, Inc. , the adviser to the American Century Investments group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company. The investment adviser to the Templeton Fund is Templeton Investment Counsel, Inc.

CA invests in four Portfolios of Carillon Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio and the S&P 500 Index Portfolio. (The Carillon Fund has one additional Portfolio that is not available through the Contract). CA invests in three Portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A and the Money Market Portfolio. (The Scudder Fund has four additional Portfolios that are not available through the Contract.) CA invests in one Portfolio of the American Century
Fund: American Century VP Capital Appreciation Portfolio. (The American Century Fund has four additional Portfolios that are not available through the Contract.) CA invests in three Portfolios of the MFS Fund: MFS Growth With Income Series, MFS High Income Series and MFS Emerging Growth Series. (The MFS Fund has nine additional Portfolios that are not available through the Contract.) CA invests in one Portfolio of the Templeton Fund: Templeton International Fund Class 2. (The Templeton Fund has several additional Portfolios that are not available through the Contract.) The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, the Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.

The MFS Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United
States.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the Funds can be found in the current Fund Prospectuses which are attached and accompany this Prospectus. The Fund Prospectuses should be read carefully before any decision is made concerning the allocation of premiums to a particular Subaccount of CA.

Additions, Deletions or Substitutions of Investments

Union Central retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Subaccount of CA or that CA may purchase. Union Central reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Fund Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in Union Central's judgment investment in any Portfolio would become inappropriate in view of the purposes of CA. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Contract Owner's interest in a Subaccount will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change. In the case of such substitution, affected Contract Owners will have the right, within 30 days after notification, to surrender the Contract without the imposition of any withdrawal charge. Nothing contained in this Prospectus shall prevent CA from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

The Company may also establish additional Subaccounts of CA. Each additional Subaccount would purchase shares in a new Fund Portfolio, in another mutual fund, or in a combination of these. New Subaccounts may be established when, in the sole discretion of Union Central, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners only on a basis to be determined by Union Central, if at all. Union Central may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, Union Central may, by appropriate endorsement, make such changes in Contracts offered by this Prospectus as may be necessary or appropriate to reflect such substitution or change. If deemed by Union Central to be in the best interests of persons having voting rights under the Contracts, CA may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.


                         THE CONTRACT

Purchasing a Contract

A Contract can be purchased by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to Union Central by a representative of Union Central who is also a qualified securities representative under federal law. Acceptance of an application is subject to Union Central's underwriting rules and Union Central reserves the right to reject any application. If an initial premium cannot be credited to the Contract within five business days of receipt by Union Central, then Union Central will return the premium to the payor immediately unless the applicant consents to Union Central holding the premium for a longer period. Initial premiums accompanied by completed applications will be credited to the Contract not later than two business days following receipt.

Premiums

After the first premium has been paid and accepted, the Owner has flexibility, within the limits of any applicable retirement plan, in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. (Union Central may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.)

If no premiums are paid for two consecutive Contract Years (three in New York), Union Central may cancel the Contract and return the Accumulation Value (less the administration fee and surrender charge, if applicable) but only if (1) the Accumulation Value is less than $2,000 at the end of the two-year period (three-year period in New York); and (2) the total premium paid, less any partial surrenders, is less than $2,000. Union Central will not cancel a Contract unless it first gives the Contract Owner at least 30 days' notice to pay an additional premium to prevent cancellation.

Premiums will be allocated among the thirteen Investment Options (the twelve subdivisions of the Variable Account and the Guaranteed Account) in accordance with the instructions of the Contract Owner, as specified in the application for the Contract or as subsequently changed by the Owner. Any portion of the premium, subject to a $10 minimum, may be allocated to these Investment Options. The allocation may be changed at any time, without charge, by providing proper instructions to Union Central in a form acceptable to Union Central.

Crediting of Accumulation Units

Premiums that are allocated to the Contract's Variable Account are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the amount allocated to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of CA for the Valuation Period during which the premium is received. (In the case of the initial premium, units are credited when the application is accepted.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

Prior to the Maturity Date, the Accumulation Value equals the sum of the Variable Account and the Guaranteed Account credited to the Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value in a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see page 25.

Value of Accumulation Units

The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount of
CA are valued separately.

A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day); and (ii) any day on which changes in the value of the Portfolio securities of the Funds will not materially affect the current net asset value of the shares of a Portfolio.

The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

The Net Investment Factor for each Subaccount for any Valuation
Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

(A)   is:
   (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
   (2) the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
   (3) a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which Union Central determines to have resulted from the maintenance of the Subaccount (Union Central does not believe that currently any taxes are incurred by CA); and

(B)   is:
   (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
   (2) the per share charge or credit for any taxes provided for during the immediately preceding valuation period; and

(C) is a factor representing the daily charges deducted from CA by Union Central for administrative expenses and assumption of the mortality and expense risks under the Contract. The factor is equal to 0.00003% for a one-day valuation period.

Transfers

Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract Owners may transfer up to the greater of (1) 20% of the value of the Guaranteed Account (as of the first day of the Contract Year), or (2) $1,000 to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge is imposed for each transfer in excess of that number, and is deducted from the Investment Option from which the transfer is made (or from the amount transferred, if the entire amount in any Investment Option is transferred). The transfer charge is currently $10 and may be increased, but it will never be more than $15.

If after a transfer the amount remaining in any Investment
Option is less than $25, then the entire amount will be transferred instead of the requested amount.

Transfer requests must be made pursuant to proper written or telephone instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which Union Central receives the transfer request at its Home Office.

After the Maturity Date, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity payments will result in subsequent annuity payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

Telephone Transfers: Contract Owners are eligible to effect transfers pursuant to telephone instructions unless they elect out of the option by writing Union Central.

Telephone transfer instructions may be made by calling 1-800-456-9319 between 9:00 a.m. and 3:30 p.m. (Eastern Time Zone) on days when Union Central is open for business. Each telephone exchange request must include a precise identification of the Contract and the Contract Owner's Personal Security Code or other designated identifiers. Union Central may accept telephone exchange requests from any person representing himself or herself to be the Contract Owner or any other person who properly identifies the correct Contract Number and Personal Security Code or other designated identifiers. Thus, Contract Owners risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither Union Central nor the Funds nor Carillon Investments, Inc., the principal underwriter of the Contracts, will be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Contract Owners will bear the risk of any such loss. Union Central will employ reasonable procedures to confirm that telephone instructions are genuine. If Union Central does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or tape recording of telephone transfer request instructions received from Contract Owners. All or part of any telephone conversation relating to transfer instructions may be recorded by Union Central without prior disclosure.

Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. Allocations of future premium payments can only be changed by proper written request. (See "Premiums" on page 16.)

NOTE: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and will be processed pursuant to the terms and restrictions described in this "Transfers" section.

Additional information concerning this transfer privilege may be obtained from Union Central. Union Central reserves the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.

Special Transfers - Dollar Cost Averaging

Union Central administers a Dollar Cost Averaging ("DCA") program that enables the Contract Owner to pre-authorize a periodic exercise of the right to transfer amounts among subdivisions of the Variable Account. Contract Owners entering into a DCA agreement instruct Union Central to transfer monthly (as of the first business day of the month) a predetermined dollar amount (a minimum of $100) from the Money Market subdivision to other subdivisions of the Variable Account until the amount in the Money Market subdivision is exhausted. A DCA agreement may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the next transfer date so that the transfer scheduled to take effect on such date can be cancelled.

Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect a Contract Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

Contract Owners interested in the DCA program may elect to participate in this program by separate application.

Portfolio Rebalancing Plan

Union Central administers a Portfolio Rebalancing Plan that enables Contract Owners with a minimum balance of $5,000 in the Variable Account to indicate to Union Central the percentage levels he or she would like to maintain among the subdivisions of the Variable Account. On a quarterly, semi-annual or annual basis as selected by the Contract Owner, Union Central will automatically rebalance the subdivisions of the Contract Owner's Variable Account to maintain the indicated percentages by transfers among the subdivisions. (The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account.) The entire value of the subdivisions of the Variable Account must be included in the Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, Interest Sweep Plan (see below), or other transfers or withdrawals may not work in concert with the Portfolio Rebalancing Plan. Therefore, Contract Owners should monitor their use of these other programs and any other transfers or withdrawals while the Portfolio Rebalancing Plan is being used.

The Portfolio Rebalancing Plan may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the date of the next rebalancing.

Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect a Contract
Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

Union Central reserves the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Contract Owners may elect to participate in this program by separate application.

Interest Sweep

Contract Owners with a minimum balance of $5,000 in the Guaranteed Account may elect to have the interest credited to the Guaranteed Account periodically transferred (or "swept") into specified subdivisions of the Variable Account. The sweep may be done on a quarterly, semi-annual or annual basis.

The Interest Sweep Plan may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the date of the next periodic sweep.

Transfers made pursuant to the Interest Sweep Plan are not subject to a transfer charge and do not affect a Contract
Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

Union Central reserves the right to alter the terms or suspend or eliminate the availability of the Interest Sweep Plan at any time.

Contract Owners may elect to participate in this program by separate application.


Surrenders

The Contract Owner may make cash withdrawals (surrenders) of all or part of the Accumulation Value at any time prior to the earlier of the death of the Annuitant or the Maturity Date (subject to any restrictions imposed in connection with a particular retirement plan). Surrender requests must be made in writing on forms provided by Union Central. Surrenders cannot be made by telephone. Surrenders include, but are not limited to, transactions commonly referred to as withdrawals, external transfers, rollovers and exchanges under Section 1035 of the Code. The amount available is the Accumulation Value at the end of the valuation period during which Union Central receives the proper written request, less any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request (see "Miscellaneous Contract Provisions" in the Statement of Additional Information). For surrenders from the Guaranteed Account, see page 26. For restrictions applicable to certain surrenders under Contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code, see "Qualified Plans," page 28.

The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If after the surrender (and deduction of the surrender charge, if any) the amount remaining in the Investment Option would be less than $25, then the request will be considered to be a request for surrender of the entire amount held in the Investment Option. If a partial surrender plus any surrender charge would reduce the Accumulation Value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire Accumulation Value, less any charges, will be paid out.

Under certain circumstances, surrenders will be subject to the surrender charge set forth below under "Surrender Charge" at page 21. Surrenders of Contracts may be subject to a 10% tax penalty (see "Federal Tax Matters" in the Statement of
Additional Information).

The full administration fee will also be deducted at the time of
total surrender regardless of the date of surrender.   For total
surrenders, any surrender charge and administration fee will be deducted from the amount paid.

Partial surrenders will be implemented by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. The Contract Owner should designate the Investment Option from which the surrender should be made. If no designation is made, the requested amount will be withdrawn from each Investment Option in the same proportion that the interest therein bears to the Accumulation Value. The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Variable Account (and because there are certain charges), the total amount paid upon total surrender of the Contract (including any prior surrenders) may be more or less than the total premiums paid.

Personal Income Plan

Union Central administers a Personal Income Plan ("PIP") that enables a Contract Owner to pre-authorize a periodic exercise of the contractual surrender rights described above. Contract Owners entering into a PIP agreement instruct Union Central to withdraw a level dollar amount or percentage of the Accumulation Value on a monthly, quarterly, semi-annual or annual basis. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of the Contract Owner's Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable (see "Surrender Charge" at page 21.) PIP surrenders may also be subject to the 10% federal tax on early withdrawals (see "Federal Tax Matters" in the Statement of Additional Information).



                 CHARGES AND OTHER DEDUCTIONS

Administration Fee

Prior to the Maturity Date, an annual administration fee of $30 will be deducted from the Accumulation Value as partial reimbursement for actual expenses related to the administration of each Contract and the Variable Account. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. Union Central also reserves the right to waive this fee for select classes of employer sponsored retirement plan contracts. Union Central guarantees that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted after the Maturity Date.

The annual administration fee will be deducted on the last day of each Contract Year. The fee will be deducted pro rata from all Investment Options in the same proportion that the Contract Owner's interest in each bears to the total Accumulation Value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the Accumulation Value of the Contract is $25,000 or more on the date of surrender.

There will also be a deduction, on a daily basis, at an annual rate of 0.25% of the assets of the Variable Account to help defray the expenses of administering CA and the Contract. This deduction also is guaranteed not to increase over the life of the Contract. Because this fee is a percentage of assets, rather than a flat amount, larger contracts will, in effect, pay a higher proportion of the total administrative expenses of CA than smaller contracts. The deduction for 1997 was $754,374.

Administrative expenses include expenses incurred in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and Contract changes, calculating Accumulation Unit and Annuity Unit values, reporting and other communications to Owners and other similar expense and overhead costs.

Mortality and Expense Risk Charge

A Mortality and Expense Risk Charge will be deducted daily at a rate equal, on an annual basis, to 1.0% of each Contract's Variable Account. THIS CHARGE MAY INCREASE BUT UNION CENTRAL GUARANTEES THAT IT WILL NEVER BE MORE THAN 1.7%. Although Union Central does not believe it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is .7% for mortality risk and .3% for expense risk.

The mortality risk arises from Union Central's guarantees to make annuity payments in accordance with the annuity tables, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from Union Central's guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should an Annuitant die before the Maturity Date.

Union Central's expense risk arises from the possibility that the amounts realized from the administration fee and surrender charge (which are guaranteed not to increase) will be insufficient to cover actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from Union Central's general corporate funds, including amounts derived from the Mortality and Expense Risk Charge.

If amounts derived from the Mortality and Expense Risk Charge are insufficient to cover mortality costs and excess expenses, Union Central will bear the loss. If the charge is more than sufficient, Union Central will retain the balance as profit. Union Central currently expects a profit from this charge. The Mortality and Expense Risk Charge for 1997 was $3,683,113.

Surrender Charge (Contingent Deferred Sales Charge)

The Accumulation Value may, as explained above, be withdrawn in whole or in part by totally or partially surrendering the Contract, at any time before the earlier of the Maturity Date or the Annuitant's death. However, if a surrender takes place in the first eight Contract Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

Contract Year   1   2   3   4   5   6   7   8   Thereafter
              --------------------------------------------
                7%  7%  6%  5%  4%  3%  2%  1%    0%

Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value (as of the date of the first partial surrender in the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, PIP surrenders (see "Personal Income Plan" at page 20) in a Contract Year totaling not more than 10% of the Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.

Terminal Illness/Confinement

Also, where permitted by state law, the surrender charge will be waived upon a full surrender or one or more partial surrenders in the event of (1) or (2) below:

(1) The Contract Owner becomes confined in a qualified institution for a period of at least 30 consecutive days after the later of the issue date of the Contract ("Contract Date") or May 1, 1993, subject to the following:

   (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

   (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

   (c) The Owner was not confined in a qualified institution at any time during the 60 day period just prior to the later of the Contract Date or May 1, 1993.

   (d) Union Central receives a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

   (e) A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:

      (i)   medical treatment is available on a daily basis; and
      (ii)   daily medical records are kept for each patient.

(2) The Contract Owner acquires a terminal illness after the later of the Contract Date or May 1, 1993, subject to the following:

   (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

   (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

   (c)   The Owner has less than 12 months to live.

   (d) Union Central must receive a written request for full or partial surrender together with a certificate from the Owner's attending physician stating the Owner's life expectancy and any other proof Union Central may require.

   (e) "Physician" means a medical doctor licensed in the United States who:

      (i)   is operating within the scope of that license; and
      (ii)   is not the Owner and is not related to the Owner.

The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums.

The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a Corporate Pension Plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser, and will be based on reduced selling and other expenses.

The surrender charge may be modified for Contracts where the premium is a result of a transfer to or from (i) another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan, (ii) a Certificate (account) under certain Union Central Group Retirement Annuity Contracts, or (iii) certain Union Central Life Insurance Policies or Annuity Contracts. In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option or Options from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charges on a total surrender of a Contract will be deducted from the amount paid.

The amounts obtained from the surrender charge will be used to offset the distribution fee paid Carillon Investments. See page
29.

The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. Any shortfall will be paid by Union Central out of its general surplus, which may include profits derived from the mortality and expense risk charge.

Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 27.

Premium Taxes

Union Central will, where such taxes are imposed by state law, deduct premium taxes or other taxes relative to the Contract (collectively referred to as "premium taxes") when incurred, which could be (1) at the Maturity Date, (2) when a total surrender occurs, or (3) when premiums are paid. If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that the Contract Owner's interest in the Investment Option bears to the total Accumulation Value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as the Contract Owner's state of residency and the insurance laws and status of Union Central in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Fund Expenses

There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund Prospectuses.


                    BENEFITS UNDER THE CONTRACT

Death Benefits

If the Annuitant is the Owner and dies prior to the Maturity Date, or if the Annuitant dies prior to the Maturity Date while the Owner is living, then a death benefit will be paid to the designated Beneficiary. The death benefit will be the greater of: (a) the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charges associated with those partial withdrawals; or (b) the Accumulation Value on the date Union Central receives Due Proof of Death. This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of CA.

If the Owner is not the Annuitant and the Owner dies before the Maturity Date and while the Annuitant is living, Union Central will pay the Accumulation Value (measured as of the date Union Central receives Due Proof of Death) to the Owner's estate or to a successor owner. Notwithstanding the foregoing sentence to the contrary, if the Owner's spouse is the designated beneficiary under the Contract, such spouse will become the Owner of the Contract and no distribution will be required as a result of the death of the original Owner.

If the Annuitant dies after the Maturity Date, Union Central will provide the death benefit, if any, contained in the particular Annuity Option elected. See page 24.

Annuity Payments

Maturity Date The Contract Owner specifies a Maturity Date in the application, which is the day that annuity payments will commence under the Contract. The Contract Owner may change the Maturity Date at any time, provided written notice of the change is received by Union Central at least 30 days before the previously specified Maturity Date. The Maturity Date must be:
(a) at least a month after the Contract Date; (b) the first day of a calendar month; and (c) no later than the Annuitant's 95th (85th in New York and Pennsylvania) birthday (particular retirement plans may impose additional limitations).

Type of Income Payments A Contract Owner may specify any proportion of the Accumulation Value (less premium taxes, if any) to be applied to a Variable Annuity or a Fixed Annuity. Variable Annuity payments will vary in accordance with the investment experience of the Subaccount selected by the Contract Owner.

At least 30 days before the Maturity Date, the Contract Owner must select how the Accumulation Value will be used to provide the monthly annuity payments. If no selection is made, Union Central will provide a Fixed Annuity with the proceeds of the Guaranteed Account and a Variable Annuity with the proceeds of the Variable Account. The first Variable Annuity payment will be based on the allocation of the Variable Account among the subdivisions.

If a Variable Annuity is selected, the amount of the first monthly income payment will be obtained from the appropriate
Option Table in the Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

Amount of Variable Annuity Payments The amount of Variable Annuity payments will depend not only upon the investment experience of the Subaccount selected by the Contract Owner, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the Annuity Option chosen. Union Central guarantees that the annuity payments (1) will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and (2) will not be affected by the actual amount of expenses incurred by Union Central in administering the Contract.

Since Variable Annuity payments will vary in accordance with the investment results of the Subaccounts, the amount of the Variable Annuity payments cannot be predetermined.

If the total Accumulation Value to be applied to an Annuity Option is less than $5,000 ($2,000 in Massachusetts and New
York), Union Central will have the option of paying the Accumulation Value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the Annuity Option selected is less than $50 ($20 in New York), Union Central may change the payment frequency of annuity payments to quarterly, semiannually or annually.

Annuity Options The Contract Owner may elect a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity. All of the Annuity Options listed below (except the Alternate Annuity Option) are available as either Fixed or Variable Annuities.

Up to 30 days before the Maturity Date, the Contract Owner may change the Annuity Option. If an Annuity Option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity payments begin. The Annuity Options include:

Option 1: Life Annuity (a) Nonrefund. Union Central will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this Option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

(b) 5-Years Certain. Union Central will make payments for at least five years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

(c) 10-Years Certain. Union Central will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless the Contract Owner selects a different option.)

(d) Installment Refund. Union Central will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this Installment Refund Option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

Option 2: Joint and Survivor Life Annuity (a) Joint and Survivor Nonrefund. Union Central will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant. It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

(b) Joint and Survivor with 10-Year Certain. Union Central will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

Instead of the settlement in accordance with the Annuity Options described above, Contract Owners may choose an alternate type of Fixed Annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities being issued by Union Central on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

If the Annuitant dies on or after the Maturity Date, but before annuity payments have been made for a guaranteed period, if any, Union Central will continue payments to the beneficiary until the rest of the guaranteed payments have been made. If no beneficiary is living, Union Central will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the Annuity Option Table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.


                     THE GUARANTEED ACCOUNT

Premiums allocated to the Guaranteed Account and transfers to the Guaranteed Account become part of the general assets of Union Central, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is Union Central registered as an investment company under the Investment Company Act of 1940 ("1940 Act "). Accordingly, neither Union Central nor any interests in its general assets generally are subject to the provisions of the 1933 or 1940 Acts and it is understood that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion of the Contract. Disclosures regarding the fixed portion of the Contract and Union Central, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For complete details regarding the fixed portion, see the Contract itself.

General Description

The Guaranteed Account is the value of the Contract that is part of the general assets of Union Central, other than those allocated to separate investment accounts such as CA. Contract Owners may elect to allocate all or part of their premiums to the Guaranteed Account, and they may also transfer values from the Variable Account to the Guaranteed Account. Union Central bears the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas the Contract Owners bear the investment risk for amounts allocated or transferred to the Variable Account. Union Central has sole discretion to invest its general assets, including assets funding the Guaranteed Account, subject to applicable law.

Guaranteed Account Accumulations

Union Central guarantees that it will credit interest to the Guaranteed Account at an effective rate of at least 4.0% per year (compounded annually). Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed Account at such increased rates and in such a manner as Union Central may determine. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF UNION CENTRAL.

Union Central guarantees that, at any time prior to the Maturity
Date, the Guaranteed Account of the Contract will be at least equal to:

(1)   the total of all net premiums allocated to the Guaranteed
Account; plus

(2)   the total of all amounts transferred to the Guaranteed
Account from the Variable Account; minus

(3)   the total of all amounts transferred from the Guaranteed
Account to the Variable Account (including the transfer fee);
minus

(4) the total of all administration fees attributable to the Guaranteed Account; minus

(5)   the total of all partial surrenders from the Guaranteed
Account (including any surrender charges); plus

(6) interest at the guaranteed annual effective interest rate of 4.0%.

Fixed Annuity Payments

A fixed annuity is an annuity with payments that have a dollar amount that is fixed and guaranteed by the insurance company issuing the Contract. The amount of the annuity payments will be determined by applying the Guaranteed Account to rates at least as favorable as those in the applicable annuity option table in accordance with the Annuity Option elected. This will be done at the Maturity Date. The annuity option tables contained in the Contract are based on a 4.0% interest rate.

Union Central guarantees the amount of fixed annuity payments.
The payment depends only on the annuity option elected, the age
(and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

Surrenders

The Contract Owner may surrender all or part of the Guaranteed Account value at any time prior to the Maturity Date or the death of the Annuitant. Union Central intends to pay surrender requests upon receipt but reserves the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 20.

Transfers

Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract Owners may transfer up to the greater of (1) 20% of the value of the Guaranteed Account (as of the first day of the Contract Year), or (2) $1,000 to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less,
the entire amount in the investment option.   No transfers may
be made with respect to fixed annuity payments.


                      GENERAL MATTERS

Designation of Beneficiary

The Beneficiary is the person designated as such in the application and is the person or persons to whom benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, the Contract Owner may change the Beneficiary while the Annuitant is living by providing Union Central with written notice. Any change will be effective at the time it is signed by the Contract Owner, whether or not the Annuitant is living when the change is received by Union Central. Union Central will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

20-Day Right to Examine Contract

If a Contract Owner is not satisfied with the Contract, it may be voided by returning it to Union Central or the agent of Union
Central from which it was purchased within 20 days of receipt.
The Contract Owner will then receive a full refund of any premium paid or in certain states the Accumulation Value.

Contract Owner's Inquiry

Contract Owners may make inquiries concerning their contracts by calling Union Central at (513) 595-2728, or writing c/o Annuity
Administration, P.O. Box 40888, Cincinnati, Ohio 45240.


                     FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. This discussion is based upon Union Central's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended ("Code"). The ultimate effect of federal income taxes on the Accumulation Value, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on Union Central's tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

Tax Status of Contracts

The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Internal Revenue
Code.

Union Central believes that an annuity owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., "surrenders") or as annuity payments under the annuity option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Owner's cash value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

The following discussion applies generally to Contracts owned by natural persons.

In the case of a surrender under Qualified Contracts, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." Any additional amount withdrawn is not taxable. The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income. For contracts issued in connection with tax-qualified plans, the "investment in the contract" can be zero. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a surrender under Nonqualified Contracts, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

The recipient of an annuity payment under the Contract is generally taxed on the portion of such payment that exceeds the "investment in the contract." For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the Contract until the investment in the Contract is recovered; the remainder of each payment is taxable. Once the investment in the Contract is recovered, the entire amount of each payment is taxable.

For Nonqualified Contracts, there may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. In general, there is no penalty tax on surrenders (1) made on or after age 59 1/2, (2) made as a result of death or disability, or (3) received in substantially equal installments as a life annuity. For some Qualified Contracts, there may be imposed a penalty tax on certain surrenders.

A transfer of ownership of a Contract, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Withholding for federal income taxes on annuity payments is required unless the recipient elects not to have any such amounts withheld and properly notifies Union Central of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.

Qualified Plans

The Contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

(a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59 1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

(b) Individual Retirement Annuities. Sections 219, 408 and 408A of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

(c) Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

(d) H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

(e)   State and Local Government Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.


   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.


   DISTRIBUTION OF THE CONTRACTS

Carillon Investments, Inc. (a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Union Central will pay Carillon Investments, Inc., an amount not in excess of 5% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. In those cases where the surrender charges are reduced (see page 22), the amount paid to Carillon Investments will be less than 5% of premiums.


   VOTING RIGHTS

To the extent required by law, the Portfolio shares held by CA will be voted by Union Central at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of CA. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Union Central determines that it is allowed to vote the Portfolio shares in its own right, Union Central may elect to do so.

The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. Prior to the Maturity Date, the number of votes for which a Contract Owner has a right to give instructions will be determined by dividing the Accumulation Value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the Annuitant has the voting interest. The number of votes after the Maturity Date will be determined by dividing the reserve for such Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to such meeting in accordance with procedures established by Union Central. Fund shares held in CA as to which no timely instructions are received will be voted or not voted by Union Central in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Carillon Fund has adopted an amendment to its By-laws providing that unless otherwise required by the Investment Company Act of 1940, Carillon Fund shall not be required to hold an annual meeting of shareholders unless the Board of Directors determines to hold an annual meeting. Carillon Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

Scudder Fund, which was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust," does not intend to hold annual meetings. However, shareholders of Scudder Fund have certain rights, as set forth in the Declaration of Trust of Scudder Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees.

American Century Fund was organized as a Maryland corporation. An insurance company issuing a variable contract invested in shares issued by the American Century Fund will request voting instructions from Contract Owners and will vote shares in proportion to the voting instructions received.

MFS Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust." It does not intend to hold annual shareholder meetings.

Templeton Fund was organized in the Commonwealth of Massachusetts as a "Massachustees business trust." Massachusetts business trust law does not require the Trust to hold annual shareholder meetings.


                     PREPARING FOR YEAR 2000

Like all financial services providers, Union Central utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. Union Central and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Union Central. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Union Central currently anticipates that its systems will be Year 2000 compliant on or about January 2, 1999, but there can be no assurance that Union Central will be successful. The failure of Union Central or one of its service providers to achieve timely and complete compliance could materially impair Union Central's ability to conduct its business, including its ability to accurately and timely value interests in the Contracts.


                        FINANCIAL STATEMENTS

Financial statements of CA and Union Central are included in the SAI which may be obtained without charge by writing or telephoning Union Central at: address - P.O. Box 40409,
Cincinnati, Ohio 45240-0409;  telephone - 1-800-999-1840.


                         APPENDIX A

                   IRA DISCLOSURE STATEMENT


Part I of this statement is designed to help you understand the requirements, as they exist for tax years beginning on and after 1-1-98, of federal tax law which apply to your traditional Individual Retirement Annuity (traditional IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one purchased by your spouse (see Spousal IRAs below). Part II describes the requirements for your SIMPLE IRA, and Part III describes the requirements for your Roth IRA. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Seven-day Review Period

You have seven days after you sign your application to review this statement and the Prospectus without obligation. If you notify Union Central or your sales representative either orally or in writing within the seven-day period that you want to revoke your application, your entire purchase payment will be refunded to you. The address and telephone number of Union Central are as follows:

      The Union Central Life Insurance Company
      P.O. Box 40888
      Cincinnati, Ohio 45240
      Telephone: (513) 595-2728 8:15 a.m.-4:30 p.m. (Eastern
Time Zone)

Part I.  Traditional IRA and SEP-IRA

Eligibility Requirements

If neither you, nor your spouse, is an active participant (see
A. below) you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. (Combined contributions to a traditional IRA and Roth IRA may not exceed $2,000 for the taxable year.) If you or your spouse is an active participant but have a combined adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is scaled down and eventually eliminated.

A. Active Participant

You are an "active participant" for a year if you are covered by a retirement plan during any part of that year. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary-reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan (SEP), a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as (1) an Armed Forces Reservist, for less than 90 days of active service; or (2) a volunteer firefighter covered for firefighting service by a government plan, which will not provide more than $1,800 per year at age 65. Of course, if you are covered in any other plan, these exceptions do not apply.

If your spouse is an active participant, by employing similar rules as above to his or her situation, but you are not, deductibility for your traditional IRA will be phased out as described below, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, your Threshold Level is $30,000 for taxable years beginning in 1998. The Threshold Level if you are married and file a joint tax return is $50,000 for taxable years beginning in 1998, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $30,000 for 1998. The Threshold Level is established for future years as follows:

                             Joint Returns


                                              The applicable
For taxable years beginning in:               Threshold Level
    1999                                      $51,000
    2000                                      $52,000
    2001                                      $53,000
    2002                                      $54,000
    2003                                      $60,000
    2004                                      $65,000
    2005                                      $70,000
    2006                                      $75,000
    2007 and thereafter                       $80,000



                             "Single" Returns

                                              The applicable
For taxable years beginning in:               Threshold Level
    1999                                      $31,000
    2000                                      $32,000
    2001                                      $33,000
    2002                                      $34,000
    2003                                      $40,000
    2004                                      $45,000
    2005 and thereafter                       $50,000

If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI--Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000. You can estimate your Deduction Limit or calculate it as follows:

$10,000 - Excess AGI     X   Maximum Allowable Deduction =
Deduction Limit
--------------------
   $10,000

You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,524, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

If you and your spouse file a joint tax return, and only one of you is an active participant, the applicable Threshold Level for the one who is not an active participant is $150,000 and the denominator of the fraction given above remains at $10,000.

Deductible Contributions

If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible up to the deduction limit whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you file your income tax return for that year (i.e., April 15 if you are a calendar-year taxpayer) with no extensions.

Under certain circumstances an employee may elect to have the employer make up to $7,000 ($10,000 in 1998 as adjusted for inflation) in salary-reduction contributions to a SEP. Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 15% of your compensation. Compensation is limited to $160,000 in 1998 ( as adjusted for inflation.) Employer contributions to a SEP-IRA are excludable from the employee's gross income rather than deductible.

If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

No contribution may be made to your traditional IRA or SEP-IRA during or after the tax year in which you attain age 70 1/2.

Nondeductible Contributions

Even if you are above the threshold level and thus may not make a deductible contribution of $2,000, you may still contribute up to the lesser of 100% of compensation or $2,000 to a traditional IRA. The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS by including form 8606 as a part of your tax return for the year. There is a $50 penalty for failure to file Form 8606, entitled Nondeductible IRA Contributions, IRA Basis, and Nontaxable IRA Distributions.

You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

Spousal IRAs

Your spouse may make a contribution to a spousal IRA if he or she files a joint tax return with you and his or her gross income (if any) for the taxable year is less than yours. The maximum amount allowable as a contribution to the spousal IRA is limited to the lesser of (a) $2,000, and (b) the total of both spouses' gross income reduced by the amount contributed for your own IRA and your own Roth IRA. This means that the total contributions that can be made to your and your spouse's IRAs can be as much as $4,000 for the taxable year.

The amount which your spouse may deduct for a spousal IRA is limited by application of the rules for active participation as described in "Eligibility Requirements," above.

You may not make a contribution to your IRA for any tax year during which and after you attain age 70 1/2. Your spouse, however, may make contributions to his or her spousal IRA until the tax year in which he or she reaches age 70 1/2 if the other conditions mentioned in the previous paragraphs are met.

Rollover Contributions

Once every year, you are permitted to withdraw any portion of the value of your traditional IRA or SEP-IRA and reinvest it in another traditional IRA. Withdrawals may also be made from other traditional IRAs and contributed to this IRA. This transfer of funds from one traditional IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another traditional IRA within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA is permitted. Such direct transfers are not limited to one per year.

A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TDA and HR-10 plans). Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-IRA contributions.

Premature Distributions

At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan or borrow on your IRA or SEP-IRA. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includable in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA or SEP-IRA. In the case of a surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled, or if you do not meet certain other limited exceptions described in the following sentences. The 10% penalty does not apply to an amount equal to medical expenses in excess of 7.5% of your Adjusted Gross Income (AGI), nor does it apply to amounts withdrawn to pay for medical expenses for you and your spouse and dependents if you have separated from employment and received unemployment compensation for at least 12 consecutive weeks, and the withdrawal is made in the year unemployment compensation is received or in the following year. In addition, the 10% penalty does not apply to surrenders for qualified higher education expenses or for withdrawals up to $10,000 which is a qualified first-time home distribution.

Qualified higher education expenses include tuition, as well as room and board, fees, books, supplies and equipment required for enrollment or attendance at a post-secondary education institution. Such qualified higher education expenses may be incurred by you or your spouse, or any child or grandchild of you or your spouse. A qualified first-time home distribution is one which is used within 120 days to rebuild, build or buy your principal residence or the principal residence of your spouse, child, grandchild or ancestor in a situation in which you or your spouse did not have any ownership interest in a principal residence in the two years ending on the date of acquisition of the residence at issue.

There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary, and there is no 10% penalty for payments due to your death.

The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable to such excess contribution. However, the net income must be reported and may be subject to the 10% penalty tax. Unless you are 59 1/2, totally disabled, or meet the limited exceptions mentioned in the previous paragraph, a 10% penalty tax will be imposed on the part of an excess contribution greater than $2,000 which is withdrawn after your tax filing date.

Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

Remaining Nondeductible Contributions X Total Distributions =
Nontaxable Distribution
-------------------------------------          (for the year)
    (for the year)
 Year-end total of traditional
      IRA account balances

To compute the year-end total of traditional IRA account balances you treat all of your traditional IRAs as a single IRA. This includes all traditional IRAs, as well as SEP-IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Distributions

A. Inadequate or Underdistributions 50% Tax

Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 following the end of the calendar year in which you attain age 70 1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated, and for each succeeding year a distribution must be made on or before December
31. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

B. Distribution Forms

By the required beginning date, you may elect to have the balance in the account disbursed in one of the following forms:

   (1)   a single sum payment;
   (2)   equal or substantially equal payments over your life;
   (3) equal or substantially equal payments over the lives of you and your designated beneficiary;
   (4) equal or substantially equal payments over a specified period that may not be longer than your life expectancy; or
   (5) equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of you and your designated beneficiary.

C. Death Benefits

If you die before your entire interest is distributed, the entire remaining interest will be disbursed as follows:

   (1) If you die on or after disbursements have begun under B., the entire remaining interest must be disbursed at least as rapidly as provided under B.

   (2) If you die before disbursements have begun under B., the entire remaining interest must be disbursed as elected by you or, if you have not so elected, as elected by the beneficiary or beneficiaries, as follows:

 (i) by December 31st of the year containing the fifth anniversary of your death;
     or

(ii)in equal or substantially equal payments over the life or life expectancy of the designated beneficiary or beneficiaries starting by December 31st of the year following the year of your death.
If, however, the beneficiary is your surviving spouse, then this disbursement is not required to begin before December 31st of the year in which you would have turned 70 1/2.

Unless otherwise elected by you prior to the commencement of disbursements under B. or, if applicable, by the surviving spouse where you die before disbursements have commenced, life expectancies of you or your spouse beneficiary shall be recalculated annually for purposes of disbursements under B. and
C. An election not to recalculate shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary shall not be recalculated.

Prototype Status

The Internal Revenue Service reviewed the format of your IRA, and issued an opinion letter on May 19, 1986, to The Union Central
Life Insurance Company stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Part II.  SIMPLE IRA

A SIMPLE-IRA is one that is issued in conjunction with your employer's "savings incentive match plan for employees" (SIMPLE-IRA plan) which meets the requirements of Section 408 (p) of the Internal Revenue Code (Code). You should consult with your employer concerning the actual provisions of the SIMPLE-IRA plan pertaining to participation requirements, the amount of employee and employer contributions and other SIMPLE-IRA plan provisions. The following discussion concerns your SIMPLE-IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, above or the discussion in Part III of Roth IRA, unless otherwise noted.

Contributions

Your SIMPLE IRA will accept only a cash contribution made by an employer on your behalf under a SIMPLE-IRA plan that meets the requirements of Section 408(p) of the Code, and a rollover contribution or a transfer of assets from another SIMPLE-IRA of yours. No other contributions will be accepted.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

Rollovers and Transfers

Prior to the expiration of the two-year period beginning on the date you first participated in any SIMPLE-IRA plan maintained by your employer, any rollover or transfer by you of funds from this SIMPLE-IRA must be made to another SIMPLE-IRA of yours. Any distribution of funds to you during this two-year period may be subject to a 25% additional tax if you do not roll over the amount distributed into a SIMPLE-IRA. After the expiration of this two-year period, you may roll over or transfer funds to any of your IRAs that are qualified under Section 408(a), (b) or (p) of the Code.

Premature Distributions, Distributions and Reporting to the IRS

Rules similar to those pertaining to SEP-IRAs as discussed in Part I, above, in relation to premature distributions and distributions generally apply to your SIMPLE-IRA. See the section entitled "Reporting to the IRS" in Part I for an appropriate discussions of those requirements.

Prototype Status

The Internal Revenue Service reviewed the format of your SIMPLE
IRA and issued an opinion letter on September 26, 1997, to the Union Central Life Insurance Company stating that your policy qualifies as a prototype SIMPLE-IRA.

Part III.  Roth IRA

The Taxpayer Relief Act of 1997 created a new type of IRA called the Roth IRA, effective for tax years beginning in 1998. Such an IRA must meet the requirements of Section 408A of the Code. The following discussion concerns your Roth IRA in place of the discussion concerning a traditional IRA or SEP-IRA in Part I, or the discussion of the SIMPLE-IRA in Part II, above, unless otherwise noted.

Contributions

If your Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in Section 408A(e) of the Code, it will accept only cash contributions and only up to a maximum amount of $2,000 for any of your tax years. (The aggregate amount of contributions for all of your Roth IRAs and traditional IRAs may not exceed $2,000.) If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted. Contributions may be made even after you attain age 70 1/2.

A Roth Conversion IRA is a Roth IRA that accepts only IRA
Conversion Contributions made during the same tax year.

IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a non-Roth IRA to a Roth IRA. A non-Roth IRA is an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code, other than a Roth IRA.

Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the reund, toward the payment of future premiums or the purchase of additional benefits.

Limitations on Contributions

The $2,000 limit described in the previous section is gradually reduced to $0 between certain levels of Adjusted Gross Income ("AGI"). If you are single, the $2,000 annual contributions is phased out between AGI of $95,000 and $110,000; if you are married and file jointly, between AGI of $150,000 and $160,000; and if you are married and file separately, between $0 and $10,000. You may not make an IRA Conversion Contribution during a tax year if your AGI for that year exceeds $100,000 or if you are married and file a separate return for that tax year.

If you should contribute more than the maximum contribution amount to your Roth IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your Roth IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution. (See Reporting to the IRS in Part I, above.).

Tax Treatment of Contributions

No federal tax deduction is allowed for your contributions to a Roth IRA.

Required Distribution on Benefits (Required Only Upon Your Death)

(The term "designated beneficiary" means any individual designated as beneficiary by you.)

A. If you die before your entire interest is distributed and your surviving spouse is not your sole designated beneficiary,the entire remaining interest will at your election, or it you have not so elected, at the election of the designated beneficiary, either:

   (1) be distributed by December 31 of the year containing the fifth anniversary of your death; or

   (2) be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following your death. If distributions do not begin by the date described in (2) above, distribution method (1) will apply.

B. In the case of distribution method (A)(2) above, to determine the minimum annual payment for each year, divide your entire interest as of the close of business on December 31 of the preceding year, by the life expectancy of the designated beneficiary, using the attained age of the designated beneficiary as of the beneficiary's birthday in the year disbributions are required to commence, and subtract one for each subsequent year.

C. If your spouse is your sole designated beneficiary on your death, such spouse will then be treated as you, the person originally establishing this Roth IRA.

Taxation of Distributions.

A distribution from your Roth IRA is not includible in income if it is a "qualified distribution." A "qualified distribution" is one that is not made within the first five years beginning with the first tax year in which you made a contribution to your Roth IRA, and which is made when you are at least age 59-1/2 or totally disabled or to your estate upon your death or due to a qualified first-time home distribution. (See the discussion under the Premature Distributions section of Part I, above, concerning what a qualified first-time home distribution is.)

If a distribution from your Roth IRA is not a qualified distribution as described in the previous paragraph, it will be includible in your income to the extent that it is not treated as made from a contribution. This is determined by adding your current distribution to the total amount of all previous distributions and comparing this total with the amount of your contributions to your Roth IRA.

As with a Traditional IRA, you may not use your Roth IRA as a security for a loan or borrow on your Roth IRA.

Prototype Status

Internal Revenue Service review of your Roth IRA is pending.

CARILLON FUND, INC.
----------------------------------------------------------

         Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its five separate Portfolios, four of which are offered pursuant to this Prospectus: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

     The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

         There can be no assurance that any Portfolio will achieve its objectives.

         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          May 1, 1998

UCCF 514 4-98
                      CARILLON FUND, INC.
-------------------------------------------------------------


                     TABLE OF CONTENTS

                                             Page
The Fund .....................................  2

Annual Fund Operating Expenses ...............  3

Financial Highlights .........................  4

Investment Objectives and Policies ...........  8
     Equity Portfolio ........................  8
     Bond Portfolio ..........................  8
     Capital Portfolio  ......................  9
     S&P 500 Index Portfolio ................. 10
     Principal Risk Factors .................  11
     Investment in Foreign Securities .......  12
     Foreign Currency Transactions ..........  13
     Repurchase Agreements ..................  13
     Reverse Repurchase Agreements ..........  14
     Futures Contracts and
       Options on Futures Contracts .........  14
     Options ................................  14
     Options on Securities Indices ..........  15
     Collateralized Mortgage Obligations ....  15
     Lending Portfolio Securities ...........  15
     Other Information ......................  16
The Fund and Its Management .................  16
     Investment Adviser .....................  16
     Advisory Fee ...........................  16
     Expenses  ..............................  17
     Capital Stock  .........................  17

Purchase and Redemption of Shares ...........  17

Dividends and Distributions .................  18

Taxes .......................................  18

Custodian, Transfer and
     Dividend Disbursing Agent ..............  18

Preparing for Year 2000 .....................  18

Appendix
     Bond and Commercial Paper Ratings ......  19


                         THE FUND

     Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company. The Fund has five Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

     Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

     To the extent that the shares of the Fund's Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached Prospectus for the Union Central contract for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

               ANNUAL FUND OPERATING EXPENSES



EXPENSES (as a percentage of average net assets)

                                                     S&P 500
                    Equity     Bond       Capital    Index
                    Portfolio  Portfolio  Portfolio  Portfolio
Management Fees      .56%       .48%       .68%       .30%
Other Expenses       .06%       .12%       .09%       .20%
                    ----       ----       ----       ----
Total Operating
 Expenses            .62%       .60%       .77%       .50%

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.+

                           1 Year     3 Years     5 Years     10 Years
Equity Portfolio            $6         $20         $35         $78

Bond Portfolio              $6         $19         $34         $75

Capital Portfolio           $8         $25         $43         $96

S&P 500 Index Portfolio     $5         $16         $28         $63


The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

----------

+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

                           FINANCIAL HIGHLIGHTS


  The financial information in the tables which follow (pages 4-
8), insofar as it pertains to each of the five years in the period ended December 31, 1997, has been audited in conjunction with the annual audit of the financial statements of the Fund. The financial statements for the year ended December 31, 1997, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the years ended December 31, 1996 and December 31, 1995 have been audited by Deloitte & Touche LLP. The financial statements for the years ended December 31, 1994 and December 31, 1993 have been audited by another independent accountant, whose reports expressed unqualified opinions on those statements. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)

                                         Equity Portfolio
                                         ----------------
                                       Year ended December 31,
                                       ----------------------
                            1997      1996      1995      1994      1993
                            ----      ----      ----      ----      ----
Net Asset Value,
Beginning of year           $19.45    $16.54    $14.30    $14.58    $13.74

Investment Activities:
Net investment income          .23       .29       .24       .20       .16
Net realized and
unrealized gains (losses)     3.23      3.61      3.36       .31      1.69
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   3.46      3.90      3.60       .51      1.85

Distributions:
Net investment income         (.27)     (.27)     (.23)     (.19)     (.16)
Net realized gains           (2.29)     (.72)    (1.13)     (.60)     (.85)
                            ------    ------    ------    ------    ------
Total Distributions          (2.56)     (.99)    (1.36)     (.79)    (1.01)

Net Asset Value,
End of year                 $20.35    $19.45    $16.54    $14.30    $14.58
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>             20.56%    24.52%    26.96%     3.42%    14.11%

Ratio of Expenses to
Average Net Assets             .62%      .64%      .66%      .69%      .70%

Ratio of Net Investment
Income to Average
 Net Assets                   1.23%     1.66%     1.73%     1.45%     1.18%

Portfolio Turnover Rate      57.03%    52.53%    34.33%    40.33%    37.93%

Average Commission
 Rate Paid <F3>             $.0600    $.0628

Net Assets, End of Period
(in thousands)              $335,627  $288,124  $219,563  $157,696  $138,239

                                       Year ended December 31,
                                       ----------------------
                            1992      1991      1990      1989      1988
                            ----      ----      ----      ----      ----
Net Asset Value,
Beginning of year           $12.60    $ 8.81    $10.79    $10.88    $ 8.57

Investment Activities:
Net investment income          .19    .20<F1>   .28<F1>      .58       .38
Net realized and
unrealized gains (losses)     1.27      3.79     (1.91)      .69      2.33
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                   1.46      3.99     (1.63)     1.27      3.71

Distributions:
Net investment income         (.19)     (.20)     (.31)    (.59)      (.34)
Net realized gains            (.13)       --      (.04)    (.77)      (.06)
                            ------    ------    ------    ------    ------
Total Distributions           (.32)     (.20)     (.35)    (1.36)     (.40)

Net Asset Value,
End of year                 $13.74    $12.60    $ 8.81    $10.79    $10.88
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>             11.78%    45.55%   (15.45%)   11.79%    31.79%

Ratio of Expenses to
Average Net Assets             .72%   .75%<F1>  .82%<F1>     .95%      .95%

Ratio of Net Investment
Income to Average
 Net Assets                   1.47%   1.79%<F1> 2.98%<F1>   5.34%     3.74%

Portfolio Turnover Rate      46.75%    55.17%    99.90%    61.49%    57.98%

Average Commission
 Rate Paid <F3>

Net Assets, End of Period
(in thousands)              $102,306  $79,352   $52,514   $56,194   $37,723

<F1>  Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.
<F2>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.

/TABLE

                        FINANCIAL HIGHLIGHTS

                             (Continued)


                                           Bond Portfolio
                                           --------------
                                       Year ended December 31,
                                       ----------------------
                            1997      1996      1995      1994      1993
                            ----      ----      ----      ----      ----
[S]                         [C]       [C]       [C]       [C]       [C]
Net Asset Value,
Beginning of year           $10.91    $11.07    $10.04    $11.30    $10.91

Investment Activities:
Net investment income          .79       .79       .88       .77       .73
Net realized and
unrealized gains (losses)      .37      (.04)      .98      (.95)      .54
                            ------    ------    ------    ------    ------
Total from Investment
Operations                    1.16       .75      1.86      (.18)     1.27

Distributions:
Net investment income         (.72)     (.87)     (.83)     (.78)     (.73)
In excess of net
 investment income              --      (.04)       --        --        --
Net realized gains            (.06)       --        --      (.30)     (.15)
                            ------    ------    ------    ------    ------
Total Distributions           (.78)     (.91)     (.83)    (1.08)     (.88)

Net Asset Value,
End of year                 $11.29    $10.91    $11.07    $10.04    $11.30
                            ------    ------    ------    ------    ------
Ratios/Supplemental Data:
Total Return<F1>             11.02%     7.19%    19.03%    (1.63%)   11.94%

Ratio of Expenses to
Average Net Assets             .60%      .62%      .65%      .68%      .66%

Ratio of Net Investment
Income to Average
 Net Assets                   7.15%     7.24%     7.43%     7.21%     6.65%

Portfolio Turnover Rate     113.41%   202.44%   111.01%    70.27%   137.46%

Net Assets, End of Period
(in thousands)              $99,892   $85,634   $73,568   $55,929   $54,128

[CAPTION]
                                       Year ended December 31,
                                       ----------------------
                            1992      1991      1990      1989      1988
                            ----      ----      ----      ----      ----
[S]                         [C]       [C]       [C]       [C]       [C]
Net Asset Value,
Beginning of year           $10.96    $10.10    $10.02    $ 9.82    $ 9.96

Investment Activities:
Net investment income          .82       .86       .81       .83       .85
Net realized and
unrealized gains (losses)     (.01)      .87       .03       .20      (.13)
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                    .81      1.73       .84      1.03       .72

Distributions:
Net investment income         (.82)     (.87)     (.76)     (.83)     (.86)
In excess of net
 investment income              --        --        --        --        --
Net realized gains            (.04)       --        --        --        --
                            ------    ------    ------    ------    ------
Total Distributions           (.86)     (.87)     (.76)     (.83)     (.86)

Net Asset Value,
End of year                 $10.91    $10.96    $10.10    $10.02    $ 9.82
                            ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Total Return<F1>              7.65%    17.89%     8.66%    10.72%     7.36%

Ratio of Expenses to
Average Net Assets             .69%      .73%      .79%      .86%      .82%

Ratio of Net Investment
Income to Average
 Net Assets                   7.59%     8.27%     8.57%     8.38%     8.34%

Portfolio Turnover Rate      40.91%    39.82%   110.90%    17.70%    24.11%

Net Assets, End of Period
(in thousands)              $38,557   $31,009   $24,446   $15,941   $12,460

[FN]

<F1>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                         FINANCIAL HIGHLIGHTS
                             (Continued)

                                        Capital Portfolio
                                        -----------------
                                      Year ended December 31,
                                      ----------------------
                            1997      1996      1995      1994      1993
                            ----      ----      ----      ----      ----

Net Asset Value:
Beginning of period         $14.95    $13.72    $13.19    $13.81    $12.99

Investment Activities:
Net investment income          .62       .63       .64       .52       .43
Net realized and
 unrealized gains
(losses)                       .37      1.36      1.15      (.39)     1.17
                            ------    ------    ------    ------    ------
Total from Investment
 Operations                    .99      1.99      1.79       .13      1.60

Distributions:
Net investment income         (.66)     (.57)     (.64)     (.52)     (.42)
Net realized gains           (1.18)     (.19)     (.62)     (.23)     (.36)
                            ------    ------    ------    ------    ------
Total Distributions          (1.84)     (.76)    (1.26)     (.75)     (.78)

Net Asset Value,
End of period               $14.10    $14.95    $13.72    $13.19    $13.81
                            ======    ======    ======    ======    ======

Ratios/Supplemental Data:
Total Return<F2>              7.40%    14.94%    14.28%      .94%    12.72%

Ratio of Expenses
to Average Net Assets          .77%      .77%      .77%      .80%      .82%
Ratio of Net Investment
Income to Average
 Net Assets                   4.22%     4.42%     4.99%     4.25%     3.31%

Portfolio Turnover Rate      60.84%    53.11%    43.83%    41.89%    32.42%

Average Commission
 Rate Paid<F4>              $.0531    $.0615

Net Assets, End of Period
(in thousands)              $148,830  $159,294  $145,623  $119,263  $100,016

                              Year ended        Period ended
                              December 31,      December 31,
                            1992      1991      1990<F1>
                            ----      ----      ----
Net Asset Value:
Beginning of period         $12.82    $10.57    $10.95
Investment Activities:
Net investment income          .42       .47       .34
Net realized and
 unrealized gains(losses)      .56      2.25      (.40)
                            ------    ------    ------
Total from Investment
 Operations                    .98      2.72      (.06)

Distributions:
Net investment income         (.42)     (.47)     (.32)
Net realized gains            (.39)       --        --
                            ------    ------    ------
Total Distributions           (.81)     (.47)     (.32)

Net Asset Value,
End of period               $12.99    $12.82    $10.57
                            ======    ======    ======
Ratios/Supplemental Data:
Total Return<F2>              7.93%    26.10%     (.54%)

Ratio of Expenses
to Average Net Assets          .88%      .95%     1.03%<F3>
Ratio of Net Investment
Income to Average
 Net Assets                   3.49%     4.05%     5.08%<F3>

Portfolio Turnover Rate      39.74%    47.93%    16.02%

Average Commission
 Rate Paid<F4>

Net Assets, End of Period
(in thousands)              $68,674   $41,844   $23,813

<F1>  Period from May 1, 1990 (commencement of operations) through December 31,
1990.
<F2>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.
<F3>  Annualized
<F4>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to 1996.

/TABLE

                      FINANCIAL HIGHLIGHTS

                           (Continued)

                                 S&P 500 Index Portfolio
                                 -----------------------
                                 Year Ended December 31,
                                 -----------------------
                                     1997      1996<F1>
                                     ----      ----
Net Asset Value,
  Beginning of Year                  $12.13    $10.00

Investment Activities:
  Net investment income                 .20       .20
  Net realized and unrealized
       gains/(losses)                  3.72      2.12
                                     ------    ------
Total from Investment Operations       3.92      2.32

Distributions:
  Net investment income                (.21)     (.19)
  Net realized gains                   (.10)       --
                                     ------    ------
Total Distributions                    (.31)     (.19)

Net Asset Value,
  End of Year                        $15.74    $12.13
                                     ------    ------
Total Return, not annualized          32.72%    23.37%

Ratios/Supplemental Data
Ratio of Net Expenses to
  Average Net Assets                    .50%      .59%<F2>

Ratio of Net Investment
  Income to Average Net Assets         1.48%     2.14%<F2>

Portfolio Turnover Rate                9.06%     1.09%

Average Commission Rate Paid<F3>     $.0453    $.0601

Net Assets, End of Year (000's)      $55,595   $29,205

<F1>  The portfolio commenced operation on December 29, 1995. The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3>  Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

              INVESTMENT OBJECTIVES AND POLICIES


     Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

     The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks. A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

     Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

     The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

     The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

     Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 11.) As of February 27, 1998, 24% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

     The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

     The Bond Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 14.

     The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

     A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

Capital Portfolio

     The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital Portfolio invests in equity, debt and money market securities.

     There are no percentage limitations on the class of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

     Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

     Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:


    * Low price earnings ratios in relation to their return on equity.

    *  High asset values in relation to stock price.

    * Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies.

    * A high level of dividend payment providing a yield that is competitive with debt investments.

     Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 8 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

     Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

     The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 14.

S&P 500 Index Portfolio

     The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500")*. The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.
----------
*The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTION THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
----------

     Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses. Therefore, brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

     The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)");provided, however, that the Index Portfolio reserves the right to increase the percentage of assets it may invest in SPDRs(R) to 10% to the extent that such an increase would be permitted by applicable law. SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

     Although the Adviser will attempt to invest as much of the Index Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Principal Risk Factors

     Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

     The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

     The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

     The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities. The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

     The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

     Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

     The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1997:


                     S&P 500 Returns (1926-1997)
                     Over Various Time Horizons

                    1 Year  5 Years  10 Years  20 Years
                    ------  -------  --------  --------
  Best               54.0%   23.9%    20.1%     16.9%
  Worst             -43.3%  -12.5%    -0.9%      3.1%
  Average            13.0%    --       --        --


Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Investment in Foreign Securities

     Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Equity and Bond Portfolios and to 35% of net assets for
the Capital Portfolio.   The S&P 500 Index Portfolio is limited
to investing in those foreign securities included in the Standard & Poor's 500 Composite Stock Index. The term "foreign securities" refers to equity and debt securities of corporate issuers whose principal stock or bond exchange listing is outside of the United States, to American Depositary Receipts ("ADRs") that hold such securities, and to debt securities issued by foreign governments or foreign government agencies.

     Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities.
  These risks include political or economic instability in the foreign country, diplomatic developments that could adversely affect the value of the foreign security, foreign government taxes, the costs incurred by a Portfolio in converting among various currencies, fluctuation in currency exchange rates and the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

     Currency exchange rates are determined by forces of supply and demand. These forces are affected by international balance of payments, other economic and financial conditions, government intervention and other factors. The ability of a foreign obligor to make timely payments on its external debt obligations will be strongly influenced by the country's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

     There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers are subject to accounting and reporting requirements which are generally less extensive than those applicable to domestic issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

     Foreign securities other than ADRs typically will be traded on the applicable country's principal stock or bond exchange but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

      A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign
securities.   ADRs are denominated in U.S. dollars and trade in
the U.S. securities markets. ADRs are subject to certain of the same risks as direct investment in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

     Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

     To limit the risks of investing in any one country, each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Equity and Bond Portfolios and 20% for the Capital Portfolio; for other countries, the applicable limit is 5% for each Portfolio.
"Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Foreign Currency Transactions

     Each Portfolio that purchases foreign securities may also engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment

Repurchase Agreements

     A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

     The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

     The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

     A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

     As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

     The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

     Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Options on Securities Indices

     The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

     The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

     The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


                   THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with five classes of stock, one for each Portfolio.

Investment Adviser

     The Fund's investment adviser is Carillon Advisers, Inc. (the "Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

     George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990 until May, 1998. Mr. Clucas is Director, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc.

     Effective May 1, 1998, Michelle E. Stevens and Gary R. Rodmaker will be primarily responsible for the day-to-day management of the Capital Portfolio. Mrs. Stevens is the Senior Equity Analyst of the Adviser and has been affiliated with the Adviser and Union Central as an equity analyst since 1993. She has also been primarily responsible for the day-to-day management of the Fund's Micro-Cap Portfolio since its inception in November, 1997. Prior to becoming affiliated with the Adviser and Union Central, Mrs. Stevens attended the University of Cincinnati, where she earned an MBA in Finance in June, 1993. Mr. Rodmaker is the Fixed Income Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central as an investment analyst since 1989. He has also been primarily responsible for the day-to-day management of the S&P 500 Index Portfolio since its inception in December, 1995.

Advisory Fee

     The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

     (a)     for the Equity Portfolio--.65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current value of the net assets;

     (b)     for the Bond Portfolio--.50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current value of the net assets; and

     (c)     for the Capital Portfolio--.75% of the first
$50,000,000, .65% of the next $100,000,000, and .50% of all over
$150,000,000 of the current value of the net assets.

     (d) for the S&P 500 Index Portfolio--.30% of the current value of the net assets.

     The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate Portfolios.

Expenses

     The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

Capital Stock

     The Fund currently has five classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


                PURCHASE AND REDEMPTION OF SHARES

     The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

     The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

     The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


                   DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond, Capital and S&P 500 Index Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                               TAXES

     Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

     Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.


                     PREPARING FOR YEAR 2000

     Like all financial services providers, the Adviser utilizes systems that may be affected by Year 2000 transition issues. In addition to the Adviser, the Fund relies on service providers, including the Fund's custodian, transfer agent, and dividend disbursing agent, that also may be affected. The Adviser has advised the Fund that it has developed, and is in the process of implementing, a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While the Adviser has made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Adviser has advised Management that it currently anticipates that its systems will be Year 2000 compliant on or about January 2, 1999, but there can be no assurance that they will be successful, or that interaction with other service providers will not impair the Adviser's services at that time.

                           APPENDIX

                     CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

     AAA--This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

     Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

APPENDIX I FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the MFS EMERGING GROWTH SERIES, MFS GROWTH WITH INCOME SERIES AND
THE MFS HIGH INCOME SERIES, which are three series of the MFS
Variable Insurance Trust.

Cross reference the Prospectus in EDGAR filing for MFS VARIABLE
INSURANCE TRUST as follows:
File Date: April 27, 1998
Accession No.   0001029869-98-000539

APPENDIX II FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the SCUDDER MONEY MARKET PORTFOLIO, SCUDDER CAPITAL GROWTH PORTFOLIO and SCUDDER INTERNATIONAL PORTFOLIO, which are portfolios of the Scudder Variable Life Investment Fund.

Cross reference the Prospectus for SCUDDER VARIABLE LIFE
INVESTMENT FUND as filed with the SEC via EDGAR:
File Date:   April 30, 1998
Accession No. 0000088053-98-000351

APPENDIX III FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the AMERICAN CENTURY VP CAPITAL APPRECIATION, a portfolio of
American Century Variable Portfolios, Inc.

Cross reference the prospectus for AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. as filed with the SEC via EDGAR:
File Date:   April 27, 1998
Accession No. 0000814680-98-000008


APPENDIX IV FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the TEMPLETON INTERNATIONAL FUND, a portfolio of Templeton Variable
Products Series Fund

Cross reference the prospectus for TEMPLETON VARIABLE PRODUCTS
SERIES FUND as filed with the SEC via EDGAR:
File Date:   May 1, 1998
Accession No. 0000829959-98-000021

            CARILLON ACCOUNT
            CARILLON FUND, INC.
-----------------------------------------------------




              STATEMENTS OF
         ADDITIONAL INFORMATION







               May 1, 1998

----------------------------------------------------
UC 188 5-98

                          CARILLON ACCOUNT
-------------------------------------------------------------

                                 of

            THE UNION CENTRAL LIFE INSURANCE COMPANY

  1876 Waycross Road   Cincinnati, Ohio 45240   513-595-2600



              STATEMENT OF ADDITIONAL INFORMATION


May 1, 1998

         This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Account's ("CA") current Prospectus, dated May 1, 1998, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at
(513) 595-2600, or writing to P.O. Box 40409, Cincinnati, Ohio
45240-0409.






                       TABLE OF CONTENTS

                                                         Page

Distribution of Contracts ..............................  B-2
Determination of Annuity Payments ......................  B-2
Performance Data Advertising ...........................  B-3
Federal Tax Matters ....................................  B-4
Miscellaneous Contract Provisions ......................  B-6
Custody of CA's Assets .................................  B-7
Experts ................................................  B-9
Financial Statements of CA and of Union Central

-------------------------------------------------------------

                 DISTRIBUTION OF CONTRACTS

   Contracts are offered on a continuous basis through life insurance agents of Union Central who are also registered representatives of Carillon Investments, Inc., or another broker-dealer member of the National Association of Securities Dealers, Inc.

   As underwriter of the Contracts, the following distribution fees were paid to Carillon Investments, Inc., by Union Central:

                    Year   Amount
                    ----   ----------
                    1997   $3,447,836
                    1996   $2,723,411
                    1995   $1,636,172


               DETERMINATION OF ANNUITY PAYMENTS

   The amount of the first Variable Annuity payment is calculated by applying the Accumulation Value (less any premium tax charge deducted at this time), measured as of a date not more than 10 business days prior to the Maturity Date, to the Annuity Tables in the Contract. This is done separately for each amount to be used to provide an annuity reserved for in a different Subaccount.

   The first Variable Annuity payment is divided by the appropriate Annuity Unit value (as of the same date that the amount of the first payment was determined) to determine the number of Annuity Units upon which later annuity payments will be based. This number of Annuity Units will not change. Variable Annuity payments after the first will be equal to the number of Annuity Units determined in this manner times the Annuity Unit value for each respective Subaccount calculated on a uniform basis not more than 10 business days before each annuity payment is due.

   Annuity Unit Value - The value of an Annuity Unit in each
Subaccount of CA was initially set at $10. Annuity Units of each Subaccount are valued separately and will vary with the investment experience of the particular Subaccount.

   The value of the Annuity Unit for each Subaccount at the end of any valuation period is calculated by: (a) multiplying the prior Annuity Unit value by the Subaccount's Net Investment Factor for the period; and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the dollar amount of the first Variable Annuity payment. In this manner, the Annuity Unit values will most likely change (except when the investment performance exactly equals the assumed interest rate) for each annuity payment (although the number of Annuity Units will remain fixed) and therefore the amount of the Variable Annuity payments will most likely vary.

                Performance Data Advertising


   As noted in the Prospectus, CA occasionally may publish advertisements that contain total return performance data relating to its Subaccounts. Tables of historical Accumulation Unit Values for each Subaccount may be included in advertising or sales literature that contains total return calculations as described below. The following table sets forth the performance data for each of the Subaccounts of the type that will be used in advertising, in each case for the period ended December 31, 1997.

                                        Average Annual Total Return
                                     (Based on Accumulation Unit Values)
                                     -----------------------------------
                          Inception    One     Five    Ten     Since
Subaccounts                    Date    Year    Years   Years   Inception
-----------               ---------    ----    -----   -----   ---------
Equity                    6/7/85       18.82%  15.91%  14.70%  13.57%
Bond                      8/26/85       9.42%   7.72%   8.26%   8.56%
Capital                   5/2/90        5.84%   8.34%      -    9.05%
S&P 500 Index             5/1/96       30.80%      -       -   26.89%
Scudder International     5/1/92        7.49%  12.07%      -   10.10%
Capital Growth            5/1/92       33.81%  16.34%      -   15.64%
Money Market *            7/15/85       3.75%   2.95%   3.99%   4.11%
Capital Appreciation      5/1/96       -4.66%      -       -   -8.39%
Growth with Income        5/1/96       27.92%      -       -   45.21%
High Income               5/1/96       11.98%      -       -   21.39%
Emerging Growth           5/1/97           -       -       -   24.09%
Templeton International   5/1/97           -       -       -    8.93%

                                         Average Annual Total Return
                                         (Standardized Total Return)
                                         ---------------------------
                          Inception    One      Five    Ten     Since
Subaccounts                    Date   Year      Years   Years   Inception
-----------               ---------   ----      -----   -----   ---------
Equity                    6/7/85       10.41%   14.84%  14.52%   13.28%
Bond                      8/26/85       1.67%    6.73%   8.08%    8.30%
Capital                   5/2/90       -1.65%    7.34%      -     8.77%
S&P 500 Index             5/1/96       21.55%       -       -    21.38%
Scudder International     5/1/92       -0.12%   11.04%      -     9.39%
Capital Growth            5/1/92       24.35%   15.27%      -    14.90%
Money Market *            7/15/85      -3.60%    1.99%   3.81%    3.85%
Capital Appreciation      5/1/96      -11.41%       -       -   -12.37%
Growth with Income        5/1/96       18.87%       -       -    19.62%
High Income               5/1/96        4.05%       -       -     7.44%
Emerging Growth           5/1/97           -        -       -    15.34%
Templeton International   5/1/97           -        -       -     1.24%


   * Although the Money Market Subaccount began investing in the Scudder Variable Life Investment Fund Money Market Portfolio on November 12, 1993, the performance data quoted reflects the performance of the Scudder Fund Money Market Portfolio since the
inception of the Money Market Subaccount.   Average annual total
return is the average annual compounded rate of return that equates a purchase payment on the first day to the market value of that purchase payment on the last day of the period for which total return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. Expenses and charges incurred by the Fund and charges measured as a percentage of Subaccount assets are reflected in changes in unit values. The typical effect of the annual administration fee is included in the total return calculations, other than those measured by changes in Accumulation Unit Value, by multiplying $30 by the total number of contracts in CA and then dividing that total by the average net assets of CA (including contract assets allocated to the Guaranteed Account) for the year measured. The resulting percentage is then multiplied by the average value of the $1,000 investment during the year measured. For less than one year periods, 1/365 of the fee is assumed to be deducted for each day of the period. Total return figures that include the impact of surrender charges assume that the investment is withdrawn from the Subaccount at the end of the period for which return is calculated.

   From time to time, advertisements for CA may include comparisons of performance of the Subaccounts to that of various market indices, including, but not limited to: the Salomon Brothers Investment Grade Bond Index, the Salomon Brothers U.S. Treasury Bill Index, the Shearson Lehman Government/Corporate Bond Index, the S&P 500 Index, the Dow Jones Industrial Average, the Donoghue Money Fund 30-Day Average Yield, and the Lipper Variable Insurance Products Performance Analysis Service.

   CA advertisements may also include performance rankings (or information based on those rankings) compiled by various independent organizations, including but not limited to: LIPPER ANALYTICAL SERVICES MUTUAL FUNDS SURVEY, LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE, THE VARDS REPORT, SYLVIA PORTER PERSONAL FINANCE, FINANCIAL SERVICES WEEK, CONSUMER REPORTS, MONEY MAGAZINE, FORBES MAGAZINE, and FORTUNE MAGAZINE.

                     FEDERAL TAX MATTERS

Taxation of Union Central

   Union Central is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code ("Code"). Since CA is not an entity separate from Union Central, and its operations form a part of Union Central, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of CA are reinvested and taken into account in determining the Accumulation and Annuity Unit values. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a Contract issued in connection with CA. Accordingly, Union Central does not anticipate that it will incur any federal income tax liability attributable to CA, and therefore Union Central does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Union Central being taxed on income or gains attributable to CA or certain types of Contracts, then Union Central may impose a charge against CA (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

   Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each Portfolio of the Funds in which the Separate Account invests may be invested. Union Central does not have control over the Funds or their investments. However, Union Central believes that each Portfolio in which the Separate Account owns shares will meet the diversification requirements and that therefore the Contracts will be treated as annuities under the Code.

   The Treasury has stated that regulations on diversification requirements do not provide guidance concerning the extent to which contract holders may direct their investments to the Portfolios of the Funds. Regulations in this regard may be issued in the future. It is possible that when regulations are issued the Funds may not be in compliance with such regulations. Although Union Central can provide no assurances that any such regulations will not adversely affect the tax treatment of existing Contracts in all events, based upon a private letter ruling Union Central has received on the Contracts, Union Central believes that any such regulations would be applied only on a prospective basis. For these reasons, Union Central reserves the right to modify the Contract as necessary to prevent the contract holder from being considered the owner of the assets of the Funds or otherwise to qualify the contract for favorable tax treatment.

   In addition, Nonqualified Contracts will not be treated as annuity contracts for purposes of Section 72 unless such contracts provide: (a) that if the contract holder dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract holder's death; and (b) if the contract holder dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the contract holder. These requirements should be considered satisfied if any portion of the contract holder's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such designated beneficiary (or over a period that does not extend beyond the life expectancy of the designated beneficiary) and such distributions begin within one year of the contract holder's death. (A contract holder's designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person.) However, if the contract holder's designated beneficiary is the surviving spouse of the contract holder, the contract may be continued in the name of the spouse as the contract holder. Union Central believes that the Contracts described in this Prospectus meet these requirements. However, no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements. Other rules may apply to Qualified Contracts.

   For a discussion of the tax treatment of the contracts as annuities under Section 72, see "Tax Status of the Contracts" in the Prospectus.

               MISCELLANEOUS CONTRACT PROVISIONS

Delay of Payments

   Union Central will pay all amounts due from the Variable
Account under the Contract within seven days, unless:

   (1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

   (2) An emergency exists as defined by the Securities and Exchange Commission; or

   (3) The Securities and Exchange Commission permits delay for the protection of the security holders.

Participating

   The Contract is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by Union Central's Board of Directors in its sole discretion. Union Central anticipates that such participation, if at all, will be small in amount and will occur only in later years of the Contract.

Misstatement and Proof of Age, Sex or Survival

   Proof of age, sex, or survival of the Annuitant and any contingent Annuitant may be required prior to making annuity payments under any Annuity Option which depends on the continuation of life. If any age or sex has been misstated, Union Central will pay the amounts which would have been provided at the correct age and sex. After the annuity payments begin, Union Central will make up any underpayments in a lump sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the overpayment is made up.

Settlements

   Union Central may require the return of the Contract prior to any settlement. Due proof of the Annuitant's death must be received prior to settlement of a death claim.

Assignments

   The Contract Owner may assign the Contract prior to the Maturity Date and during the Annuitant's lifetime, subject to the rights of any irrevocable Beneficiary, although the ability to assign certain Qualified Contracts may be restricted. An assignment will not be binding until received in writing by Union Central, and Union Central will not be responsible for the validity of an assignment. An assignment or pledge of the Contract may result in income tax liability to the owner.

   No Beneficiary may assign benefits under the Contract until they are due, and to the extent permitted by law, payments are not subject to the debts of any Beneficiary or to any judicial process for payment of the Beneficiary's debts.

Modification

   Union Central may not modify the Contract without the consent of the Contract Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.


                   CUSTODY OF CA'S ASSETS

   Title to the assets of CA is held by Union Central. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

                              EXPERTS

   The financial statements of CA at December 31, 1997 and the statements of financial condition of Union Central at December 31, 1997 and 1996 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

               CARILLON ACCOUNT
              FINANCIAL STATEMENTS
           YEAR ENDED DECEMBER 31, 1997

           Report of Independent Auditors
--------------------------------------------------

To the Contractholders of Carillon
   Account and the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Account (comprised of the Carillon Fund, Inc.'s Equity, Capital, Bond, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, the MFS Variable Insurance Trust's Growth with Income, High Income, and Emerging Growth subaccounts, the American Century Variable Portfolios, Inc.'s Growth Subaccount and the Templeton Variable Products Series Fund's Templeton International Subaccount) as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the applicable transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Account at December 31, 1997, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Cincinnati, Ohio
March 2, 1998
Carillon Account
Statement of Assets and Liabilities

DECEMBER 31, 1997

                                  Carillon Fund, Inc.
                                  (affiliated issuers)

                            Equity       Capital      Bond       S&P 500 Index
                            Subaccount   Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities
of unaffiliated issuers,
at value (cost $7,206,727;
$32,053,355; $24,010,681;
$12,468,334; $3,031,854;
$2,774,076; $5,787,297;
$2,963,559)

Investments in shares
of Carillon Fund, Inc.,
t value (cost $108,933,827;
$48,431,215; $20,470,292;
$25,281,160)                $144,427,295 $ 50,359,938 $ 21,150,664 $ 30,373,908
                            ------------ ------------ ------------ ------------
        Total Assets        $144,427,295 $ 50,359,938 $ 21,150,664 $ 30,373,908
                            ============ ============ ============ ============


LIABILITIES
Payable to The Union
Central Life Insurance
Company for mortality
and expense risk
charges, and
administration fee           $ 8,110      $ 4,305      $ 1,243      $ 442

Net Assets Attributable
 to Contract Owners'
Equity Subacount:
2,907,000.69 Accumulation
Units @ $49.52728           143,975,837
8,951.59 Payout
Units @ $49.52728               443,348
Capital Subaccount:
2,590,388.93 Accumulation
Units @ $19.43941                        50,355,633
Bond Subaccount:
766,722.29 Accumulation
Units @ $27.58420                                      21,149,421
S & P 500 Index Subaccount:
2,041,455.30 Accumulation
Units @ $14.87834                                                   30,373,466
Money Market Subaccount:
433,295.76 Accumulation
Units @ $16.62749
Capital Growth Subaccount:
1,896,319.89 Accumulation
Units @ $22.80317
International Subaccount:
1,669,242.06 Accumulation
Units @ $17.25641
Growth with Income Subaccount
1,002,704.64 Accumulation
Units @ $14.52080
High Income Subaccount
269,397.73 Accumulation
Units @ $12.13880
Emerging Growth Subaccount
224,192.63 Accumulation
Units @ $12.40912
Growth Subaccount
640,420.71 Accumulation
Units @ $8.64025
Templeton International Subaccount
266,656.62 Accumulation
Units @ $10.89275

Total Liabilities           $144,427,295 $ 50,359,938 $ 21,150,664 $ 30,373,908
                            ============ ============ ============ ============


                                       Scudder Variable Life
                                           Investment Fund
                                       (unaffiliated issuers)
                                     Market       Growth       International
                                     Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities
of unaffiliated
issuers, at value
(cost $7,206,727;
$32,053,355; $24,010,681;
$12,468,334; $2,963,559)             $ 7,206,727  $43,240,275  $28,803,133

Investments in shares
of Carillon Fund, Inc.,
at value (cost $108,933,827;
$48,431,215; $20,470,292;
$25,281,160)                         -----------  -----------  -----------

Total Assets                         $ 7,206,727  $43,240,275  $28,803,133
                                     ===========  ===========  ===========
LIABILITIES
Payable to The Union Central
Life Insurance Company for
mortality and expense risk
charges, and administration fee        $ 2,106    ($ 1,830)    ($1,992)

Net Assets Attributable
to Contract Owners'
Equity Subacount:
2,907,000.69 Accumulation
Units @ $49.52728
8,951.59 Payout
Units @ $49.52728
Capital Subaccount:
2,590,388.93 Accumulation
Units @ $19.43941
Bond Subaccount:
766,722.29 Accumulation
Units @ $27.58420
S&P 500 Index Subaccount:
2,041,455.30 Accumulation
Units @ $14.87834
Money Market Subaccount:
433,295.76 Accumulation
Units @ $16.62749                      7,204,621
Capital Growth Subaccount:
1,896,319.89 Accumulation
Units @ $22.80317                                  43,242,105
International Subaccount:
1,669,242.06 Accumulation
Units @ $17.25641                                               28,805,125
Growth with Income Subaccount
1,002,704.64 Accumulation
Units @ $14.52080
High Income Subaccount
269,397.73 Accumulation
Units @ $12.13880
Emerging Growth Subaccount
224,192.63 Accumulation
Units @ $12.40912
Growth Subaccount
640,420.71 Accumulation
Units @ $8.64025
Templeton International Subaccount
266,656.62 Accumulation
Units @ $10.89275                    -----------  -----------  -----------

Total Liabilities                    $ 7,206,727  $43,240,275  $28,803,133
                                     ===========  ===========  ===========

                                                MFS Variable
                                               Insurance Trust
                                           (unaffiliated issuers)
                                     Growth       High         Emerging
                                     with Income  Income       Growth
                                     Subaccount   Subaccount   Subaccount
ASSETS
Investments in securities
of unaffiliated
issuers, at value
(cost $7,206,727;
$32,053,355; $24,010,681;
$12,468,334; $2,963,559)             $14,559,914  $ 3,270,212  $ 2,782,006

Investments in shares
of Carillon Fund, Inc.,
at value (cost $108,933,827;
$48,431,215; $20,470,292;
$25,281,160)                         -----------  -----------  -----------

Total Assets                         $14,559,914  $ 3,270,212  $ 2,782,006
                                     ===========  ===========  ===========
LIABILITIES
Payable to The Union Central
Life Insurance Company for
mortality and expense risk
charges, and administration fee        ($ 160)      $ 47         ($ 27)

Net Assets Attributable
to Contract Owners'
Equity Subacount:
2,907,000.69 Accumulation
Units @ $49.52728
8,951.59 Payout
Units @ $49.52728
Capital Subaccount:
2,590,388.93 Accumulation
Units @ $19.43941
Bond Subaccount:
766,722.29 Accumulation
Units @ $27.58420
S&P 500 Index Subaccount:
2,041,455.30 Accumulation
Units @ $14.87834
Money Market Subaccount:
433,295.76 Accumulation
Units @ $16.62749
Capital Growth Subaccount:
1,896,319.89 Accumulation
Units @ $22.80317
International Subaccount:
1,669,242.06 Accumulation
Units @ $17.25641
Growth with Income Subaccount
1,002,704.64 Accumulation
Units @ $14.52080                     14,560,074
High Income Subaccount
269,397.73 Accumulation
Units @ $12.13880                                  3,270,165
Emerging Growth Subaccount
224,192.63 Accumulation
Units @ $12.40912                                                2,782,033
Growth Subaccount
640,420.71 Accumulation
Units @ $8.64025
Templeton International Subaccount
266,656.62 Accumulation
Units @ $10.89275                    -----------  -----------  -----------
Total Liabilities                    $14,559,914  $ 3,270,212  $ 2,782,006
                                     ===========  ===========  ===========

                                    American
                                 Century Variable       Templeton Variable
                                 Portfolios, Inc.      Products Series Fund
                              (unaffiliated issuers)  (unaffiliated issuers)
                                                           Templeton
                                     Growth                International
                                     Subaccount            Subaccount
ASSETS
Investments in securities
of unaffiliated
issuers, at value
(cost $7,206,727;
$32,053,355; $24,010,681;
$12,468,334;                         $ 5,533,627           $ 2,904,453
$3,031,854; $2,774,076;
$5,787,297; $2,963,559)

Investments in shares
of Carillon Fund, Inc.,
at value (cost $108,933,827;
$48,431,215; $20,470,292;
$25,281,160)                         -----------           -----------

Total Assets                         $ 5,533,627           $ 2,904,453
                                     ===========           ===========
LIABILITIES
Payable to The Union Central
Life Insurance Company for
mortality and expense risk
charges, and administration fee    $ 232    ($ 171)

Net Assets Attributable
to Contract Owners'
Equity Subacount:
2,907,000.69 Accumulation
Units @ $49.52728
8,951.59 Payout
Units @ $49.52728
Capital Subaccount:
2,590,388.93 Accumulation
Units @ $19.43941
Bond Subaccount:
766,722.29 Accumulation
Units @ $27.58420
S&P 500 Index Subaccount:
2,041,455.30 Accumulation
Units @ $14.87834
Money Market Subaccount:
433,295.76 Accumulation
Units @ $16.62749
Capital Growth Subaccount:
1,896,319.89 Accumulation
Units @ $22.80317
International Subaccount:
1,669,242.06 Accumulation
Units @ $17.25641
Growth with Income Subaccount
1,002,704.64 Accumulation
Units @ $14.52080
High Income Subaccount
269,397.73 Accumulation
Units @ $12.13880
Emerging Growth Subaccount
224,192.63 Accumulation
Units @ $12.40912
Growth Subaccount
640,420.71 Accumulation
Units @ $8.64025                       5,533,395
Templeton International Subaccount
266,656.62 Accumulation
Units @ $10.89275                                            2,904,624
                                     -----------           -----------
Total Liabilities                    $ 5,533,627           $ 2,904,453
                                     ===========           ===========

                              CARILLON ACCOUNT
                          STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

                                         Carillon Fund, Inc.
                                        (affiliated issuers)
                            Equity      Capital     Bond        S&P 500 Index
                            Subaccount  Subaccount  Subaccount  Subaccount
INVESTMENT INCOME
Dividend income             $15,563,894 $ 6,150,366 $ 1,342,479 $   403,217
                            ----------- ----------- ----------- -----------
EXPENSES
Mortality and expense
risk charge                   1,539,270     597,585     227,028     236,057
Administration fee              315,272     122,397      46,500      48,349
                            ----------- ----------- ----------- -----------

Total expenses                1,854,542     719,982     273,528     284,406
                            ----------- ----------- ----------- -----------
NET INVESTMENT
INCOME (EXPENSE)             13,709,352   5,430,384  1 ,068,951     118,811
                            ----------- ----------- ----------- -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain(loss) on
 investments                  2,760,942     577,152      34,777     219,061

Net unrealized
appreciation (depreciation)
of investments                6,066,663 (3,122,210)     673,620   4,348,348
                            ----------- ----------- ----------- -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS    8,827,605 (2,545,058)     708,397   4,567,409
                            ----------- ----------- ----------- -----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                  $22,536,957 $ 2,885,326 $ 1,777,348 $ 4,686,220
                            =========== =========== =========== ===========
                                         Scudder Variable Life
                                             Investment Fund
                                         (unaffiliated issuers)
                                 Money        Capital
                                 Market       Growth       International
                                 Subaccount   Subaccount   Subaccount
                                 ----------   ----------   ----------

INVESTMENT INCOME
Dividend income                  $  413,434   $2,455,798   $  619,181
                                 ----------   ----------   ----------
EXPENSES
Mortality and expense
risk charge                          95,513      429,635      341,939
Administration fee                   19,563       87,998       70,036
                                 ----------   ----------   ----------
Total expenses                      115,076      517,633      411,975
                                 ----------   ----------   ----------
NET INVESTMENT
INCOME (EXPENSE)                    298,358    1,938,165      207,206
                                 ----------   ----------   ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
investments                              --      546,856      641,941
                                 ----------   ----------   ----------

Net unrealized appreciation
(depreciation) of investments)           --    7,226,508    1,106,621
                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS)              --    7,773,364    1,748,562
                                 ----------   ----------   ----------
NET INCREASE  (DECREASE) IN NET
ASSETS FROM OPERATIONS           $  298,358   $9,711,529   $1,955,768
                                 ----------   ----------   ----------
INVESTMENT INCOME
Dividend income                  $  413,434   $2,455,798   $  619,181
                                 ----------   ----------   ----------
EXPENSES
Mortality and expense
risk charge                          95,513      429,635      341,939
Administration fee                   19,563       87,998       70,036
                                 ----------   ----------   ----------
Total expenses                      115,076      517,633      411,975
                                 ----------   ----------   ----------
NET INVESTMENT
INCOME (EXPENSE)                    298,358    1,938,165      207,206
                                 ----------   ----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
investments                              --      546,856      641,941
                                 ----------   ----------   ----------

Net unrealized appreciation
(depreciation)
of investments                           --    7,226,508    1,106,621
                                 ----------   ----------   ----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS               --    7,773,364    1,748,562
                                 ----------   ----------   ----------
NET INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS                  $  298,358   $9,711,529   $1,955,768
                                 ==========   ==========   ==========

                                            MFS Variable
                                          Insurance Trust
                                       (unaffiliated issuer)
                                 Growth       High         Emerging
                                 with Income  Income       Growth
                                 Subaccount   Subaccount   Subaccount
INVESTMENT INCOME
Dividend income                  $ 337,790    $       --   $       --
                                 ----------   ----------   ----------
EXPENSES
Mortality and expense
risk charge                         109,045       25,850       10,808
Administration fee                   22,334        5,295        2,214
                                 ----------   ----------   ----------
Total expenses                      131,379       31,145       13,022
                                 ----------   ----------   ----------
NET INVESTMENT
INCOME (EXPENSE)                    206,411     (31,145)      (13,022)
                                 ----------   ----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
investments                          80,328       20,126       34,777

Net unrealized appreciation
(depreciation)
of investments                    1,773,391      247,666        7,930
                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        1,853,719      267,792       42,707
                                 ----------   ----------   ----------
NET INCREASE(DECREASE) IN NET
ASSETS FROM OPERATIONS           $2,060,130   $  236,647   $   29,685
                                 ==========   ==========   ==========
                                American
                             Century Variable      Templeton Variable
                             Portfolios, Inc.      Products Series Fund
                          (unaffiliated issuer)    (unaffiliated issuer)
                                                        Templeton
                               Growth                   International
                               Subaccount               Subaccount
                               ----------               ----------
INVESTMENT INCOME
    Dividend income            $   84,275               $       --
                               ----------               ----------
EXPENSES
    Mortality and expense
        risk charge                57,367                   13,016
    Administration fee             11,750                    2,666
                               ----------               ----------

        Total expenses             69,117                   15,682
                               ----------               ----------
NET INVESTMENT                     15,158                  (15,682)
                               ----------               ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
      investments                 (98,024)                  8,496

Net unrealized appreciation
(depreciation) of investments     (65,002)                 (59,106)
                               ----------               ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS       (163,026)                 (50,610)
                               ----------               ----------
NET INCREASE(DECREASE)
 IN NET ASSETS FROM
 OPERATIONS                    $ (147,868)              $ (66,292)
                               ==========               ==========

The accompanying notes are an integral part of the financial statements.

                         CARILLON ACCOUNT
               STATEMENTS OF CHANGES IN NET ASSETS

                                             Carillon Fund, Inc.
                                              Equity Subaccount

                                            Year ended December 31,
                                               1997         1996
OPERATIONS
Net investment income                          $13,709,352   $ 3,699,161
Net realized gain on investments                 2,760,942    1,812,837
Net unrealized appreciation of investments       6,066,663   14,393,952
                                               -----------   -----------
Net increase in net assets resulting
 from operations                                22,536,957    19,905,950
                                               -----------   -----------
EQUITY TRANSACTIONS
Contract purchase payments                      15,986,143    17,670,408
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   4,738,400     6,004,201
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (4,719,121)   (3,610,691)
Surrenders                                      (8,033,026)   (5,812,606)
                                               -----------   -----------
Net proceeds from equity transactions            7,972,396    14,251,312

NET INCREASE IN NET ASSETS                      30,509,353    34,157,262

NET ASSETS (Beginning of year)                  113,909,832   79,752,570
                                               ------------  -------------
NET ASSETS (End of year)                       $144,419,185  $113,909,832
                                               ------------  ------------

The accompanying notes are an integral part of the financial statements.

                    CARILLON ACCOUNT
           STATEMENTS OF CHANGES IN NET ASSETS

                                               Carillon Fund, Inc.
                                                 Capital Subaccount
                                              Year ended December 31,
                                               1997         1996
OPERATIONS
Net investment income                          $ 5,430,384  $ 1,708,176
Net realized gain on investments                   577,152      438,750
Net unrealized appreciation
(depreciation) of investments                   (3,122,210)   3,452,457
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                 2,885,326    5,599,383
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       5,608,723    5,734,653
 Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   1,616,500    1,976,596
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (4,360,920)  (3,029,990)
Surrenders                                      (3,745,584)  (2,813,935)
                                               -----------  -----------
Net proceeds (withdrawals)
 from equity transactions                         (881,281)   1,867,324
                                               -----------  -----------
NET INCREASE IN NET ASSETS                       2,004,045    7,466,707

NET ASSETS (Beginning of year)                  48,351,588   40,884,881
                                               -----------  -----------
NET ASSETS (End of year)                       $50,355,633  $48,351,588
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                       CARILLON ACCOUNT
               STATEMENTS OF CHANGES IN NET ASSETS

                                              Carillon Fund, Inc.
                                                Bond Subaccount

                                             Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income                          $ 1,068,951  $ 1,042,377
Net realized gain (loss) on investments             34,777      (13,540)
Net unrealized appreciation
(depreciation) of investments                      673,620     (163,522)
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                 1,777,348      865,315
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       3,714,158    3,598,278
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   1,466,270    1,232,814
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (1,131,879)  (1,607,281)
Surrenders                                      (1,630,662)    (843,649)
                                               -----------  -----------
Net proceeds from equity transactions            2,417,887    2,380,162
                                               -----------  -----------

NET INCREASE IN NET ASSETS                       4,195,235    3,245,477
NET ASSETS (Beginning of year)                  16,954,186   13,708,709
                                               -----------  -----------
NET ASSETS (End of year)                       $21,149,421  $16,954,186
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.


                         CARILLON ACCOUNT
              STATEMENTS OF CHANGES IN NET ASSETS

                                      Scudder Variable Life Investment Fund
                                             Money Market Subaccount
                                             Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income                          $   298,358  $   229,531
                                               -----------  -----------
Net increase in net assets
resulting from operations                          298,358      229,531
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       6,937,504    6,319,738
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   2,421,088    2,438,282
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (9,231,596)  (6,169,979)
Surrenders                                        (876,835)    (860,396)
                                               -----------  -----------
Net proceeds (withdrawals) from
  equity transactions                             (749,839)   1,727,645
                                               -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS             (451,481)   1,957,176
NET ASSETS (Beginning of year)                   7,656,102    5,698,926
                                               -----------  -----------

NET ASSETS (End of year)                       $ 7,204,621  $ 7,656,102
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                        CARILLON ACCOUNT
               STATEMENTS OF CHANGES IN NET ASSETS

                                Scudder Variable Life Investment Fund
                                       Capital Growth Subaccount

                                        Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income                          $ 1,938,165  $ 1,436,584
Net realized gain on investments                   546,856      165,975
Net unrealized appreciation of investments       7,266,508    2,198,938
                                               -----------  -----------
Net increase in net assets resulting
from operations                                  9,711,529    3,801,497
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       6,744,341    6,225,412
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   3,049,342    2,457,281
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (1,329,403)  (1,294,901)
Surrenders                                      (2,090,905)    (772,653)
                                               -----------  -----------
Net proceeds from  equity transactions           6,373,375    6,615,139
                                               -----------  -----------
NET INCREASE IN NET ASSETS                      16,084,904   10,416,636

NET ASSETS (Beginning of year)
                                                27,157,201   16,740,565
                                               -----------  -----------
NET ASSETS (End of year)                       $43,242,105  $27,157,201
                                               -----------  -----------

The accompanying notes are an integral part of the financial statements.

                          CARILLON ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS

                                   Scudder Variable Life Investment Fund
                                          International Subaccount

                                          Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment                                   $ 207,206  $   118,682
Net realized gain on investments                   641,941      171,655
Net unrealized appreciation of investments       1,106,621    2,292,031
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                 1,955,768    2,582,368
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       4,154,168    4,746,264
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   1,336,600    2,157,750
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (2,286,229)    (824,341)
Surrenders                                      (1,472,467)    (861,194)
                                               -----------  -----------
Net proceeds from  equity transactions           1,732,072    5,218,479
                                               -----------  -----------
NET INCREASE IN NET ASSETS                       3,687,840    7,800,847
NET ASSETS (Beginning of year)                  25,117,285   17,316,438
                                               -----------  -----------
NET ASSETS (End of year)                       $28,805,125  $25,117,285
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                          CARILLON ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS

                                        MFS Variable Insurance Trust
                                       Growth with Income Subaccount

                                          Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income                            $ 206,411  $    54,330
Net realized gain on investments                    80,328        3,524
Net unrealized appreciation of investments       1,773,391      318,190
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                 2,060,130      376,044
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       5,560,205    2,163,387
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   2,638,400    2,336,016
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                    (299,135)    (36,171)
Surrenders                                        (224,688)     (14,114)
                                               -----------  -----------
Net proceeds from  equity transactions           7,674,782    4,449,118
                                               -----------  -----------

NET INCREASE IN NET ASSETS                       9,734,912    4,825,162

NET ASSETS (Beginning of year)                   4,825,162           --
                                               -----------  -----------
NET ASSETS (End of year)                       $14,560,074  $ 4,825,162
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                         CARILLON ACCOUNT
               STATEMENTS OF CHANGES IN NET ASSETS

                                       MFS Variable Insurance Trust
                                          High Income Subaccount
                                          Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income (expense)                 ($ 31,145)  $    56,091
Net realized gain on investments                    20,126          755
Net unrealized appreciation
(depreciation) of investments                      247,666       (9,308)
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                   236,647       47,538
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                       1,413,011      740,317
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                     591,126      403,782
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                     (77,101)     (11,050)
Surrenders                                         (72,141)      (1,964)
                                               -----------  -----------
Net proceeds from  equity transactions           1,854,895    1,131,085
                                               -----------  -----------
NET INCREASE IN NET ASSETS                       2,091,542    1,178,623

NET ASSETS (Beginning of year)                   1,178,623            0
NET ASSETS (End of year)                       $ 3,270,165  $ 1,178,623
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                       CARILLON ACCOUNT
              STATEMENTS OF CHANGES IN NET ASSETS

                                            Carillon Fund, Inc.
                                         S&P 500 Index Subaccount

                                          Year ended December 31,

                                               1997         1996
OPERATIONS
Net investment income                          $   118,811  $    25,396
Net realized gain on investments                   219,061        11,131
Net unrealized appreciation of investments       4,348,348      744,401
                                               -----------  -----------
Net increase in net assets resulting
 from operations                                 4,686,220      780,928
                                               -----------  -----------
EQUITY TRANSACTIONS
Contract purchase payments                      12,093,801    5,067,645
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   5,500,238    4,416,451
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                  (1,006,314)   (325,162)
Surrenders                                        (793,045)    (47,296)
                                               -----------  -----------
Net proceeds from  equity transactions          15,794,680    9,111,638
                                               -----------  -----------

NET INCREASE IN NET ASSETS                      20,480,900    9,892,566

NET ASSETS (Beginning of year)                   9,892,566           --
                                               -----------  -----------

NET ASSETS (End of year)                       $30,373,466  $ 9,892,566
                                               ===========  ===========

The accompanying notes are an integral part of the financial statements.

                    CARILLON ACCOUNT
          STATEMENTS OF CHANGES IN NET ASSETS


                                  American Century Variable Portfolios, Inc.
                                              Growth Subaccount

                                           Year ended December 31,

                                               1997        1996
OPERATIONS
Net investment income (expense)                $   15,158  $  (23,280)
Net realized loss on investments                  (98,024)     (3,651)
Net unrealized depreciation
 of investments                                   (65,002)   (188,669)
                                               ----------  ----------
Net decrease in net assets
 resulting from operations                       (147,868)   (215,600)
                                               ----------  ----------
EQUITY TRANSACTIONS
Contract purchase payments                      1,843,602   2,210,548
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                    959,074   1,995,290
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   (820,744)   (107,926)
Surrenders                                       (143,278)    (39,703)
                                               ----------  ----------
Net proceeds from  equity transactions          1,838,654   4,058,209
                                               ----------  ----------
NET INCREASE IN NET ASSETS                      1,690,786   3,842,609

NET ASSETS (Beginning of year)                  3,842,609          --
                                               ----------  ----------
NET ASSETS (End of year)                       $5,533,395  $3,842,609
                                               ----------  ----------

The accompanying notes are an integral part of the financial statements.

                       CARILLON ACCOUNT
            STATEMENTS OF CHANGES IN NET ASSETS

                                 MFS Variable Insurance Trust
                                   Emerging Growth Subaccount

                                  Year ended December 31, 1997
OPERATIONS
Net investment expense                           ($ 13,022)
Net realized gain on investments                    34,777
Net unrealized appreciation of investments           7,930
Net decrease in net assets resulting
from operations                                     29,685
                                                ----------
EQUITY TRANSACTIONS
Contract purchase payments                       1,784,772
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   1,173,883
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                    (185,498)
Surrenders                                         (20,809)
                                                ----------
Net proceeds from  equity transactions           2,752,348
                                                ----------
NET INCREASE IN NET ASSETS                       2,782,003

NET ASSETS (Beginning of year)                         --
                                                ----------
NET ASSETS (End of year)                        $2,782,033
                                                ==========

The accompanying notes are an integral part of the financial statements.

                          CARILLON ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS


                          Templeton Variable Products Series Fund
                            Templeton International Subaccount

                               Year ended December 31, 1997

OPERATIONS
Net investment expense                           ($ 15,682)
Net realized gain on investments                     8,496
Net unrealized depreciation of investments         (59,106)
Net decrease in net assets
resulting from operations                          (66,292)
                                                ----------

EQUITY TRANSACTIONS
Contract purchase payments                       1,661,111
Transfers from other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                   1,368,511
Transfers to other subaccounts and
Guaranteed Account of The Union
Central Life Insurance Company                     (49,883)
Surrenders                                          (8,823)
                                                ----------
Net proceeds from  equity transactions           2,970,916
                                                ----------
NET INCREASE IN NET ASSETS                       2,904,624

NET ASSETS (Beginning of year)                          --
                                                ----------
NET ASSETS (End of year)                        $2,904,624
                                                ==========

The accompanying notes are an integral part of the financial statements.

                          CARILLON ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Account of The Union Central Life Insurance Company (the Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on February 6, 1984 by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on June 7, 1985. Carillon Account is comprised of twelve subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, American Century Variable Portfolios, Inc., or Tempelton Variable Product Series Fund (the
"Funds").   The Funds are no-load, diversified, open-end
management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central , serves as the distributor of variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc. serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment Fund. MFS Fund Distributors, Inc., a wholly-owned subsidiary of MFS, is the distributor of the shares issued by the MFS Variable Insurance Trust. American Century Investment Services, Inc., an affiliate of the fund's investment manager, serves as distributor of variable annuity contracts issued by American Century Variable Portfolios, Inc.; Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Products Series Fund.

The assets of the Account are segregated from the other assets of Union Central and the investment performance of the Account is independent of the investment performance of both Union
Central's general assets and other separate accounts.

Investment valuation - Assets of the Account are invested in shares of the Funds at the net asset value of the Fund shares.
Investments in Fund shares are subsequently valued at the net asset value of the Fund shares held.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and labilities at the date of the financial statements. Estimates also effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ for those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of Fund shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.

Impact of Year 2000 (Unaudited) - Some of Union Central's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using 00' as the year 1900 rather than the year 2000. Union Central software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

A comprehensive assessment of Union Central's Year 2000 sensitive software has been performed and the primary risks and required software modifications have been identified. Union Central will both modify existing software, and install new software, in time to ensure the Year 2000 problem does not impact its operations, or the operations of Carillon Account.

NOTE 2 - INVESTMENT IN AFFILIATED AND NON-AFFILIATED FUND

The subaccounts of the Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder
Variable Life Investment Fund, MFS Variable Insurance Trust,
American Century Variable Portfolio, Inc., and Templeton
Variable Products Series Fund as of December 31, 1997:

                                          Carillon Fund, Inc.

                               Equity      Capital     Bond        S&P 500
                               Subaccount  Subaccount  Subaccount  Subaccount

Net asset value per share      $ 20.35     $ 14.10     $ 11.29     $  15.74
Number of shares               7,097,164   3,571,627   1,873,398   1,929,727

                                    Scudder Variable Life Investment Fund


                                     Money       Capital
                                     Market      Growth      International
                                     Subaccount  Subaccount  Subaccount
Net asset value per share            $    1.00   $   20.63   $   14.11
Number of shares                     7,206,727   2,095,990   2,041,328

                                         MFS Variable Insurance Trust
                                     Growth      Emerging
                                     with Income High Income Growth
                                     Subaccount  Subaccount  Subaccount
Net asset value per share            $  16.44    $  12.35    $  16.14
Number of shares                      885,640     264,795     172,367

                                American Century Variable Portfolios, Inc.
                                                   Growth
                                                   Subaccount
Net asset value per share                          $     9.68
Number of shares                                      571,656

                                        Templeton Products Series Fund

                                                  International
                                                    Subaccount
Net asset value per share                            $  20.14
Numbers of shares                                     144,213


NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of 1.2% of the net assets of the Account is determined daily. The charge may be increased or decreased by Union Central's Board of Directors but cannot exceed a 1.7% annual rate. The mortality risk results from a provision in the contract in which Union Central agrees to make annuity payments in accordance with the annuity tables, regardless of how long a particular annuitant or other payee lives. The expense risk assumed by Union Central is the risk that deductions for administration fees and surrender charges will be insufficient to cover actual administrative and distribution expenses.

Administrative fee - An administrative fee for Union Central, at an annual rate of 0.25% of the net assets of the Account, is determined daily. This fee is intended to defray expenses incurred by Union Central in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and contract changes, calculating accumulation unit values, reporting and other communications to contract owners, and other similar expenses and overhead costs.

NOTE 4 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31, of each year except as noted.

                     1997         1996         1995         1994         1993
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit
 value               $49.53       $41.68       $33.67      $27.15
$26.63

Number of
accumulation units
outstanding,
end of period        2,907,000.69 2,723,705.33 2,337,986.47 1,981,958.18
1,723,790.37

Payout unit value    $49.53       $41.68       $33.97
Number of payout
units outstanding,
end of period         8,951.59     9,142.02     9,795.88

CAPITAL SUBACCOUNT
Accumulation
 unit value          $19.44        $18.37       $16.21       $14.39
$14.47
Number of
accumulation units
outstanding,
end of period        2,590,388.93 2,632,591.00 2,521,521.39 2,271,374.95
1,790,938.05


BOND SUBACCOUNT
Accumulation
unit value           $27.58       $25.21       $23.87       $20.34
$20.98

Number of
accumulation units
outstanding,
end of period         766,722.29  672,511.33   574,420.86   508,398.32
513,613.17

S&P 500 SUBACCOUNT
Accumulation unit
value                  $14.88     $11.37<F4>
Number of
accumulation units
outstanding,
end of period        2,041,455.30  869,681.47

SCUDDER
VARIABLE LIFE
INVESTMENT FUND

MONEY MARKET
SUBACCOUNT<F3>
Accumulation
unit value           $16.63       $16.03        $15.47      $14.85       $14.53
units
outstanding,
end of period        433,295.76   477,679.12   368,443.98   280,575.27
119,598.28


CAPITAL GROWTH
SUBACCOUNT
Accumulation
unit value            $22.80        $17.04       $14.39       $11.35
$12.75

Number of
accumulation units
outstanding,
end of period        1,896,319.89 1,593,634.26 1,162,998.78  906,428.22
439,913.95


INTERNATIONAL
   SUBACCOUNT
Accumulation
unit value            $17.26       $16.05        $14.19        $12.96
$13.26
Number of
accumulation units
outstanding,
end of period        1,669,242.06 1,564,590.89 1,220,160.02 1,095,214.21
362,171.94

INSURANCE TRUST
GROWTH WITH INCOME
SUBACCOUNT
Accumulation
unit value             $14.52     $11.35<F4>
Number of
accumulation units
outstanding,
end of period        1,002,704.64  425,068.19

HIGH INCOME
SUBACCOUNT
Accumulation
unit value             $12.14     $10.84<F4>
Number of
accumulation units
outstanding,
end of period         269,397.73   108,772.82

EMERGING GROWTH
SUBACCOUNT
Accumulation
unit value           $12.41<F5>
Number of
accumulation units
outstanding,
end of period         224,192.63

AMERICAN CENTURY
VARIABLE
PORTFOLIOS, INC.

GROWTH
SUBACCOUNT
Accumulation
unit value              $8.64      $9.06<F4>
Number of
accumulation units
outstanding,
end of period         640,420.71   424,022.29


TEMPLETON PRODUCTS
SERIES FUND

GROWTH
SUBACCOUNT
Accumulation
unit value            $10.89<F5>
Number of
accumulation units
outstanding,
end of period         266,656.62


                     1992         1991         1990         1989         1988
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation
unit value           $23.68       $21.49       $14.98       $17.98
$16.32
Number of
accumulation units
outstanding,
end of period        1,312,947.47 1,057,669.36  936,036.25   799,268.16
561,681.97


Payout unit value
Number of payout units


CAPITAL SUBACCOUNT
Accumulation
unit value           $13.02        $12.24      $9.85<F1>
Number of
accumulation units
outstanding,
end of period        1,181,036.39  627,636.09   279,289.41


BOND SUBACCOUNT
Accumulation
unit value            $19.01       $17.92       $15.42       $14.40
$13.20

Number of
accumulation units
outstanding,
end of period        348,420.48   283,492.73   285,369.81   250,631.38
225,777.14

S&P 500 SUBACCOUNT
Accumulation
unit value
Number of
accumulation units
outstanding,
end of period        2,041,455.30  869,681.47

SCUDDER
VARIABLE LIFE
INVESTMENT FUND

MONEY MARKET
SUBACCOUNT<F3>
Accumulation
unit value            $14.37       $14.12       $13.58       $12.71
$11.85
Number of
accumulation units
outstanding,
end of period         120,546.54   83,622.68    103,404.70   75,006.15
52,665.63

CAPITAL GROWTH
SUBACCOUNT
Accumulation
unit value           $10.70<F2>
Number of
accumulation units
outstanding,
end of period        70,218.22

INTERNATIONAL
SUBACCOUNT
Accumulation
unit value           $9.76<F2>
Number of
accumulation units
outstanding,
end of period         43,624.42

<F1>  Commencement of operations was May 1, 1990, with a beginning accumulation unit value of $10.00.
<F2>  Commencement of operations was May 1, 1992, with a beginning accumulation unit value of $10.00.
<F3>  Assets of Carillon Money Market Subaccount were transferred to the
Scudder Money Market Subaccount on November 12, 1993.
<F4>  Commencement of operations was May 1, 1996, with a beginning accumulation value of $10.00
<F5>  Commencement of operations was May 1, 1997, with a beginning accumulation value of $10.00.


        Consolidated Financial Statements


             The Union Central Life
       Insurance Company and Subsidiaries

     Years ended December 31, 1997 and 1996
      with Report of Independent Auditors

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED FINANCIAL STATEMENTS

           Years ended December 31, 1997 and 1996

                            CONTENTS
                                                     Page

Report of Independent Auditors ...................... 1

Consolidated Balance Sheets ......................... 2

Consolidated Statements of Income ................... 3

Consolidated Statements of Equity ................... 4

Consolidated Statements of Cash Flows ............... 5

Notes to Consolidated Financial Statements .......... 6

Report of Independent Auditors



To the Board of Directors
The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1997, and 1996, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


March 16, 1998

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED BALANCE SHEETS
                   (in thousands)

                                                      December 31,
                                                  1997         1996
ASSETS
Investments:
Fixed maturities available-for-sale
at fair value (amortized cost:                    $2,758,113   $2,749,772
1997 - $2,697,869;
and 1996 - $2,727,178)
Equity securities available-for-sale
at fair value (cost: 1997 - $59,675
and 1996 - $54,504)                                   63,138       61,458
Cash and short-term investments                        4,872        1,040
Other invested assets                                 54,342       42,490
Mortgage loans                                       744,395      663,351
Real estate                                           50,409       58,601
Policy loans                                         203,481      206,889
                                                  ----------   ----------
  Total investments                                3,878,750    3,783,601


Accrued investment income                             48,846       47,491
Deferred policy acquisition costs                    371,295      414,458
Property, plant and equipment,
at cost, less accumulated
depreciation (1997 - $59,096
and 1996 - $55,798)                                   24,205       22,561
Federal income tax recoverable                         6,595        6,394
Other assets                                          91,758       89,251
Separate account assets                            1,288,349    1,000,469
                                                  ----------   ----------
   Total assets                                   $5,709,798   $5,364,225
                                                  ==========   ==========
LIABILITIES AND EQUITY
Policy liabilities:
Future policy benefits                            $1,933,823   $1,892,875
Deposit funds                                      1,549,965    1,568,566
Policy and contract claims                            31,869       28,413
Policyholders' dividends                              37,624       37,492
                                                  ----------   ----------
   Total policy liabilities                        3,553,281    3,527,346
Deferred revenue                                     110,130      130,176
Accrued commissions, expenses and taxes               21,391       16,373
Other liabilities                                     32,620       49,604
Deferred federal income taxes                         33,341       35,149
Surplus notes payable                                 49,749       49,740
Separate account liabilities                       1,310,391    1,014,960

                                                  ----------   ----------
   Total liabilities                               5,110,903    4,823,348

MINORITY INTEREST IN SUBSIDIARY'S EQUITY              42,391       46,076

EQUITY
Policyholders' equity                                531,164      481,799
Unrealized gain on available-for-sale securities      25,340       13,002
                                                  ----------   ----------
   Total equity                                      556,504      494,801
                                                  ----------   ----------
   Total liabilities and equity                   $5,709,798   $5,364,225
                                                  ==========   ==========

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands)

                                                      December 31,
                                                  1997         1996
REVENUE
Insurance revenue:
Traditional insurance premiums                    $  131,974   $  136,448
Universal life policy charges                         88,645       80,746
Annuities                                             37,569       34,740
Net investment income                                298,509      296,912
Net realized gains (losses) on investments            20,617      (22,710)
Other                                                  8,059        6,162
                                                  ----------   ----------
  Total revenue                                      585,373      532,298

BENEFITS AND EXPENSES
Benefits                                             181,587      184,368
Increase (decrease) in reserves for
future policy benefits                                (7,912)       2,985
Interest expense:
Universal life                                        53,756       50,461
Investment products                                   91,239       95,654
Underwriting, acquisition and insurance expense      168,504      130,582
Policyholders' dividends                              20,304       17,306
                                                  ----------   ----------
 Total benefits and expenses                         507,478      481,356

Income before federal income tax and minority
interest in subsidiary income                         77,895       50,942
Federal income tax expense                            27,175       22,642
                                                  ----------   ----------
Income before minority interest in
subsidiary income                                     50,720       28,300
Minority interest in subsidiary income                (2,034)      (2,704)
                                                  ----------   ----------
   Net Income                                     $   48,686   $   25,596
                                                  ==========   ==========

                THE UNION CENTRAL LIFE INSURANCE COMPANY
              CONSOLIDATED STATEMENTS OF EQUITY
                       (in thousands)

                                              Unrealized
                                              Gain on
                              Policyholders'  Available-for-Sale  Total
                              Equity          Securities          Equity
                              -------------   ------------------  ------
Balance at January 1, 1996    $456,203        $ 29,541            $485,744

Net income                      25,596              --              25,596
Net unrealized depreciation         --         (16,539)            (16,539)
                              --------        --------            --------
Balance at December 31, 1996   481,799          13,002             494,801
                              --------        --------            --------
Net income                      48,686              --              48,686
Net unrealized appreciation         --          12,338              12,338
Other                              679              --                 679
                              --------        --------            --------
Balance at December 31, 1997  $531,164        $ 25,340            $556,504
                              ========        ========            ========

  THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (in thousands)

                                                      December 31,
                                                  1997         1996

OPERATING ACTIVITIES
Net income                                        $   48,686   $   25,596

Adjustments to net income not affecting cash:
Interest credited to universal life policies          53,756       50,461
Interest credited to interest sensitive products      91,239       95,654
Accrual of discounts on investments, net              (2,610)      (1,487)
Net realized (gains) and losses on investments       (20,617)      22,710
Depreciation                                           4,355        6,472
Amortization of deferred policy acquisition costs     60,979       33,523
Amortization of deferred revenue                     (17,633)     (10,073)
Deferred federal income tax (benefit)                 (9,452)       4,134
Change in operating assets and liabilities:
Accrued investment income                             (1,355)        (623)
Policy cost deferred                                 (41,608)     (40,471)
Revenue deferred                                       2,340        2,188
Policy liabilities                                   (53,705)     (72,417)
Federal income tax recoverable (payable)                 294          (54)
Change in other liabilities                          (15,786)     (17,127)
Other items, net                                      10,630       11,557
                                                  ----------   ----------
Cash Provided by Operating Activities                109,513      110,043
                                                  ----------   ----------
INVESTING ACTIVITIES
Costs of investments acquired                     (3,295,204)  (3,393,082)
Proceeds from sale, maturity or repayment of
investments                                        3,264,331    3,297,247
Decrease in policy loans                               3,408          966
Purchases of property and equipment, net              (5,627)      (6,986)
                                                  ----------   ----------
Cash Used in Investing Activities                    (33,092)    (101,855)
                                                  ----------   ----------
FINANCING ACTIVITIES
Receipts from universal life
and investment contracts                             607,809      534,974
Withdrawals from universal life
and investment contracts                            (673,586)    (603,300)
Cash provided by issuance of surplus notes               --        49,740
Purchase of stock from minority shareholders          (6,812)         --
                                                  ----------   ----------
Cash Used by Financing Activities                    (72,589)     (18,586)
                                                  ----------   ----------

Increase (decrease) in cash
and short term investments                             3,832      (10,398)
                                                  ----------   ----------
Cash and short term investments
at beginning of year                                   1,040       11,438
                                                  ----------   ----------
Cash and short term investments at end of year    $    4,872   $    1,040
                                                  ==========   ==========
Supplemental disclosure
of cash flow information:
Cash paid during the year
for federal income taxes                          $   36,297   $   27,905

Cash paid during the year
for interest on surplus notes                     $    4,066   $     --

The accompanying notes are an integral part of the financial statements.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING
POLICIES

Basis of Presentation and Organization
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: The Manhattan Life Insurance Company (Manhattan
Life), a mixed charter life insurance company of which Union Central owns 100% of the outstanding guarantee capital shares, Carillon Advisers, Inc. (CAI), a registered investment advisor company, wholly-owned and Carillon Investments, Inc. (CII) a registered broker dealer, wholly-owned. The consolidated entity will be referred to as "the Company". All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a variable products mutual fund consisting of five investment portfolios (equity, bond, asset allocation, S&P 500 indexed and micro-cap); Summit Investment Trust, consisting of two mutual funds (Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond mutual fund and Summit High Yield Fund, a high-yield bond mutual fund). In addition, Carillon Advisors, Inc., owns 51% of First Summit Capital Management, a registered investment advisor.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states of the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

At December 31, 1996, Union Central owned approximately 73% of Manhattan Life's guarantee capital shares. On January 28, 1997, the guarantee capital shareholders constituting at least two-thirds of the outstanding guarantee capital shares of Manhattan Life (including the shares owned by Union Central) approved Union Central's plan to eliminate the minority interests in Manhattan Life's guarantee capital shares by effecting a reverse stock split (the "Plan") that had previously been approved by the New York Insurance Department. Under the Plan, each holder of guarantee capital shares received a cash payment in lieu of the issuance of any resulting fractional guarantee capital shares, with Union Central becoming sole remaining holder of Manhattan Life's guarantee capital shares. The cost of redeeming the fractional shares, $6,812,000, was funded by Manhattan Life; however, as part of the Plan, Union Central made a cash contribution of $1,823,000 to Manhattan Life's guarantee capital share account. As a result of effecting the reverse stock split, Union Central's policyholders equity increased by $1,919,000. This represents the cumulative prior years' amount of the minority shareholders' share of Manhattan Life's shareholders equity of $8,731,000, less the cost of redeeming the fractional shares. The increase in policyholders' equity is included in "Other" in the Statements of Equity. In connection with effecting the reverse stock split, the Company incurred and capitalized $2,782,000 of issuance cost. This cost was recorded in "Other assets" in the Balance Sheets, and will be amortized under the straight-line method to expense over 15 years. Amortization of capitalized expenses was commenced in 1997 with $185,000 amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income.

The Company adopted in 1997 FASB Statement No. 125," Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". The effect of adoption was immaterial.
Investments

Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:
 * Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

 * Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

 * Policy loans are reported at unpaid balances.

 * Cash and short-term investments presented on the Balance
   Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments, net of related deferred policy acquisition cost and unearned revenue amortization, and declines in the value of investments judged to be other-than-temporary, are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 31, 1998. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at December 31, 1997, and is immaterial to the Company.

The call options were carried at their fair value of $1,877,000 at December 31, 1997, and were reflected in "Other invested assets" in the Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the market value of the call options of $1,877,000, and were reflected in "Deposit funds" in the Balance Sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses," and the effect of realized gains and losses on deferred policy acquisition cost amortization is restored or amortized and is netted against "Net realized gains (losses) on investments". Amortization of deferred policy acquisition costs totalled $60,979,000 and $33,523,000, net of the effect of realized gains and (losses) on amortization of $13,309,000 and ($9,176,000) for the years ended December 31, 1997 and 1996, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments reducing deferred policy acquisition costs related to unrealized gains totalled $17,627,000, and $7,143,000 at 1997 and 1996, respectively.

In 1997, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Statements of Income was increased by $16,988,000.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; and such adjustments are included in current operations.

Dividends to Policyholders

Union Central's dividend liability is the amount estimated to have accrued to policyholders' as of each year end. Manhattan
Life's dividend liability is based on the dividend scale in effect at the time the policy was issued.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered for our individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products
Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.25% to 8.87% for the years ended 1997 and 1996.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed 30 years, using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are being amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 7.3% to 8.6% for the years ended 1997 and 1996. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products
Interest sensitive products include universal life and single premium whole life products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.5% to 7.6% for the years ended 1997 and 1996.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $17,633,000 and $10,073,000, net of the effect of realized gains (losses) on amortization of $4,752,000 and ($3,597,000) for the years ended December 31, 1997 and 1996, respectively, and was included in "Universal life policy charges" in the Statements of Income.

In 1997, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Statements of Income was increased by $5,999,000.

Group Products
Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.


The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that range from 7.5% to 8.1% for the years ended 1997 and 1996.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products
Pension products include deferred annuities and payout annuities. Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.0% to 8.0% for the years ended 1997 and 1996.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity

Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve ((GCR) see Note 5 for further discussion) but before policyholders' dividends. As a result of the reverse stock split described in Note 1, in 1997 only Manhattan Life's policyholders' share of profits/losses were included in "Minority Interest in Subsidiary's Income" in the Statements of Income. In 1996, Manhattan Life's policyholders' and minority shareholders' share of profits/losses were included in "Minority Interest in Subsidiary's Income" in the Statements of Income.
In 1997, Manhattan Life's policyholders' equity was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets, and includes policyholders' share of Manhattan Life's change in unrealized gains on available-for-sale securities. In 1996, Manhattan Life's policyholders' and minority shareholders' equity was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets, and includes policyholders' and minority shareholders' share of Manhattan Life's change in unrealized gains on available for sale securities. (See Note 5 for more in-depth discussion of Manhattan Life's corporate charter.)

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Reclassifications

Previously reported amounts for 1996 have in some instances been reclassified to conform to the 1997 presentation.

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:

                                 Cost or     Gross      Gross
                                 Amortized   Unrealized Unrealized Fair
                                 Cost        Gains      (Losses)   Value
                                 ----        -----      --------   -----
                                                 (in thousands)
DECEMBER 31, 1997:
U.S. treasury securities
 and obligations of U.S.
 government corporations
 and agencies                    $  213,411  $ 1,891    $   (238)  $  215,064
Corporate securities and other    1,447,640   50,318      (5,320)   1,492,638
Mortgage-backed securities,
collateralized mortgage
obligations and
other structured securities       1,028,745   20,386      (7,169)   1,041,962
Debt securities issued
by foreign governments                8,073      376         --         8,449
                                 ----------  -------    --------   ----------
   Subtotal                       2,697,86    72,971     (12,727)   2,758,113

Equity securities                   59,675     4,142        (679)      63,138
                                 ----------  -------    --------   ----------
   Total                         $2,757,544  $77,113    $(13,406)  $2,821,251
                                 ==========  =======    ========   ==========

DECEMBER 31, 1996:

U.S. treasury securities and obligations
of U.S. government corporations
and agencies                     $  107,704  $   469    $ (1,714)  $  106,459
Corporate securities and other    1,484,274   34,617      (9,385)   1,509,506
Mortgage-backed securities,
collateralized mortgage
obligations and other
structured securities             1,127,290   17,145     (18,884)   1,125,551
Debt securities issued
by foreign governments                7,910      346        --          8,256
                                 ----------  -------    --------   ----------
   Subtotal                       2,727,178   52,577     (29,983)   2,749,772

Equity securities                    54,504    6,997        (43)       61,458
                                 ----------  -------    --------   ----------
   Total                         $2,781,682  $59,574    $(30,026)  $2,811,230
                                 ==========  =======    ========   ==========

Fixed maturity available-for-sale securities, at December 31, 1997, are summarized by stated maturity as follows:

                                           Amortized    Fair
                                           Cost         Value
                                           ----------   ----------
                                                (in thousands)
Due in one year or less                    $      228   $      230
Due after one year through five years         225,814      229,246
Due after five years through ten years        751,502      764,791
Due after ten years                           239,541      247,434
                                           ----------   ----------
   Subtotal                                 1,217,085    1,241,701

Mortgage-backed securities                  1,065,212    1,078,310
Other securities with multiple
 repayment dates                              415,572      438,102
                                           ----------   ----------
   Total                                   $2,697,869   $2,758,113
                                           ==========   ==========

Significant components of the unrealized gain on available-for-sale securities included in equity in the accompanying Balance
Sheets are as follows:

                                        Year Ended December 31,
                                           1997         1996
                                           ----         ----
                                             (in thousands)
Gross unrealized gain on available-
 for-sale securities                       $ 63,707     $ 29,548
Amortization of deferred policy
 acquisition costs                          (17,627)      (7,143)
Minority interests                           (4,607)      (1,573)
Deferred taxes                              (16,133)      (7,830)
                                           --------     --------
Net unrealized gain on available-for-
 sale securities                           $ 25,340     $ 13,002
                                           --------     --------

See Note 10 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 1997 and 1996, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $198,255,000 and $177,364,000. Those holdings amounted to 7.2% and 6.5%, respectively, of the Company's investments in fixed maturities and 3.5% and 3.3%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1997 and 1996, the Company invested $45,031,000 and $52,397,000 in affiliated mutual funds. The Company's holdings in affiliated mutual funds were included in "Equity securities available-for-sale at fair value" in the Balance Sheets.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

<caption

                                    Year Ended December 31,
                                    1997        1996
                                    ----        ----
                                         (in thousands)
Proceeds                            $3,148,909  $3,170,351
Gross realized gains                    52,460      28,154
Gross realized losses                   28,173      55,069

At December 31, 1997 and 1996, investments in bonds of $6,450,000 and $6,178,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.
Mortgage loans are stated at their aggregate unpaid balances in the Balance Sheets, less unamortized discounts.

Activity in the allowance for mortgage loss is summarized as follows:

                                     Year Ended December 31,
                                       1997         1996
                                          (in thousands)
Balances at the beginning of the year  $ 2,224      $ 2,711
Provisions for potential
 mortgage loan loss                      1,307          263
Losses charged against the mortgage
 loan loss reserve                      (2,093)        (750)
Balance at the end of the year         $ 1,438      $ 2,224
                                       =======      =======

The provision for mortgage losses has fluctuated between periods. The Company establishes the mortgage reserve based upon its continuing review of the mortgage portfolio and individual problem mortgages. The allowance for potential loan losses is affected to a significant degree by general economic conditions. While the Company believes it has provided adequate mortgage reserves, subsequent economic and market conditions may require establishing additional reserves.

The Company's mortgage portfolio is monitored closely through the review of loan and property information such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors such as geographic and property-type loan concentrations. This evaluation is part of the regular review to determine whether adjustments to the allowance for potential loan losses are warranted. Management believes the mortgage loss reserve is sufficient to provide for potential loan losses. However, management cannot predict with assurance where the economy is headed or how the mortgage and real estate portfolios would be affected by various economic circumstances.

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $1,438,000 and $2,224,000 at December 31, 1997 and 1996, respectively) follows:

                                           December 31, 1997
                                   Principal          Percent of
                                   Balance            Principal
                                   -------            ---------
                                       (in thousands)
Region

New England and Mid-Atlantic       $  52,400             7.0%
South Atlantic                       122,648            16.4
North Central                        190,928            25.6
South Central                         80,335            10.8
Mountain                             111,684            15.0
Pacific                              187,838            25.2
                                   ---------           -----
   Total                           $ 745,833           100.0 %
                                   =========           =====

Property Type

Apartment and residential          $ 106,190            14.2%
Warehouses and industrial            127,960            17.2
Retail and shopping center           243,152            32.6
Offices                              238,970            32.0
Other                                 29,561             4.0
                                   ---------           -----
      Total                        $ 745,833           100.0%
                                   =========           =====

                                           December 31, 1997
                                   Principal          Percent of
                                   Balance            Principal
                                   -------            ---------
                                       (in thousands)
Region

New England and Mid-Atlantic       $  75,893            11.4%
South Atlantic                       109,859            16.5
North Central                        150,586            22.6
South Central                         70,968            10.7
Mountain                              93,394            14.0
Pacific                              164,875            24.8
                                   ---------           -----
   Total                           $ 665,575           100.0%
                                   =========           =====
Property Type

Apartment and residential          $ 106,099            15.9%
Warehouses and industrial            111,363            16.7
Retail and shopping center           225,105            33.8
Offices                              199,011            30.0
Other                                 23,997             3.6
                                   ---------           -----
   Total                           $ 665,575           100.0%
                                   ---------           -----

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $17,481,000 and $17,383,000 at December 31, 1997 and 1996,
respectively, and accumulated depreciation totalled $4,586,000 and $4,212,000 at December 31, 1997 and 1996, respectively. The book value of foreclosed real estate was $37,514,000 and $45,430,000 at December 31, 1997 and 1996, respectively. The decrease in foreclosed real estate is a result of the sale of four properties in 1997.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded as an asset and is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances will be established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1997 and 1996. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1997 and 1996 are summarized as follows:

                                        December 31, 1997
                              ----------------------------------------
                            Direct       Assumed   Ceded       Net
                            ------       -------   -----       ---
                                           (in thousands)
Life insurance in force     $30,333,849  $556,694  $5,066,377  $25,824,166
                            ===========  ========  ==========  ===========
Premiums and other
considerations:
Traditional insurance
 premiums and
 universal life             $   240,155  $ 10,154  $   29,690  $   220,619

Annuity                          37,569      --          --         37,569
                            -----------  --------  ----------  -----------
Total                       $   274,724  $ 10,154  $   26,690  $   258,188
                            ===========  ========  ==========  ===========
                            Direct       Assumed   Ceded       Net
                            ------       -------   -----       ---
                                           (in thousands)
Life insurance in force     $29,748,174  $595,713  $4,177,415  $26,166,472
                            ===========  ========  ==========  ===========
Premiums and other
considerations:
Traditional insurance
 premiums and
 universal life             $   231,158  $ 10,693  $   28,254  $   213,597

Annuity                          34,740      --          --         34,740
                            -----------  --------  ----------  -----------

Total                       $   265,898  $ 10,693  $   28,254  $   248,337
                            ===========  ========  ==========  ===========

Benefits paid or provided were reduced by $14,779,000 and $18,747,000 at December 31, 1997 and 1996, respectively, for estimated recoveries under reinsurance treaties.

The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows :

                                                  December 31,
                                          1997            1996
                                                (in thousands)

Deferred tax liabilities:
Deferred policy acquisition costs         $ 137,637       $ 146,947
Basis differences on bonds                    1,382           1,740
Unrealized gains - SFAS 115                  16,133           7,830
Other                                         3,835           2,647
                                          ---------       ---------
Total deferred tax liabilities              158,987         159,164
                                          ---------       ---------
Deferred tax assets:
Policyholders' dividends                     11,393          11,100
Future policy benefits                       74,225          76,471
Premium - based DAC adjustment               25,780          23,643
Investment valuation reserves                 1,006          1,147
Retirement plan accruals                     10,722          9,494
Investment income differences                   499            273
Basis differences on bonds and mortgages        266            266
Other                                         1,755          1,621
                                          ---------       ---------
Total deferred tax assets                   125,646        124,015
                                          ---------       ---------
Net deferred tax liabilities              $  33,341       $  35,149
                                          =========       =========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                              December 31,
                                          1997            1996
                                          ----            ----
                                             (in thousands)
Current                                   $  36,603       $  18,509
Deferred                                     (9,428)          4,133
                                          ---------       ---------
Total                                     $  27,175       $  22,642
                                          =========       =========


Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central and the small company deduction for life insurance companies that was available to Manhattan Life prior to completing the reverse stock split transaction in 1997 described in Note 1.

Prior to 1984, a portion of Manhattan Life's income was not subject to income tax, but was accumulated for income tax purposes in a special memorandum tax account designated "policyholders' surplus account" (PSA). Under provisions of the Tax Reform Act of 1984, the PSA was frozen at its December 31, 1983 balance. The PSA will become subject to tax at current rates if these amounts are distributed or if the balance of the account exceeds certain limitations under the Internal Revenue Code. The balance in the PSA at December 31, 1997 and 1996 was $1,348,000, and the maximum tax at current rates would be $472,000.

NOTE 5 - SHAREHOLDER DIVIDENDS AND RESTRICTION ON TRANSFER OF
FUNDS FROM SUBSIDIARY

As stated in Note 1, Manhattan Life's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eight/seven-eighths basis. The profits allocated are equal to income after taxes and interest on the GCR but before policyholder dividends.

In administering Manhattan Life's charter's profit-sharing provision, Manhattan Life and the New York Insurance Department (the Department) have deemed the shareholders' portion of Manhattan Life's profits to be equal to $1 for every $7 of policyholder dividends paid on traditional, participating contracts. Manhattan Life's charter provides for three types of shareholder distributions, including distribution based on profits:

   a) Interest at a specified rate on the par value of the guarantee capital shares issued and outstanding ($195,000 annually), which may be paid in any year dividends are distributed to policyholders and is not subject to prior regulatory approval,
   b) A distribution of the shareholders' portion of Manhattan Life's profits. Such amounts may, at the discretion of the Company's Board of Directors, be distributed as a stock dividend of additional guarantee capital shares, paid in cash subject to certain limits and prior regulatory approval, or reserved for the benefit of the shareholders in the GCR, and
   c) Interest, at the Company's portfolio earnings rate on invested assets, on the accumulated balance in the GCR.

Manhattan Life's cash distributions to shareholders are subject to prior approval by the Department. Further, Manhattan Life and the Department have agreed to the following guidelines under which shareholder distributions from the GCR would be permitted, subject to prior approval by the Department:

     If Manhattan Life's statutory-basis surplus is less than or equal to 9% of its statutory policy reserves, then principal and interest distributions are limited to the lesser of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year's increase in statutory surplus or,

     If its statutory-basis surplus exceeds 9% of statutory policy reserves, the principal and interest distributions are limited to the greater of the prior year statutory gain from operations (after policyholders' dividends and federal income taxes and before realized gains and losses), or the prior year increase in statutory surplus.

The foregoing limits are subject to adjustment, by the Department, for unusually large realized gains or the effects of surplus relief reinsurance transactions. As Manhattan Life's statutory-basis surplus was less than 9% of its statutory policy reserves at December 31, 1996 and 1995, respectively, and a loss from operations was recorded for the year ended December 31, 1995, and statutory surplus decreased for the year ended December 31, 1996, no shareholder's dividends were paid in 1996 or 1997.

The GCR represents a restricted segment of statutory unassigned surplus, and as such, does not represent a commitment or liability to pay shareholder dividends. In Manhattan Life's stand-alone financial statements prepared in accordance with generally accepted accounting principles, the GCR is included in shareholders' equity. The balance in the GCR of $12,750,000 and $16,127,000 and the Company's share of $12,750,000 and $11,740,000 was included in "Policyholders' equity" in the Consolidated Balance Sheets at December 31, 1997 and 1996, respectively. In 1996, the minority shareholders' share of the GCR was included in "Minority Interest in Subsidiary's Equity" in the Balance Sheets. Interest added to the GCR amounted to $919,000 and $1,230,000, for the years ended December 31, 1997 and 1996, respectively.

Manhattan Life is the only existing life insurance company domiciled in New York which has authorized and outstanding guarantee capital shares. Neither applicable New York state law nor Manhattan Life's charter contain express provisions establishing the extent of the interest of the holders of the guarantee capital shares in the statutory unassigned surplus (total surplus less guarantee capital shares and GCR) of Manhattan Life and there has never been a judicial determination of the extent of such interest. Further, the laws applicable to Manhattan Life do not provide for its voluntary liquidation or dissolution; the Company may only be liquidated under the supervision of the New York Superintendent of Insurance in the event of insolvency. In such a liquidation or dissolution, all of the assets of Manhattan Life would be used to satisfy claims of creditors and policyholders and there would be no statutory unassigned surplus for distribution to the holders of the guarantee capital shares. Accordingly, in the opinion of counsel to Manhattan Life, no unqualified legal opinion can be rendered as to the degree, if any, to which the holders of the guarantee capital shares would be entitled to participate in any current or liquidating distribution of unassigned surplus. However, in the view of such counsel, if there should occur a liquidation or other winding-up of Manhattan Life's business in which assets exceeded liabilities on policies and the claims of other creditors, or if there should occur a partial distribution of surplus in the absence of such a liquidation or winding-up, although there are reasonable arguments which could be made to the effect that the entire unassigned surplus would be distributable solely to the policyholders or solely to the shareholders, the more likely outcome if the question should be litigated is that it would be held that one-eighth of the unassigned surplus would be distributable to the shareholders and seven-eighths to the policyholders.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The leases for office space for Manhattan Life and various field agency offices vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $3,972,000 and $3,907,000 in 1997 and 1996, respectively. The Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Statements of Income totalled $154,000 and $182,000 in 1997 and 1996, respectively.

At December 31, 1997, the future minimum lease payments for all noncancelable operating leases are as follows:

                        Year          Amount
                        ----          ------
                                   (in thousands)
                        1998          $ 3,553
                        1999            2,893
                        2000            2,562
                        2001            2,316
                        2002            1,785
                        After 2002      1,112
                                      -------
                        Total         $14,221
                                      =======

The Company also has capital leases for office furniture. Lease expense under these leases was $437,000 and $466,000 in 1997 and 1996, respectively.

At December 31, 1997 the future minimum lease payments for all noncancelable capital leases are as follows:

                        Year          Amount
                        ----          ------
                                   (in thousands)

                        1998          $   470
                        1999              470
                        2000              470
                        2001               39
                                      -------
                       Total          $ 1,449
                                      =======

Other Commitments
At December 31, 1997, the Company had outstanding agreements to fund 33 mortgages totalling $52,263,000 in early 1998. In addition, the Company has committed to invest $17,800,000 in limited partnerships during the years 1998 to 2001. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.
Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. The $300,800 and $0 charge to operations in 1997 and 1996, respectively, was included in "Underwriting, acquisition and insurance expense" in the Statements of Income. The estimated liability of $1,411,000 and $1,399,000 at December 31, 1997 and 1996 respectively, was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and is included in "Other liabilities" in the Balance Sheets.

NOTE 7 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central and Manhattan Life file statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union Central's state of
domicile.   Manhattan Life's statutory-basis financial
statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of New York, Manhattan Life's state of domicile. Surplus as reflected in the statutory-basis financial statements are as follows:

                                   Year ended December 31,
                                   1997         1996
                                   ----         ----
                                       (in thousands)
Capital and surplus
   Union Central                   $ 317,952    $ 277,202
                                   =========    =========
   Manhattan Life                  $  22,327    $  28,211
                                   =========    =========

The National Association of Insurance Commissioners is currently in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. The project, expected to be completed in 1998, will likely change certain prescribed accounting practices, and may result in changes to the accounting practices the Company uses to prepare its statutory financial statements.

NOTE 8 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The contributions totalled $3,492,000 and $2,750,000 in 1997 and 1996, respectively. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments.

Pension expense includes the following components:


                                        Year ended December 31,
                                        1997        1996
                                        ----        ----
                                            (in thousands)
Service cost-benefits earned
 during the year                        $  2,622    $  1,982
Interest cost on projected
 benefit obligation                        5,689       5,330
Actual return on plan assets              (4,373)     (4,786)
Net amortization and deferral                390         625
                                        --------    --------
Net pension expense included
 in "Underwriting, acquisition,
 and insurance expense"                 $  4,328    $  3,151
                                        ========    ========

Also, $1,240,000 (net of tax) was charged directly to policyholders' equity in 1997 as a result of recognizing an additional minimum pension liability adjustment under Statement of Financial Accounting Standard (SFAS-87) "Employers'
Accounting for Pensions", and is included in "Other" in the Statements of Equity.

The following table setting forth the Plans' funded status and the pension liability included in "Other liabilities" in the Company's Balance Sheets is based on the latest actuarial report available, which is as of October 1, 1997 and 1996.

Union Central
                                        1997        1996
                                        ----        ----
                                            (in thousands)
Actuarial present value of benefit
obligations:
Accumulated benefit obligation,
 including vested benefits of
 $44,909 and $43,920 for 1997
 and 1996, respectively                 $ 54,164    $ 50,954
                                        ========    ========
Projected benefit obligation            $ 64,547    $ 60,216
Plan assets at fair value                 48,836      41,912
                                        --------    --------
Projected benefit obligation higher
 than plan assets                         15,711      18,304
Unrecognized net loss                    (12,660)    (16,184)
Unrecognized net obligation being
 recognized over 15 years                    368         409
Adjustment required to recognize
 minimum liability                         1,907       6,514
                                        --------    --------
Pension liability included in
 "Other liabilities" at end of year     $  5,326    $  9,043
                                        ========    ========

Manhattan Life
                                        1997        1996
                                        ----        ----
                                            (in thousands)

Actuarial present value
 of benefit obligations:
Accumulated benefit obligation,
 including vested benefits of
 $18,375 and $17,674 for 1997
 and 1996, respectively                 $ 18,771    $ 17,886
                                        ========    ========
Projected benefit obligation            $ 20,217    $ 19,840
Plan assets at fair value                 16,817      16,865
                                        --------    --------
Projected benefit obligation
 higher than plan assets                   3,400       2,975
Unrecognized net loss                     (1,826)     (1,344)
Prior service cost not yet
 recognized in net periodic
 pension cost                                 (8)        (11)
Unrecognized net obligation being
 recognized over 15 years                   (280)       (325)
Adjustment required to recognize
 minimum liability                             2         135
                                        --------    --------
Pension liability included in
 "Other liabilities" at end of year     $  1,288    $  1,430
                                        ========    ========

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.

<caption
                                           1997      1996
                                           ----      ----
Union Centra

Assumptions used to determine the
 status of the plans were:
   Discount rate                           7.25%     7.25%
   Rate of increase in future
     compensation levels                   4.25%     4.25%
   Expected long-term rate of
     return on assets                      8.50%     8.50%
Manhattan Life
                                           1997      1996
                                           ----      ----
Assumptions used to determine the
 status of the plans were:
   Discount rate                           7.25%     7.25%
   Rate of increase in future
     compensation levels                   4.25%     4.25%
   Expected long-term rate of
     return on assets                      8.50%     8.50%


Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December
31, 1997 and 1996, Union Central's pension plans invested
$44,391,000 and $37,261,000, respectively, in affiliated mutual funds.

The Company has contributory savings plans for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. These plans allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions.
The Company's matching contributions to these Plans were $1,280,000 and $1,199,000 for 1997 and 1996, respectively. The value of the Plans' assets were $52,519,000 and $44,240,000 at December 31, 1997 and 1996, respectively. The assets are held in the Company's deposit fund, in guaranteed interest contracts, or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1997 and 1996, $20,435,000 and $17,632,000, respectively, was invested in affiliated mutual funds.

NOTE 9 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. The plans provide postretirement medical and life benefits to full time employees who have worked 15 years and attained age 55 while in service with the Company. The plans are contributory and contains other cost-sharing features such as deductibles and coinsurance. The accounting of the plans anticipates future cost-sharing changes which are consistent with the Company's expressed intent to require current and future retirees to pay the cost of medical, prescription drug and dental benefits in excess of 175 percent of the costs incurred by the Company to provide such benefits in 1993.

The accumulated postretirement benefit obligation ("APBO") at December 31, 1997 and 1996 totalled $19,607,000 and $19,294,000, respectively.

The following table presents the plan's funded status reconciled with amounts recognized in the Company's Balance Sheets:


                                            December 31,
                                           1997       1996
                                           ----       ----
                                            (in thousands)
Plan Assets                                $ 6,836    $ 6,934
Accumulated postretirement
 benefit obligation:
Retirees                                    12,242     12,610
Fully eligible active plan participants      3,511      2,541
Other active plan participants               3,854      4,143
                                           -------    -------

Accumulated postretirement benefit
 obligation in excess of
 plan assets                                12,771     12,360
Unrecognized net gain
 from past experience                       (3,996)    (4,172)
Other                                          336         --
                                           -------    -------

Accrued postretirement benefit cost
 included in "Other liabilities"           $16,431    $16,532
                                           =======    =======

Net periodic postretirement benefit cost included the following components:


                                        Year ended December 31,
                                           1997       1996
                                           ----       ----
                                          (in thousands)

   Service cost                            $   427    $   393
   Interest cost                             1,350      1,375
   Expected (gain) loss on assets              101     (1,279)
   Net amortization and deferral              (799)       738
                                           -------    -------
   Net periodic postretirement benefit
    cost included in "Underwriting,
    acquisition, and insurance expense"    $ 1,079    $ 1,227
                                           =======    =======

The plan assets are invested in Carillon Capital Fund, an affiliated mutual fund.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's postretirement benefit obligation as of December 31, 1997 by $188,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $13,000 and less than $1,000, respectively.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 1997 and 1996.

NOTE 10 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the Balance Sheets for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available.
   If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Balance Sheets.

   Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Balance Sheets.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amounts and fair values of the Company's mortgage loans are as follows:

                     December 31, 1997      December 31, 1996
                     -----------------      -----------------
                     Carrying  Fair         Carrying  Fair
                     Amount    Value        Amount    Value
                     ------    -----        ------    -----
                                (in thousands)
Mortgage loans       $745,833  $783,165     $665,575  $702,843
                     ========  ========     ========  ========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:


                        December 31, 1997        December 31, 1996
                        Carrying    Fair         Carrying    Fair
                        Amount      Value        Amount      Value
                        ----------  ----------   ----------  ----------
                                         (in thousands)
Group annuities         $  809,990  $  807,137   $  871,481  $  867,562
Single premium
 deferred annuities        354,318     351,494      359,469     355,074
Single premium
 immediate annuities        25,864      27,576       28,910      31,557
Variable annuities         175,197     172,917      167,336     165,103
Supplementary contracts     56,472      58,157       58,989      59,330
Traditional annuities       24,181      24,465       20,414      20,636
Guaranteed interest
 contracts                  17,199      17,077       17,138      17,120

Flexible annuities          32,891      31,592         --           --
Other                        7,193       7,193        5,989       5,989
                        ----------  ----------   ----------  ----------
Total                   $1,503,305  $1,497,608   $1,529,726  $1,522,371
                        ==========  ==========   ==========  ==========


The Company's other insurance contracts are excluded from Statement of Financial Accounting Standard (SFAS-107) "Disclosures about Fair Value of Financial Instruments" disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.

NOTE 12 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES
Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                            December 31,
                                           1997       1996
                                           ----       ----
                                            (in thousands)
Balance as of January 1                    $ 141,508  $ 132,670

Incurred related to:
  Current year                               138,719    143,216
  Prior years                                  6,027      7,237
                                           ---------  ---------
Total incurred                               144,746    150,453
                                           ---------  ---------
Paid related to :
  Current year                                94,462    103,245
  Prior years                                 37,677     38,370
                                           ---------  ---------
Total paid                                   132,139    141,615
                                           ---------  ---------
Balance as of December 31                  $ 154,115  $ 141,508
                                           =========  =========

The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses increased by $6,027,000 and $7,237,000 in 1997 and 1996, respectively, due to lower than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $986,000 and $1,287,000 at 1997 and 1996, respectively.

NOTE 13 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). These Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes will pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 and $637,000 was incurred in 1997 and 1996, respectively, and was recorded as a reduction of "Net investment income" in the Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets. In 1997, $25,000 of issuance cost was amortized to "Underwriting, acquisition and insurance expense" in the Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. In 1997, $9,000 of amortization relating to original issue discount was recorded in "Underwriting, acquisition and insurance expense" in the Statements of Income.


NOTE 14 - IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer programs were written using two digits rather than four to define the applicable year. As a result, those computer programs have software that may recognize a date using "00" as the year 1900 rather than the year 2000. Computer software incorrectly recognizing a date would cause the Company's computing environment to not function as expected. Among the results could be miscalculations causing disruptions of operations.

A comprehensive assessment of the Company's Year 2000 sensitive software has been performed and the primary risks and required software modifications have been identified. The Company will both modify existing software, and install new software, in time to ensure the Year 2000 problem does not impact its operations.

                    CARILLON FUND, INC.

           STATEMENT OF ADDITIONAL INFORMATION

May 1, 1998

  This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1998, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.



                      TABLE OF CONTENTS
                                                          Page
Investment Policies (7) ..................................   2
Money Market Instruments and Investment Techniques .......   2
Certain Risk Factors Relating to High-Yield, High-Risk Bonds.6
Investments in Foreign Securities ........................   6
Futures Contracts ........................................   7
Options ..................................................   9
Lending Portfolio Securities .............................  13
Investment Restrictions ..................................  13
Portfolio Turnover .......................................  16
Management of the Fund (14)...............................  17
Directors and Officers ...................................  17
Investment Adviser .......................................  19
Payment of Expenses ......................................  20
Advisory Fee .............................................  21
Investment Advisory Agreement ............................  21
Administration ...........................................  22
Service Agreement ........................................  23
Securities Activities of Adviser .........................  23
Determination of Net Asset Value (16).....................  24
Purchase and Redemption of Shares (16) ...................  24
Taxes (15) ...............................................  25
Portfolio Transactions and Brokerage .....................  25
General Information (2) ..................................  26
Capital Stock ............................................  26
Voting Rights ............................................  27
Additional Information ...................................  28
Independent Auditors .....................................  28

( ) indicates page on which the corresponding section appears in the Prospectus.



UCCF 515 5-98
                    CARILLON FUND, INC.
-----------------------------------------------------------

                    INVESTMENT POLICIES

   The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

   Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond, S&P 500 Index ("Index Portfolio") and Micro-Cap Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

   If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

   Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

   Each Portfolio of the Fund other than the S&P 500 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

   Each Portfolio of the Fund other than the S&P 500 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

   Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

   The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities

American Depositary Receipts.   American Depositary Receipts
("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which related payments are made or received.

   Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related
factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

   For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

   Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

   The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio.
The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

   Although the Bond and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")* and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.
-------------
* The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Carillon Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Carillon Fund or the Portfolio. S&P has no obligation to take the needs of Carillon Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
-------------
   The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

   The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

   A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

   Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

   As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

   In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

   Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

   The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

   It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

   The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

   All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

   At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

   In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

   The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

   The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

   The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no assurance that this investment objective will be met fully. As SPDRs are securities issued by an investment company, non-fundamental restriction (5) below restricts purchases of SPDRs to 10% of the Portfolio's assets.


            INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States
Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

   (8)   Lend its securities, except that the S&P 500 Index
Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

   (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

   (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities
Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

   (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of SPDRs and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

   The S&P 500 Index Portfolio of the Fund may not:

   (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

   (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

   (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

   If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

   In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


   PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

   The annual Portfolio turnover rates for the Equity Portfolio were 57.03% and 52.53%, respectively, for 1997 and 1996. The annual Portfolio turnover rates for the Bond Portfolio were 113.41% and 202.44%, respectively, for 1997 and 1996. The annual Portfolio turnover rates for the Capital Portfolio were 60.84% and 53.11%, respectively, for 1997 and 1996. The annual Portfolio turnover rates for the S&P 500 Index Portfolio were 9.06% and 1.09%, respectively for 1997 and 1996. The annual Portfolio turnover rate for the Micro-Cap Portfolio is expected to be approximately 50%.

                     MANAGEMENT OF THE FUND

Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

                         Position(s)
Name, Address            with            Principal Occupation(s)
and Age                  the Fund        During Past Five Years
-------------            ----------      ----------------------
George M. Callard, M.D.  Director        Professor of Clinical Surgery,
3021 Erie Avenue                         University of Cincinnati
Cincinnati, Ohio 45208
(Age 64)

George L. Clucas*        Director,       Senior Vice President, Union
(54)                     President and   Central; Director, President
                         Chief Executive and Chief Executive Officer,
                         Officer         Carillon Advisers, Inc.
                                         ("Adviser"); Director, Carillon
                                         Investments, Inc. ("CII")

Theodore H. Emmerich     Director        Consultant; former Partner,
1201 Edgecliff Place                     Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(71)

James M. Ewell           Director        Retired Senior Vice President
9000 Indian Ridge Road                   and Director, The Procter and
Cincinnati, Ohio 45243                   Gamble Company
(82)

Richard H. Finan         Director        Attorney at Law; President
11137 Main Street                        of the Ohio State Senate
Cincinnati, Ohio 45241
(63)

Jean Patrice             Director        Former Interim President,
Harrington, S.C.                         Cincinnati State Technical and
3217 Whitfield Avenue                    Community College; Former
Cincinnati, Ohio 45220                   Executive Director, Cincinnati
(75)                                     Youth Collaborative; President
                                         Emeritus (formerly, President)
                                         College of Mount St. Joseph

John H. Jacobs*          Director        Executive Vice President,
(51)                                     Union Central; prior to June,
                                         1995, Officer and employee,
                                         Union Central

Charles W. McMahon       Director        Retired Senior Vice President
2031 W. Galbraith Rd #E                  and Director, Union Central
Cincinnati, Ohio 45239
(78)

Harry Rossi*             Director        Director Emeritus, Union
8548 Wyoming Club Drive                  Central; Director, Adviser;
Cincinnati, Ohio 45215                   former Chairman, President and
(78)                                     Chief Executive Officer, Union
                                         Central

Stephen R. Hatcher       Senior Vice     Executive Vice President and
(55)                     President       Chief Financial Officer, Union
                                         Central; prior to June, 1995,
                                         Officer and employee, Union
                                         Central

John F. Labmeier         Vice President  Second Vice President,
(49)                     and Secretary   Associate General Counsel and
                                         Assistant Secretary, Union
                                         Central; Vice President and
                                         Secretary, CII; Secretary,
                                         Adviser

Thomas G. Knipper        Controller      Assistant Controller, Union
(40)                                     Central; prior to July, 1995,
                                         Treasurer of The Gateway Trust
                                         and Vice President and
                                         Controller of Gateway Advisers,
                                         Inc.

Michael C. Peppers       Treasurer       Assistant Controller, Union
(46)                                     Central

John M. Lucas            Assistant       Counsel and Assistant to
(47)                     Secretary       Secretary, Union Central;
                                         prior to October, 1992,
                                         Officer and employee, Union
                                         Central

------------
* Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

   Each of the directors also serves as a trustee of Carillon
Investment Trust.

   All directors who are not "interested persons" of the Company are members of the Audit Committee.

   As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1997 were $49,876.

                              Compensation Table

  (1)                    (2)          (3)          (4)       (5)
Name of                Aggregate    Pension or   Estimated  Total
Person,                Compensation Retirement   Retirement Compensation
Position               From         Benefits     Benefits   From Registrant
                       Registrant   Accrued As   Upon       and Fund
                                    Part of      Retirement Complex*
                                    Fund Expenses           Paid to
                                                            Directors

George M. Callard,     7,300**        --           --        10,600
M.D.
Director

George L. Clucas        N/A           N/A           N/A       N/A
Director

Theodore H. Emmerich   7,500          --           --        10,800
Director

James M. Ewell         7,300          --           --        10,600
Director

Richard H. Finan       7,300          --           --        10,600
Director

Jean Patrice
Harrington, S.C.       7,300          --           --        10,600
Director

John H. Jacobs         N/A            N/A          N/A       N/A
Director

Charles W. McMahon     7,300**        --           --        10,600
Director

Harry Rossi            N/A            N/A          N/A       N/A
Director


*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
**   Messrs. Callard and McMahon have been deferring their
compensation each year. As of December 31, 1997, the total amount deferred, including interest, was as follows: Dr. Callard
- $73,236; Mr. McMahon - $26,555.

Investment Adviser

   The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John
F. Labmeier, Secretary.

   Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

   The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

   Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Micro-Cap Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 1.00% of that Portfolio's net assets.

   Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

   The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


       Equity       Bond        Capital     S&P 500 Index  Micro-Cap
Year   Portfolio    Portfolio   Portfolio   Portfolio      Portfolio
1997   $1,731,351   $427,729    $1,058,086   $129,253       -0-
1996   $1,436,998   $384,084    $1,032,861   $  8,233       N/A
1995   $1,108,596   $314,237    $  913,378        -0-       N/A


   There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On, March 20, 1998 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

   On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

   On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

   On June 16, 1997, the Board of Directors took steps to activate the Micro-Cap Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On September 18, 1997, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Micro-Cap Portfolio and specifying the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Micro-Cap Portfolio shares and that therefore only the holders of Micro-Cap Portfolio shares were entitled to vote on the amendment.
The sole shareholder of the Micro-Cap Portfolio approved the Agreement on December 10, 1997.

   The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

   The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

   If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

   The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, .10% of the average net assets of the Micro-Cap Portfolio, and .05% of the average net assets of the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

   Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the
Service Agreement on January 3, 1996.   The sole shareholder of
the Micro-Cap Portfolio approved the Service Agreement on December 10, 1997.

Securities Activities of Adviser

   Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.


            DETERMINATION OF NET ASSET VALUE

   As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

   Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


              PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

   The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                             TAXES

   Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

   In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

   While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

   During 1997, 29% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during 1997, 1996 and 1995 were $587,069, $475,382 and $349,679, respectively.


                      GENERAL INFORMATION

Capital Stock

   The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of one hundred and fifty million shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes: Equity Portfolio consisting of forty million authorized shares; Capital Portfolio consisting of thirty million authorized shares; Bond Portfolio consisting of thirty million authorized shares; S&P 500 Index Portfolio consisting of thirty million authorized shares; and Micro-Cap Portfolio consisting of twenty million shares.

   The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

   Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

   In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

   All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

   Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

   Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

   The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

   As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

   This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


                   INDEPENDENT AUDITORS

   The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                         CARILLON FUND, INC.
                        FINANCIAL STATEMENTS
                    YEAR ENDED DECEMBER 31, 1997

Report of Independent Auditors

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Carillon Fund, Inc., consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and December 31, 1996, respectively, and financial highlights for the periods ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                 S&P 500
                           Equity       Capital      Bond        Index
                           Portfolio    Portfolio    Portfolio   Portfolio
                           ---------    ---------    ---------   ---------
ASSETS
Investments in securities,
 at value                  $330,299,046 $150,965,858 $98,239,839 $ 55,687,719
 (cost $259,127,836;
$142,221,876; $94,380,244;
 $43,705,163)
Cash                               ----         ----        ----          37
Receivables:
Shares sold                     277,598       58,316      93,459      214,644
Securities sold               6,147,350    1,005,213        ----         ----
Interest and Dividends          867,946    1,227,520   1,711,336       71,300
Prepaid expenses and other       25,213       14,032       7,211        3,151
                           ------------ ------------ ----------- ------------

                            337,617,153  153,270,939 100,051,845   55,976,851
                           ------------ ------------ ----------- ------------
LIABILITIES
Payables:
Investment securities
 purchased                    1,796,837    4,320,618        ----      338,866
Open forward currency
 contracts                         ----        1,256        ----         ----
Shares redeemed                    ----        2,921          58        1,808
Investment advisory fees        155,869       86,691      39,744       11,686
Custodial and portfolio
 accounting fees                 20,513       16,066      10,354        7,541
Professional fees                10,223       10,404       9,784       10,888
Bank overdraft                    2,500         ----        ----         ----
Variation margin                   ----         ----        ----          350
Other accrued expenses            3,751        3,113       2,156       11,043
Deferred compensation
for directors                      ----         ----      97,653         ----
                           ------------ ------------ ----------- ------------
                              1,989,638    4,441,069     159,749      382,182
                           ------------ ------------ ----------- ------------
NET ASSETS

Paid-in capital             220,719,673  132,294,897  94,656,867   41,736,548
Undistributed net
 investment income              231,700      541,406     264,047       39,665
Accumulated net realized
 gain/(loss) of              43,504,877    7,249,585   1,111,587    1,788,399
 investments and
 futures contracts
Net unrealized
 appreciation on             71,171,210    8,743,982   3,859,595   12,030,057
 investments and           ------------ ------------ ----------- ------------
 futures contracts
                           $335,627,460 $148,829,870 $99,892,096  $55,594,669
                           ------------ ------------ ----------- ------------
Shares authorized
($.10) par value             40,000,000   30,000,000  30,000,000   30,000,000

Shares outstanding           16,490,901   10,558,921   8,851,441    3,530,958

Net asset value,
 offering and
 redemption price              $20.35       $14.10       $11.29      $15.74
   per share


The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
STATEMENTS OF OPERATIONS
Year Ended December 31, 1997

                                                                S&P 500
                             Equity     Capital       Bond       Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ----------- ----------- ----------- -----------
INVESTMENT INCOME
Interest                   $ 1,523,662 $ 6,383,812 $ 6,944,771 $   148,819
Dividends (net of
 foreign withholding
 taxes of $69,671;
 $25,812; $0; $4,344)        4,247,554   1,428,148         ---     705,234
                           ----------- ----------- ----------- -----------
                             5,771,216   7,811,960   6,944,771     854,053
                           ----------- ----------- ----------- -----------

EXPENSES
Investment advisory fees     1,731,351   1,058,086     427,729     129,253
Custodial fees and
 expenses                       78,173      42,679      24,972      14,854
Portfolio accounting fees       52,484      46,068      38,753      29,379
Professional fees               12,941      12,858      13,739      16,352
Director's fees                 12,361      12,361      11,938      12,676
Transfer agent fees              8,151       8,330       8,214       7,071
Registration and
 filing fees                     1,744         ---         ---       2,189
Other                           33,627      21,658      14,115       2,210
                           ----------- ----------- ----------- -----------
                             1,930,832   1,202,040     539,460     213,984
                           ----------- ----------- ----------- -----------
NET INVESTMENT INCOME        3,840,384   6,609,920   6,405,311     640,069
                           ----------- ----------- ----------- -----------
REALIZED AND
 UNREALIZED GAIN/(LOSS)
Net realized gain
 on investments             43,526,118   7,443,577   1,127,264   1,063,996
Net realized gain
 on futures contracts              ---         ---         ---     775,950
                           ----------- ----------- ----------- -----------
                            43,526,118   7,443,577   1,127,264   1,839,946

Net change in unrealized
appreciation/(depreciation)
of investments and
translation of assets and
liabilities in foreign
currencies                  10,788,049 (2,869,048)   1,821,402   9,001,133
Net change in unrealized
appreciation/
(depreciation) of
investments and
futures contracts
and translation on
assets and liabilities
in foreign currencies              ---         ---         ---      (1,950)
                           ----------- ----------- ----------- -----------
                            10,788,049 (2,869,048)   1,821,402   8,999,183
                           ----------- ----------- ----------- -----------

NET REALIZED AND
 UNREALIZED GAIN/(LOSS)     54,314,167   4,574,529   2,948,666  10,839,129

NET INCREASE IN
 NET ASSETS
 FROM OPERATIONS           $58,154,551 $11,184,449 $ 9,353,977 $11,479,198
                           =========== =========== =========== ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                               Equity Portfolio
                                            Year Ended December 31,

                                          1997           1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  3,840,384   $  4,176,431
Net realized gain on
 investments and futures                    43,526,118     34,227,538
Net change in unrealized
 appreciation/(depreciation)
 on investments                             10,788,049     17,468,047
                                          ------------   ------------
                                            58,154,551     55,872,016
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (4,343,382)    (3,889,965)
In excess of net investment income                          ----
Net realized gain on investments           (34,344,113)    (9,867,342)
                                          ------------   ------------
                                           (38,687,495)   (13,757,307)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   27,675,023     41,762,282
Reinvestment of distributions               38,687,495     13,757,307
Payments for shares redeemed               (38,325,837)   (29,073,822)
                                          ------------   ------------
                                            28,036,681     26,445,767
                                          ------------   ------------

NET INCREASE IN NET ASSETS                  47,503,737     68,560,476

NET ASSETS
Beginning of year                          288,123,723    219,563,247
                                          ------------   ------------
End of year                               $335,627,460   $288,123,723
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                         1,441,326      2,393,015
Reinvestment of distributions                2,276,903        809,878
Redeemed                                    (2,041,013)    (1,660,244)
                                          ------------   ------------
Net increase from fund
 share transactions                          1,677,216      1,542,649
                                          ============   ============

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
TATEMENTS OF CHANGES IN NET ASSETS

                                               Capital Portfolio
                                            Year Ended December 31,

                                          1997          1996
                                          ------------   ------------
OPERATIONS
Net investment income                     $  6,609,920   $  6,684,340
Net realized gain on
 investments and futures                     7,443,577     12,459,745
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts,
 and translation of assets and
 liabilities in foreign currencies          (2,869,048)     1,990,613
                                          ------------   ------------
                                            11,184,449     21,134,698
                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (7,176,810)    (6,050,397)
In excess of net investment income                           ----
Net realized gain on investments           (12,519,532)    (2,002,549)
                                          ------------   ------------
                                           (19,696,342)    (8,052,946)
                                          ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   12,291,701     17,130,822
Reinvestment of distributions               19,696,342      8,052,945
Payments for shares redeemed               (33,940,166)   (24,594,141)
                                          ------------   ------------
                                            (1,952,123)       589,626
                                          ------------   ------------

NET INCREASE/(DECREASE)IN NET ASSETS       (10,464,016)    13,671,378

NET ASSETS
Beginning of year                          159,293,886    145,622,508
                                          ------------   ------------
End of year                               $148,829,870   $159,293,886
                                          ============   ============

FUND SHARE TRANSACTIONS
Sold                                           867,273      1,199,385
Reinvestment of distributions                1,450,496        570,034
Redeemed                                    (2,414,218)    (1,729,493)

Net increase/(decrease) from fund
 share transactions                            (96,449)        39,926
                                          ============   ============


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Bond Portfolio
                                             Year Ended December 31,

                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $ 6,405,311   $ 5,766,633
Net realized gain/(loss)
 on investments and futures                   1,127,264     1,210,173
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts            1,821,402    (1,316,722)
                                            -----------   -----------
                                              9,353,977     5,660,084
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                        (5,860,151)   (6,340,623)
In excess of net investment income             (320,260)
Net realized gain on investments               (481,254)      ---
                                            -----------   -----------
                                             (6,341,405)   (6,660,883)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    19,937,289    17,850,341
Reinvestment of distributions                 6,341,405     6,660,883
Payments for shares redeemed                (15,033,299)  (11,443,995)
                                            -----------   -----------
                                             11,245,395    13,067,229
                                            -----------   -----------
NET INCREASE IN NET ASSETS                   14,257,967    12,066,430
NET ASSETS
Beginning of year                            85,634,129    73,567,699
                                            -----------   -----------
End of year                                 $99,892,096   $85,634,129
                                            ===========   ===========
FUND SHARE TRANSACTIONS
Sold                                          1,786,820     1,633,803
Reinvestment of distributions                   575,269       621,662
Redeemed                                     (1,358,088)   (1,054,560)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,004,001     1,200,905
                                            ===========   ===========



The accompanying notes are an integral part of the financial statements.


CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                             S&P 500 Index Portfolio
                                             Year Ended December 31,
                                            1997          1996
                                            -----------   -----------
OPERATIONS
Net investment income                       $   640,069   $   349,515
Net realized gain on
 investments and futures                      1,839,946       218,750
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts            8,999,183     3,030,849
                                            -----------   -----------
                                             11,479,198     3,599,114
                                            -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                          (642,656)     (307,386)
Net realized gain on investments               (270,297)     ----
                                            -----------   -----------
                                               (912,953)     (307,386)
                                            -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                    35,592,857    30,917,430
Reinvestment of distributions                   912,953       307,386
Payments for shares redeemed                (20,681,996)    (5,617,082)
                                            -----------   -----------
                                             15,823,814    25,607,734
                                            -----------   -----------

NET INCREASE IN NET ASSETS                   26,390,059    28,899,462
NET ASSETS
Beginning of year                            29,204,610       305,148
                                            -----------   -----------
End of year                                 $55,594,669   $29,204,610
                                            ===========   ===========

FUND SHARE TRANSACTIONS
Sold                                          2,463,755     2,850,416
Reinvestment of distributions                    66,017        26,989
Redeemed                                     (1,406,317)     (500,402)
                                            -----------   -----------
Net increase from fund
 share transactions                           1,123,455    2 ,377,003
                                            ===========   ===========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

EQUITY PORTFOLIO

COMMON STOCKS - 90.63%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 12.20%
Allied Capital Corporation                    $  30,571   $    680,204
Banco BHIF ADR                                  123,000      1,968,000
Banco Frances del Rio de la Plata S.A. ADR       86,000      2,354,250
Banco Latinoamericano
 De Exportaciones Sponsored ADR                  27,000      1,117,125
BankUnited Financial Corporation*               140,000      2,156,875
Charter One Financial, Incorporated              55,125      3,479,766
Chile Fund Incorporated                         100,000      1,781,250
Czech Republic Fund                             109,000      1,308,000
Deutsche Bank AG Sponsored ADR                   42,000      2,966,556
Duff & Phelps Credit Rating Company              65,000      2,640,625
FPIC Insurance Group Incorporated*              172,500      5,024,063
Fahnestock Viner Holdings CL-A                  150,000      2,615,625
First Bell Bancorp Incorporated                 100,000      1,900,000
Hamilton Bancorp Incorporated                   100,000      2,912,500
Jefferies Group, Incorporated                   100,000      4,093,750
Raymond James Financial Corporation              99,150      3,935,016
                                                          ------------
                                                            40,933,605
                                                          ------------
CAPITAL GOODS - 4.38%
AGCO Corporation                                 59,400      1,737,450
DT Industries, Incorporated                      50,000      1,700,000
Lindsay Manufacturing Company                   151,793      6,584,021
LSI Industries                                  100,000      1,825,000
Omniquip International, Incorporated            143,000      2,851,063
                                                          ------------
                                                            14,697,534
                                                          ------------
CONSUMER CYCLICAL - 12.98%
Breed Technologies, Incorporated                 63,000      1,149,750
CPAC, Incorporated                              200,000      2,050,000
Cemex SA - Spons ADR "B"                        200,000      2,123,578
Claire's Stores Incorporated                     50,000        971,875
D.R. Horton Incorporated                        150,000      2,606,250
Footstar Incorporated*                           85,000      2,284,375
Griffon Corporation*                            209,600      3,065,400
Kevco Incorporated*                             140,000      2,310,000
Maxwell Shoe Company Incorporated - A*          167,500      1,800,625
NCI Building Systems, Incorporated*              80,700      2,864,850
Quaker Fabric Corporation*                      100,000      1,962,500
Schult Homes                                     98,060      2,034,745
Southern Energy Home*                           217,000      1,736,000
Stanley Furniture Company                        91,900      2,561,713
Strattec Security Corporation*                  145,000      3,697,500
Supreme International Corporation*              162,500      2,031,250
Tarrant Apparel Group*                          140,000      2,187,500
Toll Brothers*                                   90,000      2,407,500
Winsloew Furniture, Incorporated*               188,300      2,730,350
VISX, Incorporated*                              45,000        995,625
                                                          ------------
                                                            43,571,386
                                                          ------------
CONSUMER NON-DURABLE - 8.95%
Charoen Pok Feedmill ADR                        100,000        706,140
Complete Management Incorporated*               175,000      2,450,000
Dairy Farm International
 Holdings Sponsored ADR                         200,000      1,079,995
Equity Marketing Incorporated*                  105,500      2,637,500
GT Bicycles, Incorporated*                      175,000      1,039,061
Gymboree Corporation*                            75,000      2,053,125
ICN Pharmaceuticals, Incorporated               106,600      5,203,413
IHOP Corporation*                                55,000      1,787,500
Lone Star Steakhouse*                            95,000      1,662,500
Lunar Corporation*                              100,000      2,050,000
National Health Investors, Incorporated          40,000      1,675,000
Orthofix International N.V.                     125,536      1,475,048
Schlotzsky's, Incorporated*                     156,900      2,294,663
Scientific Games Holdings Corporation*           72,600      1,470,150
Young Innovations, Incorporated*                136,000      2,448,000
                                                          ------------
                                                            30,032,095
                                                          ------------
ENERGY - 14.40%
Basin Exploration Incorporated*                  60,000      1,065,000
Bayard Drilling Technologies*                   125,000      2,031,250
Callon Petroleum Company*                       140,000      2,279,375
Cross Timbers Oil Company                       105,000      2,618,437
Domain Energy Corporation*                      175,000      2,756,250
Giant Industries, Incorporated                  205,000      3,895,000
Global Industries, Incorporated*                100,000      1,700,000
Gulf Island Fabrication, Incorporated           103,000      2,060,000
KCS Energy Incorporated                         104,000      2,158,000
Marine Drilling Company, Incorporated*          110,000      2,282,500
Maverick Tube Corporation                        45,000      1,111,563
Offshore Logistics Incorporated*                120,000      2,565,000
OYO Geospace Corporation*                        20,000        377,500
Parker Drilling Company*                        120,000      1,462,500
Plains Resources, Incorporated*                 119,500      2,053,906
Pride International Incorporated                 80,000      2,020,000
Southern Mineral Corporation*                   350,000      1,925,000
St. Mary Land & Exploration                      20,000        700,000
Stone Energy Corporation*                        63,000      2,110,500
Unifab International Incorporated*              155,000      2,983,750
Vastar Resources Incorporated*                   50,000      1,787,500
YPF S.A.  Sponsored ADR                         145,400      4,970,863
Zeigler Coal Holding Company                     87,000      1,419,188
                                                          ------------
                                                            48,333,082
                                                          ------------
MANUFACTURING - 14.17%
AEP Industries, Incorporated*                     3,950        121,956
BWAY Corporation*                               165,000      3,774,375
Bayer A G Sponsored ADR*                         75,000      2,803,043
Buckeye Technologies Incorporated*               51,000      2,358,750
Carbide Graphite Group Incorporated*            130,000      4,387,500
Elamex SA De CV                                 100,600        754,500
Fibermark, Incorporated*                        115,000      2,472,500
Giant Cement Holding Incorporated*               58,500      1,352,813
Greif Brothers Corporation                       82,800      2,773,800
Intermet Corporation                            125,000      2,187,500
Matthews International Corporation               77,000      3,388,000
Medusa Corporation                               80,300      3,357,544
Minorco Sponsored ADR                            90,000      1,507,500
Mueller Industries*                              50,000      2,950,000
Northwest Pipe Company*                         125,800      3,019,200
Sybron Chemicals, Incorporated*                  65,200      2,184,200
Tubos De Acero De Mex SA*                        50,000      1,081,250
Triangle Pacific Corporation*                    92,500      3,133,438
York Group, Incorporated                        162,000      3,948,750
                                                          ------------
                                                            47,556,619
                                                          ------------
REAL ESTATE - 10.95%
Associated Estates Realty Corporation           105,000      2,487,188
City Developments Limited ADR                   250,000      1,157,298
Commercial Net Lease Realty                      99,300      1,774,988
Equity Residential Properties Trust              46,000      2,325,875
Healthcare Realty Trust                          96,400      2,789,575
Health & Retirement Property Trust               75,000      1,500,000
Hospitality Properties Trust                     64,000      2,104,000
IRT Property Company                             82,000        968,625
Lexington Corporation Property                  100,000      1,543,750
Merry Land & Investment Company                 115,000      2,630,625
Mid-America Apartment Communities                80,000      2,285,000
Oasis Residential Incorporated                   58,000      1,294,125
Omega Healthcare Investors, Incorporated         30,000      1,158,750
Pacific Gulf Properties                          74,000      1,757,500
Parkway Properties Incorporated                  42,000      1,441,125
RFS Hotel Investors Incorporated                 90,000      1,794,375
Trinet Corporate Realty Trust Incorporated       80,000      3,095,000
United Dominion Realty Trust Incorporated       168,000      2,341,500
Winston Hotels, Incorporated                    175,000      2,296,875
                                                          ------------
                                                            36,746,174
                                                          ------------
SERVICE - 1.00%
Devon Group, Incorporated*                       73,000      3,358,000

TECHNOLOGY - 6.43%
AFC Cable Systems Incorporated*                 125,000      3,718,750
Axiohm Technology*                               11,438        194,446
Cybex Corporation*                              160,000      3,920,000
Nam Tai Electronics, Incorporated               250,000      3,734,375
Performance Technologies Incorporated*          115,500      1,674,750
Recoton Corporation*                            163,000      2,200,500
Vertex Communications Corporation*               80,000      1,930,000
Vtech Holdings Limited                          142,900      4,214,178
                                                          ------------
                                                            21,586,999
                                                          ------------
TRANSPORTATION - 5.17%
ASA Holdings Incorporated                        48,000      1,365,000
Comair Holdings Incorporated                    187,500      4,523,438
Illinois Central Corporation CL A                82,500      2,810,156
Landstar, Incorporated*                          90,000      2,373,750
Midwest Express Holdings*                        97,500      3,784,219
Trico Marine Services*                           85,000      2,496,875
                                                          ------------
                                                            17,353,438
                                                          ------------
Total Common Stocks (cost $ 232,995,606)                   304,168,932
                                                          ------------
SHORT-TERM INVESTMENTS - 7.78%
                                              PRINCIPAL   VALUE
                                              ---------   -----
VARIABLE RATE DEMAND NOTES<FN1> - 1.07%
American Family (5.639% due 01/01/98)           502,036   $    502,036
General Mills (5.327% due 01/01/98)             353,000        353,000
Johnson Controls (5.327% due 01/01/98)          608,058        608,058
Pitney Bowes (5.327% due 01/01/98)              408,068        408,068
Sara Lee (5.322% due 01/01/98)                  985,783        985,783
Warner Lambert (5.489 due 01/01/98)             581,180        581,180
Wisconsin Electric (5.487% due 01/01/98)        161,892        161,892
                                                          ------------
                                                             3,600,017
                                                          ------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 1.56%
(5.800% due 06/12/98)                         1,500,000   $  1,500,676
(5.760% due 07/08/98)                         3,740,000      3,740,710
                                                          ------------
                                                             5,241,386
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- .89%
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
FEDERAL HOME LOAN BANK - 1.14%
(6.200% due 06/10/98)                          1,100,000     1,102,363
(5.390% due 02/11/98)                          1,500,000     1,490,792
 5.135% due 03/02/98)                          1,250,000     1,247,977
                                                          ------------
                                                             3,841,132
                                                          ------------
FEDERAL FARM CREDIT BANK - .60%
(5.750% due 07/01/98)   2,000,000                            2,000,302


COMMERCIAL PAPER - 2.52%
CSX Corporation (5.950% due 02/06/98)         2,500,000      2,485,125
Du Pont E I De Nemours (5.500% due 04/02/98)  2,000,000      1,972,194
Ford Motor Credit (5.690% due 01/27/98)       2,000,000      1,991,781
Hertz Corporation (5.560% due 01/08/98)       2,000,000      1,997,838
                                                          ------------
                                                             8,446,938
                                                          ------------
Total Short-Term Investments
 (cost $26,132,230)                                         26,130,114
                                                          ------------

TOTAL INVESTMENTS - 98.41%
 (cost $259,127,836) <FN2>                                 330,299,046

OTHER ASSETS AND LIABILITIES - 1.59%                         5,328,414
                                                          ------------
TOTAL NET ASSETS - 100%                                   $335,627,460
                                                          ============
____________
Non-income producing
(ADR) American Depository Receipt

<FN1>   Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $84,920,427 and $13,749,217.


The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
Schedule of Investments
DECEMBER 31, 1997

CAPITAL PORTFOLIO

COMMON STOCKS - 37.14%                        SHARES/
                                              PRINCIPAL   VALUE
                                              ---------   ------------
BANKING & FINANCIAL SERVICE - 9.27%
AFP Provida S.A.*                             $  48,400   $    825,825
Allied Capital Corporation                       36,685        816,240
Banco BHIF ADR                                   73,000      1,168,000
Banco Frances del Rio de la Plata S.A. ADR       35,000        958,125
Chile Fund                                       55,000        979,688
Fahnestock Viner Holdings Class-A                70,000      1,220,625
FPIC Insurance Group Incorporated*               65,000      1,893,125
Hyperion 1999 Term Trust                        300,000      2,081,250
Income Opportunity Fund 1999                    100,000        956,250
Income Opportunity Fund 2000                     88,500        851,813
New Germany Fund                                 81,597      1,101,560
Templeton Global Income Fund                    125,000        937,500
                                                          ------------
                                                            13,790,001
                                                          ------------
CAPITAL GOOD - 2.17%
AGCO Corporation                                 37,000      1,082,250
Lindsay Manufacturing, Company                   49,362      2,141,077
                                                          ------------
                                                             3,223,327
                                                          ------------
CONSUMER CYCLICAL - 1.86%
Griffon Corporation*                             55,000        804,375
NCI Building Systems Incorporated*               35,000      1,242,500
Winsloew Furniture Incorporated*                 49,800        722,100
                                                          ------------
                                                             2,768,975
                                                          ------------
CONSUMER NON-DURABLE - 2.38%
GT Bicycles Incorporated*                        80,000        475,000
Complete Management, Incorporated*               57,000        798,000
ICN Pharmaceuticals, Incorporated                27,000      1,317,938
Gymboree Corporateion*                           33,000        903,375
Orthofix International N.V.*                      4,000         47,000
                                                          ------------
                                                             3,541,313
                                                          ------------
ENERGY - 6.33%
Basin Exploration Incorporated*                  44,000        781,000
Callon Petroleum Company*                        35,000        569,844
Cross Timbers Oil Company                        27,450        684,534
Domain Energy Corporation*                       48,000        756,000
Giant Industries Incorporated                    87,400      1,660,600
Gulf Island Fabrication, Incorporated            40,000        800,000
Pride International Incorporated*                46,000      1,161,500
Unifab International Incorporated*               50,000        962,500
YPF S.A. Sponsored ADR                           60,000      2,051,250
                                                          ------------
                                                             9,427,228
                                                          ------------
MANUFACTURING - 4.78%
AEP Industries, Incorporated*                     6,331        195,470
Bway Corporation                                 61,800      1,413,675
Carbide Graphite Group*                          40,000      1,350,000
De Beers Centenary AG ADR                        32,000        654,000
Northwest Pipe Company*                          74,600      1,790,400
Royal Oak Mines Incorporated*                   125,000        195,313
York Group Incorporated                          62,000      1,511,250
                                                          ------------
                                                             7,110,108
                                                          ------------
REAL ESTATE - 6.51%
Associated Estates Realty  Corporation           50,000      1,184,375
City Developments Limited ADR                    95,000        439,770
Equity Residential Properties Trust              19,500        985,964
Merry Land & Investment Company                  60,000      1,372,500
Mid-America Apartment Communities                40,000      1,142,500
Pacific Gulf Properties                          43,500      1,033,125
Trinet Corporate Realty Trust                    32,000      1,238,000
United Dominion Realty Trust                     75,000      1,045,313
Winston Hotels Incorporated                      95,000      1,246,875
                                                          ------------
                                                             9,688,422
                                                          ------------
TECHNOLOGY - 2.82%
AFC Cable Systems, Incorporated                  23,750        706,563
Axiohm Technology*                                5,420         92,140
Cybex Corporation*                               20,000        490,000
Nam Tai Electronics                              57,333        856,412
Vertex Communications Corporation*               34,100        822,663
Vtech Holdings Limited                           42,000      1,238,597
                                                          ------------
                                                             4,206,375
                                                          ------------
TRANSPORTATION - 1.01%
Trico Marine Services*                           51,000      1,498,125

Total Common Stocks (cost $47,441,092)                      55,253,874
                                                          ------------
FOREIGN COMMON STOCK - 1.23%

NORWAY - .69%
Petrolia Drilling ASA*                          200,000      1,025,476
                                                          ------------
MALAYSIA - .54%
Bumi Armada Berhad*                             500,000        319,857
Road Builder Holdings BHD*                      748,000        480,500
                                                          ------------
                                                               800,357
                                                          ------------
Total Foreign Common Stock (cost $2,216,981)                 1,825,833
                                                          ------------
PREFERRED STOCK - .32%

MANUFACTURING - .32%
Freeport McMoRan Copper & Gold Series            20,000        480,000
                                                          ------------
Total Preferred Stock (cost $ 709,838)                         480,000
                                                          ------------
U.S. TREASURY OBLIGATIONS - 15.42%

7.875% due 04/15/98                             500,000        503,438
5.750% due 12/31/98                           2,000,000      2,002,500
5.500% due 02/28/99                           1,000,000        998,125
6.000% due 10/15/99                           5,900,000      5,933,188
7.500% due 11/15/01                             500,000        530,313
6.375% due 08/15/02                           1,750,000      1,795,391
5.750% due 08/15/03                           3,000,000      3,002,814
5.875% due 02/15/04                             100,000        100,906
7.250% due 05/15/04                           2,000,000      2,158,750
7.875% due 11/15/04                           5,300,000      5,924,408
                                                          ------------
Total U.S. Treasury Obligations ($22,139,588)               22,949,833
                                                          ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 11.30%

FEDERAL HOME LOAN MORTGAGE CORPORATION- 3.43%
1662 H  (6.250% due 01/15/09)                   760,362        752,895
1442 FA (5.730% due 11/15/07)                 1,000,000        994,474
1559 VP (5.500% due 02/15/20)                 1,700,000      1,662,940
1399 PAC (7.000% due 09/15/22)                  596,484        591,105
1631 SB (5.850% due 12/15/23)                 1,450,000      1,102,520
                                                          ------------
                                                             5,103,934
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION- 6.52%
Remic 93-12 ED
(7.500% due 02/25/06)                         1,645,000      1,714,048
Remic 92-117 J
(7.500% due 07/25/20)                         1,000,000      1,014,325
Remic 93-127 FA
(5.130% due 10/25/21)                         1,000,000        962,832
Remic 92-66 F
(6.218% due 05/25/22)                           804,241        808,434
Remic 1993-163 PN
(7.000% due 07/25/07)                         1,500,000      1,548,003
Remic 92-112 E
(8.000% due 12/25/20)                         1,500,000      1,551,392
Remic 93-119 SB
(6.807% due 07/25/23)                         2,572,882      2,103,962
                                                          ------------
                                                             9,702,996
                                                          ------------
PRIVATE SECTOR - 1.35%
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                          493,830        501,702
SLMA Med Term Note (5.850% due 06/10/98)      1,500,000      1,502,277
                                                          ------------
                                                             2,003,979
                                                          ------------
Total Collateralized Mortgage Obligations
 (cost $16,455,259)                                         16,810,909
                                                          ------------

MORTGAGE-BACKED SECURITIES - 2.95%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .75%
7.500% due 06/01/07                              36,785         37,203
9.500% due 10/01/08                             182,147        193,299
8.250% due 03/01/12                              93,943         96,931
8.500% due 03/01/16                              88,054         92,128
7.500% due 07/01/17                              32,324         33,028
11.000% due 04/01/19                             41,157         46,374
11.000% due 11/01/19                             52,944         59,656
11.000% due 05/01/20                            173,444        195,336
11.000% due 06/01/20                            326,695        368,287
                                                          ------------
                                                             1,122,242
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -1.91%
10.00% due 02/01/04                               2,064          2,197
9.500% due 09/01/05                             116,671        122,113
9.000% due 11/01/05                              36,130         37,706
7.500% due 03/25/07                           1,200,000      1,241,510
8.000% due 05/01/07                             116,876        120,950
5.500% due 01/01/09                             799,034        776,302
5.500% due 04/01/09                             554,612        537,769
                                                          ------------
                                                             2,838,547
                                                          ------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .29%
9.000% due 11/15/16                               88,798        97,055
10.500% due 11/20/19                             200,083       218,882
9.000% due 12/15/19                              100,639       109,626
                                                          ------------
                                                               425,563
                                                          ------------
Total Mortgage-Backed Securities
 (cost $4,227,599)                                           4,386,352
                                                          ------------
CORPORATE BONDS AND NOTES - 9.83%

COMMUNICATIONS AND MEDIA - 1.70%
Lowen Group International, Inc.
 (8.2500% due 04/15/03)                         900,000        953,221
MCI Communications Corp. Sr. Notes
 (7.500% due 08/20/04)                        1,500,000      1,573,770
                                                          ------------
                                                             2,526,991
                                                          ------------
FINANCE COMPANY - .95%
Hutchison Whampoa (6.950% due 08/01/07)       1,500,000      1,413,390

REAL ESTATE - .35%
GE Capital Mortgage Services, Inc.
 (6.000% due 08/25/09)                          534,970        515,188

FINANCIAL SERVICES - .85%
Indah Kiat Sr. Notes (10.000% due 07/01/07)   1,500,000      1,260,000

ELECTRIC - .81%
New Orleans Public Service Notes
 (8.670% due 04/01/05)                        1,200,000      1,211,940

MISCELLANEOUS - 3.31%
Enersis (6.600% due 12/01/26)                 1,500,000      1,521,043
Gulf Canada Res (8.350% due 08/01/06)         1,500,000      1,658,242
News American Holdings (8.500% due 02/15/05)  1,600,000      1,753,409
                                                          ------------
                                                             4,932,694
                                                          ------------
STEELS AND METALS - 1.12%
Pohang Iron & Steel Notes
 (7.125% due 11/01/06)                        2,250,000      1,662,435

TELECOMMUNICATION - .74%
TCI Communications Incorporated
 (8.650% due 09/15/04)                        1,000,000      1,098,802
                                                          ------------

Total Corporate Bonds and Notes
(cost $ 14,464,404)                                         14,621,440
                                                          ------------

SHORT-TERM INVESTMENTS - 23.26%

COMMERCIAL PAPER - 7.43%
Ford Motor Credit Corporation
 (5.510% due 01/30/98)                        1,000,000        995,561
Du Pont E I De Nemours
 (5.500% due 03/03/98)                        2,000,000      1,981,361
Du Pont E I De Nemours
 (5.470% due 06/04/98)                        1,500,000      1,464,901
General Electric Capital
 ( 5.510% due 04/03/98)                       2,000,000      1,971,838
Lockheed Martin Corporation
 (5.810% due 02/23/98)                        2,000,000      1,982,893
Tryon Mortgage Funding (6.350% due 05/20/01)    699,146        697,713
Walt Disney Company (5.430% due 04/13/98)     2,000,000      1,969,230
                                                          ------------
                                                            11,063,497
                                                          ------------
VARIABLE RATE DEMAND NOTES <FN1> - 3.47%
American Family Financial Services
 (5.639% due 01/01/98)                        2,593,144      2,593,144
General Mills (5.327% due 01/01/98)             150,238        150,238
Johnson Controls (5.327% due 01/01/98)          546,000        546,000
Pitney-Bowes (5.327% due 01/01/98)               70,159         70,159
Warner Lambert (5.489% due 01/01/98)          1,584,684      1,584,684
Wisconsin Electric Power Company
 (5.487% due 01/01/98)                          226,000        226,000
                                                          ------------
                                                             5,170,225
                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.02
(5.840% due 06/18/98)                         1,500,000      1,501,015
(5.710% due 06/23/98)                         3,000,000      3,000,339
                                                          ------------
                                                             4,501,354
                                                          ------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.54%
(5.885% due 05/29/98)                         2,285,000      2,286,661
                                                          ------------
FEDERAL HOME LOAN BANK - 7.80%
(5.720% due 06/23/98)                         2,000,000      2,000,278
(5.390% due 02/11/98)                         2,000,000      1,987,723
(5.135% due 03/02/98)                         1,500,000      1,497,573
(6.015% due 06/05/98)                         2,000,000      2,002,610
(6.010% due 05/15/98)                         2,000,000      2,002,162
(5.580% due 03/18/98)                         2,150,000      2,125,534
                                                          ------------
                                                            11,615,880
                                                          ------------
Total Short-Term Investments
 (cost $34,638,561)                                         34,637,617
                                                          ------------
TOTAL INVESTMENTS - 101.45%
 (cost $142,221,878)<FN2>                                  150,965,858
                                                          ------------
OTHER ASSETS AND LIABILITIES - (1.45%)                      (2,135,988)

TOTAL NET ASSETS - 100%                                   $148,829,870

___________________
*Non-Income producing
(ADR) American Depository Receipt



Open Foward Currency Contracts
                                     U.S.
                                     Dollar    Unrealized
                           Contract  Contract  Appreciation   Delivery
                           Price     Value    (Depreciation)  Date
                           --------  -------- --------------  --------
Liabilities
 Malaysian Ringgit (buy)   3.7023    $34,344  $ (1,531)       01/02/98
 Malaysian Ringgit (buy)   3.9500    $14,202       275        01/08/98
                                     -------  --------
                                     $48,546  $ (1,256)
                                     =======  ========

<FN1>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.

<FN2>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 for financial reporting purposes was $12,576,088 and $3,832,106 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

December 31, 1997

BOND PORTFOLIO

U.S. TREASURY OBLIGATIONS - 30.69%             SHARES/
                                               PRINCIPAL   VALUE
                                               ----------  -----------
U.S. TREASURY BOND - 2.00%
6.000% due 02/15/26                            $2,000,000  $ 1,997,500
                                                           -----------
U.S. TREASURY NOTES - 24.26%
6.000% due 10/15/99                             4,000,000    4,022,500
6.750% due 04/30/00                             2,000,000    2,045,626
7.750% due 02/15/01                             2,500,000    2,645,312
5.625% due 02/28/01                             2,000,000    1,996,250
5.875% due 11/15/05                             5,000,000    5,026,564
7.000% due 07/15/06                             5,000,000    5,398,439
6.250% due 02/15/07                             3,000,000    3,096,564
                                                           -----------
                                                            24,231,255
                                                           -----------
U.S. TREASURY STRIPS - 4.43%
0.000% due 02/15/00                             3,250,000    2,885,610
0.000% due 08/15/02                             2,000,000    1,539,900
                                                           -----------
                                                             4,425,510
                                                           -----------
Total U.S. Treasury Obligations
 (cost $29,576,632)                                         30,654,265
                                                           -----------
MORTGAGE-BACKED SECURITIES - 2.53%

FEDERAL HOME LOAN MORTGAGE CORPORATION - .80%
7.500% due 02/01/02                                32,205       32,960
9.500% due 04/01/05                                62,862       66,162
7.500% due 06/01/07                                80,959       81,879
11.000% due 05/01/10                                8,956        9,921
12.500% due 08/01/10                               15,184       17,300
8.000% due 11/01/16                                45,606       47,130
9.500% due 02/01/18                                75,034       79,957
6.500% due 07/01/23                               463,769      460,644
                                                           -----------
                                                               795,953
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.59%
12.000% due 04/01/00                               24,642       26,507
9.000% due 08/01/01                                41,749       43,615
8.500% due 01/01/02                                39,992       41,530
10.500% due 06/01/04                               10,259       10,923
10.500% due 05/01/05                              175,883      187,261
6.500% due 06/01/08                             1,015,731    1,019,693
8.000% due 08/01/17                               247,904      256,581
                                                           -----------
                                                             1,586,110
                                                           -----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .14%
11.000% due 03/15/10                               59,437       65,177
9.000% due 05/15/20                                75,023       80,229
                                                           -----------
                                                               145,406
                                                           -----------
Total Mortgage-Backed Securities
 (cost $2,454,904)                                           2,527,469
                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.89%
FEDERAL HOME LOAN
 MORTGAGE CORPORATION - 3.19%
59-E  (8.900% due 11/15/20)                     1,054,610    1,104,963
106-G (8.250% due 12/15/20)                     1,000,000    1,055,437
1770-B (8.250% due 01/15/24)                    1,000,000    1,022,232
                                                           -----------
                                                             3,182,632
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - .18%
Remic 1988-30-D (9.500% due 12/25/18)             170,221      182,797
                                                           -----------
PRIVATE SECTOR - 1.52%
Securitized Asset Sales, Inc.1993-2 B2
(6.500% due 07/25/08)                             286,716      283,044
CMC  Securities Corp. 1993-E1E
(0.000% due 12/25/08)                             355,703      274,617
Country Wide Mortgage-Backed Securities, Inc.
1994-8 B1  (6.000% due 03/01/09)                  825,588      796,949
Capstead Mortgage Securities Corp. C-4
(10.950% due 02/01/14)                            168,896      168,153
                                                           -----------
                                                             1,522,763
                                                           -----------
Total Collateralized Mortgage Obligations
  (cost $5,516,151)                                          4,888,192
                                                           -----------
OTHER STRUCTURED SECURITIES - 6.25%

OTHER STRUCTURED - 6.25%
Chase Commercial Mortgage Sec.
(6.600% due 12/19/07)                           2,609,885    2,488,369
Life Financial Home Loan Trust
(9.090% due 04/25/24)                           2,000,000    2,017,500
NSCOR 1996-5 B1
(8.00% due 11/25/26)                            1,648,468    1,735,013
                                                           -----------
Total Other Structured Securities
 (cost $ 6,221,882)                                          6,240,882
                                                           -----------

CORPORATE BONDS AND NOTES - 49.70%

AIR TRANSPORTATION - 2.18%
Continental Airlines
(7.820% due 10/15/13)                             980,392    1,047,245
NWA Trust No. 2 Class B
(10.230% due 06/21/14)                            926,153    1,133,696
                                                           -----------
                                                             2,180,941
                                                           -----------
BANK & BANK HOLDING COMPANIES - 5.35%
Ahmanson Capital Trust
(8.360% due 12/01/26)                           1,500,000    1,590,316
Nationsbank Corp. Notes
(7.625% due 04/15/05)                           1,000,000    1,066,138
Svenska Handelsbanken
(7.125% due 03/07/07)                           1,000,000    1,032,091
Zions Trust (8.536% due 12/15/26)               1,500,000    1,655,704
                                                           -----------
                                                             5,344,249
                                                           -----------
ENVIRONMENTAL SERVICES - 1.10%
Allied Waste North America
(10.250% due 12/01/06)                          1,000,000    1,097,500
                                                           -----------
FINANCE COMPANIES - .80%
Arcadia Financial
(11.500% due 03/15/07)                            800,000      808,000
                                                           -----------
FOOD, BEVERAGE, & TOBACCO - 2.60%
Great American Cookie Company
(10.875% due 01/15/01)                            500,000      511,250
Nabisco Inc.  (7.550% due 06/15/15)             1,000,000    1,062,078
RJR Nabisco, Inc. (7.625% due 09/15/03)         1,000,000    1,020,490
                                                           -----------
                                                             2,593,818
                                                           -----------
FOREIGN SOVEREIGN - 1.01%
Republic Of South Africa Notes
(8.375% due 10/17/06)                           1,000,000    1,005,000
                                                           -----------
GAMING INDUSTRY - 4.08%
Alliance Gaming (10.000% due 08/01/07)          1,000,000    1,001,250
Argosy Gaming (13.2500% due 06/01/04)           1,000,000    1,045,000
Casino Magic of Louisiana
(13.000% due 08/15/03)                          1,000,000      960,000
Empress River Casino Finance Corp.
(10.750% due 04/01/02)                          1,000,000    1,075,000
                                                           -----------
                                                             4,081,250
                                                           -----------
GAS DISTRIBUTION - .90%
All Star Gas Corp. (7.000% due 07/15/04)        1,000,000      900,000
                                                           -----------
INSURANCE - 6.62%
Berkley (W.R.) Corp.
(9.875% due 05/15/08)                             500,000      621,608
Conseco Finance (8.796% due 04/01/27)           1,500,000    1,684,019
Farmers Insurance Exhange
(8.500% due 08/01/04)                           1,000,000    1,097,659
Leucadia National Corp.
(8.250% due 06/15/05)                           1,000,000    1,071,378
Prudential Ins. Surplus Notes
(8.100% due 07/15/15)                           1,000,000    1,070,129
USF&G Capital  (8.470% due 01/10/27)            1,000,000    1,064,514
                                                           -----------
                                                             6,609,307
                                                           -----------
MANUFACTURING - 2.01%
International Knife & Saw Corp.
(11.375% due 11/15/06)                          1,000,000    1,080,000
International Wire Group Inc.
(11.750% due 06/01/05)                            500,000      547,500
Terex Corp. Sr. Sec. Notes
(13.250% due 05/15/02)                            332,000      378,480
                                                           -----------
                                                             2,005,980
                                                           -----------
MEDIA & CABLE - 5.54%
Adelphia Communications
(12.500% due 05/15/02)                            260,000      275,600
CF Cable TV Inc. (9.125% due 07/15/07)          1,000,000    1,080,000
Continental Cablevision
(8.300% due 05/15/06)                           1,000,000    1,092,690
Jones Intercable, Inc. (8.875% due 04/01/07)      500,000      522,500
Peoples Choice TV (0.000% due06/01/04)          1,000,000      330,000
Spanish Broadcasting Systems
(11.000% due 03/15/04)                          1,000,000    1,100,000
Turner Broadcasting Sr Notes
(8.110% due 8/15/06)                            1,000,000    1,133,791
                                                           -----------
                                                             5,534,581
                                                           -----------
MEDIA CONGLOMERATE - 3.85%
News American Holdings
(9.250% due 02/01/13)                           1,000,000    1,197,531
Time Warner Inc.
(8.110% due 08/15/06)                           1,000,000    1,627,900
Viacom Inc Senior Notes
(7.750% due 06/01/05)                           1,000,000    1,020,183
                                                           -----------
                                                             3,845,614
                                                           -----------
MISCELLANEOUS CORPORATE SERVICES - 1.08%
Neodata Services Misc. Corp. Ser.
(12.000% due 05/01/03)                          1,000,000    1,075,000
                                                           -----------
OIL & GAS - DOMESTIC - .53%
Penzoil Company  (9.625% due 11/15/99)            500,000      528,250
                                                           -----------
OIL & GAS - SERVICES - 2.78%
Mitchell Energy Development Corp.
(6.750% due 02/15/04)                           1,750,000    1,760,244
PDV America, Inc. (7.750% due 08/01/00)         1,000,000    1,019,924
                                                           -----------
                                                             2,780,168
                                                           -----------
PAPER & FOREST PRODUCT - 1.37%
Indah Kiat Sr. Notes (10.000% due 07/01/07)     1,000,000      840,000
Westvaco Corp. (10.300% due 01/15/19)             500,000      529,600
                                                           -----------
                                                             1,369,600
                                                           -----------
RETAIL - .51%
Pamida Inc. Senior Notes
(11.750% due 03/15/03)                            500,000      510,000
                                                           -----------
STEELS & METALS - .50%
Gulf States Steel 1st Mortgage
(13.500% due 04/15/03)                            500,000      495,000
                                                           -----------
SUPERMARKET - .48%
Pueblo Xtra International
(9.500% due 08/01/03)                             500,000      475,000
                                                           -----------
TELECOMMUNICATIONS - 6.41%
360 Communications Sr. Notes
(7.500% due 03/01/06)                           1,500,000    1,557,390
Call-Net Enterprises
(0.000% due 12/01/04)                           1,250,000    1,139,061
Crown Castle Sr. Notes
(0.000% due 11/15/07)                           1,000,000      622,500
Dobson Communications Sr. Notes
(11.750% due 04/15/07)                          1,000,000    1,056,250
Nextel Communications, Inc.
(0.000% due 09/15/07)                           1,500,000      945,000
Talton Holdings Inc. Sr. Notes
(11.000% due 06/30/07)                          1,000,000    1,085,000
                                                           -----------
                                                             6,405,201
                                                           -----------
Total Corporate Bonds and Notes
 (cost $46,701,161)                                         49,644,459
                                                           -----------
COMMON STOCKS -  .03%

ENERGY - .03%
Pioneer Natural Resources                             916       26,507
                                                           -----------
Total Common Stocks (cost $ 24,339)                             26,507
                                                           -----------

WARRANTS AND RIGHTS - 0.00%

RETAIL-FOOD - 0.00%
Great American Cookie Warrants                         90          900
                                                           -----------
TECHNOLOGY - .00%
Terex Corporation Appreciation Rights               4,000           40
                                                           -----------
Total Warrants and rights(cost $ 28,050)                           940
                                                           -----------
PREFERRED STOCKS - .90%

PACKAGING - .90%
Earthshell Container Corporation Series A
Cumulative Senior Convertible 8% <FN1>                500      900,000
                                                           -----------
Total Preferred Stocks (cost $500,000)                         900,000
                                                           -----------

SHORT-TERM INVESTMENTS - 3.36%

VARIABLE RATE DEMAND NOTES <FN2> - 3.36%
American Family (5.639% due 01/01/98)             716,797      716,797
General Mills (5.327 due 01/01/98)                714,307      714,307
Johnson Controls Inc.
(5.327% due 01/01/98)                             706,000      706,000
Pitney Bowes Credit Corp.
(5.327% due 01/01/98)                             186,000      186,000
Sara Lee (5.322% due 01/01/98)                    407,506      407,506
Warner Lambert  (5.489% due 01/01/98)             440,230      440,230
Wisconsin Electric (5.487 due 01/01/98)           186,285      186,285
                                                           -----------
Total Short-Term Investments
 (cost  $3,357,125)                                          3,357,125
                                                           -----------
TOTAL INVESTMENTS - 98.35%
 (cost $94,380,244)<3>
 .                                                           98,239,839

OTHER ASSETS AND LIABILITIES - 1.65%                         1,652,257
                                                          ------------
TOTAL NET ASSETS - 100%                                    $99,892,096
                                                          ============

* Non-Income Producing

<FN1>   144A- Privately placed security traded among qualified institutional buyers.
<FN2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1997. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1997.
<FN3>   Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, for financial reporting purposes was $4,636,466 and $776,871.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 91.40%
                                              SHARES      VALUE
                                              ------      -----
BANKING & FINANCIAL SERVICE - 15.35%
Aetna Life & Casualty Company                 $  867      $    61,178
Ahmanson (H. F.) & Company                       700           46,856
Allstate Corporation                           3,100          281,713
American Express Company                       3,300          294,525
American General Corporation                   1,300           70,281
American International Group                   4,850          527,438
Aon Corporation                                1,500           87,938
Banc One Corporation                           4,290          233,001
Bank of New York Incorporated                  2,300          132,969
BankAmerica Corporation                        4,800          350,400
Bank of Boston Corporation                       900           84,544
Bankers Trust New York Corporation               500           56,219
Barnett Banks, Incorporated                    1,300           93,438
Beneficial Corporation                           500           41,563
Charles Schwab Corporation                     2,250           94,359
Chase Manhattan Corporation                    2,712          296,964
Chubb Group                                    1,100           83,188
CIGNA Corporation                                500           86,531
Citicorp                                       2,300          290,806
Comerica, Incorporated                           700           63,175
Conseco, Inc.                                  1,700           77,244
CoreStates Financial Corporation               1,400          112,088
Equifax, Incorporated                          1,300           46,069
Fannie Mae                                     7,400          422,263
Federal Home Loan Mortgage Corporation         4,800          201,300
Fifth Third Bancorp                            1,300          106,275
First Chicago NBD Corporation                  2,200          183,700
First Union Corporation                        3,400          174,250
Fleet Financial Group, Incorporated            1,600          119,900
General Re Corporation                           500          106,000
Golden West Financial                            500           48,906
Green Tree Financial Corporation                 800           20,950
Hartford Financial Services Group                600           56,138
Household International, Incorporated            600           76,538
Huntington Bancshares                          1,600           57,600
Jefferson-Pilot Corporation                      700           54,513
Keycorp   1,400   99,138
Lincoln National Corporation                     600           46,875
Loews Corporation                                800           84,900
Marsh & McLennan Companies, Incorporated       1,000           74,563
MBIA Incorporated                              1,000           66,813
MBNA Corporation                               3,562           97,287
Mellon Bank Corporation                        1,600           97,000
Merrill Lynch & Company, Incorporated          2,000          145,875
MGIC Investment                                1,000           66,500
Morgan (J. P.) & Company                       1,200          135,450
Morgan Stanley Group Incorporated              4,185          247,438
National City Corporation                      1,400           92,050
NationsBank Corporation                        3,044          185,113
Norwest Corporation                            4,600          177,675
PNC Bank Corp.                                 2,100          119,831
Progressive Corporation                          600           71,925
Providian Financial Corporation                  800           36,150
Republic New York Corporation                    400           45,675
SAFECO Corporation                               800           39,000
State Street Corporation                       1,300           75,644
St. Paul Companies                               700           57,444
SunAmerica                                     1,500           64,125
SunTrust Banks, Incorporated                   1,500          107,063
Torchmark Corp                                 1,200           50,475
Transamerica Corporation                         500           53,250
Travelers Group, Incorporated                  7,985          430,192
UNUM Corporation                               1,200           65,250
U.S. Bancorp                                   1,579          176,749
Wachovia Corporation                           1,000           81,125
Washington Mutual, Incorporated                1,920          122,520
Wells Fargo & Company                            533           80,920
                                                          -----------
                                                            8,534,835
                                                          -----------
CAPITAL GOODS - 5.64%
AMP, Incorporated                              1,500           63,000
Avery Dennision Company                        1,100           49,225
Browning-Ferris Industries                     1,300           48,100
Case Corporation                                 600           36,263
Caterpillar, Incorporated                      2,700          131,119
Cooper Industries, Incorporated                  900           44,100
Corning Inc.                                   1,400           51,975
Deere & Company                                1,500           87,469
Dover Corporation                              1,600           57,800
Eaton Corporation                                500           44,625
Emerson Electric Company                       3,300          186,244
Foster Wheeler Corporation                       400           10,825
General Electric Company                      23,200        1,702,300
Illinois Tool Works, Incorporated              1,600           96,200
Ingersoll-Rand Company                           900           36,450
Johnson Controls                                 800           38,200
PACCAR, Incorporated                             400           21,000
Parker-Hannifin Corporation                    1,050           48,169
Raychem Corporation                              800           34,450
Tenneco, Incorporated                          1,200           47,400
Thermo Electron Corporated*                    1,300           57,850
Tyco International Limited                     3,600          162,225
Waste Management Incorporated                  2,900           79,750
                                                          -----------
                                                            3,134,739
                                                          -----------
CONSUMER CYCLICAL - 8.38%
American Greetings Company Class A               600           23,475
AutoZone Incorporated*                         1,300           37,700
Black & Decker Corporation                       500           19,531
Block, H&R Inc.                                  700           31,369
Brunswick Corporation                            700           21,215
Chrysler Corporation                           4,800          168,900
Cognizant Corporation                          1,000           44,563
Costco Companies Incorporated*                 1,800           80,325
Dana Corporation                               1,000           47,500
Dayton Hudson Corporation                      1,400           94,500
Dillard's Incorporated Class A                 1,100           38,775
Dow Jones, & Company, Incorporated               700           37,581
Dun & Bradstreet Corporation                   1,200           37,125
Eastman Kodak Company                          2,400          145,950
Federated Department Stores Incorporated*      1,300           55,981
Ford Motor Company                             8,000          389,500
Gannett Company, Incorporated                  2,200          135,988
Gap (The), Incorporated                        2,400           85,050
General Motors Corporation                     5,200          315,250
Genuine Parts Company                          1,950           66,178
Goodyear Tire & Rubber Company                 1,100           69,988
Harrah's Enterainment Incorporated*              700           13,213
Hilton Hotels Corporation                      1,700           50,575
Home Depot, Incorporated                       5,200          306,150
International Flavors
& Fragrance, Incorporated                        700           36,050
ITT Corporation                                  700           58,013
ITT Industries Incorporated                    1,100           34,513
Kmart Corporation*                             2,900           33,531
Knight-Ridder Incorporated                       800           41,600
Lowe's Companies                               1,000           47,688
Liz Claiborne, Incorporated                      700           29,269
Marriott International, Inc.                     900           62,325
Masco Corporation                              1,200           61,050
Mattel, Incorporated                           1,850           68,913
May Department Stores Company                  1,600           84,300
McGraw-Hill Companies, Incorporated              800           59,200
Mirage Resorts Incorporated                    1,600           36,400
New York Times, Company Class A                  800           52,900
NIKE, Incorporated Class B                     1,700           66,725
Nordstrom Incorporated                           700           42,263
Owens Corning Fiberglass Corporation             400           13,650
Penney, (J.C.) Company, Incorporated           1,900          114,594
Reebok International Limited*                    400           11,525
Sears, Roebuck & Company                       2,800          126,700
Sherwin-Williams Company                       1,200           33,300
Tandy Corporation                              1,000           38,563
Limited (The), Incorporated                    1,790           45,645
TJX Companies Incorporated                     1,500           51,563
Toys "R" Us, Incorporated*                     1,700           53,444
Tribune Company                                1,000           62,250
TRW, Incorporated                                900           48,038
V.F. Corporation                               1,000           45,938
Wal-Mart Stores, Incorporated                 16,500          650,719
Whirlpool Corporation                            600           33,000
Woolworth Corporation*                         1,000           20,375
   Xerox Corporation                           2,400          177,150
                                                          -----------
                                                            4,657,576
                                                          -----------
CONSUMER NON-DURABLE - 24.22%
Abbott Laboratories                            5,500          360,594
Albertson's Incorporated                       1,600           75,800
American Home Products Corporation             4,500          344,250
American Stores Company                        1,800           37,013
Amgen, Inc.                                    1,600           86,600
Anheuser-Busch Companies, Incorporated         3,500          154,000
Archer-Daniels-Midland Company                 3,669           79,571
Automatic Data Processing, Incorporated        1,900          116,613
Avon Products, Incorporated                      800           49,100
Baxter International Incorporated              1,700           85,742
Becton, Dickinson Company                        900           45,000
Bristol-Myers Squibb Company                   7,000          662,370
Boston Scientific Corporation*                 1,400           64,222
Campbell Soup Company                          3,300          191,800
Cardinal Health, Incorporated                  1,000           75,120
CBS Incorporated                               4,700          138,354
Cendant Corporation*                           4,472          153,740
Clorox Company                                   600           47,438
Coca-Cola Company                             17,700        1,179,261
Colgate-Palmolive Company                      1,600          117,600
Columbia/HCA Healthcare Corporation            3,950          117,019
Comcast Corporation Class A Special            2,300           72,594
ConAgra, Incorporated                          3,000           98,438
CPC International, Incorporated                  900           97,200
CVS Corporation                                1,400           89,688
Donnelly (R.R.) & Sons Company                 1,200           44,700
Fortune Brands, Inc.                           1,100           40,769
General Mills, Incorporated                    1,000           71,625
Gillette Company                               3,900          391,706
Guidant Corporation                            1,200           74,700
Heinz (H.J.) Company                           2,300          116,869
Hershey Foods Corporation                      1,100           68,131
Humana Incorporated*                           1,500           31,125
Interpublic Group Companies, Incorporated        900           44,831
Johnson & Johnson                              9,400          619,225
Kellogg Company                                2,400          119,100
King World Productions, Incorporated*            500           28,875
Kroger   Company*                              1,600           59,100
Lilly (Eli) & Company                          7,800          543,075
Mallincrokdt Group, Incorporated                 700           26,600
Manor Care, Inc.                                 500           17,500
McDonald's Corporation                         4,900          233,975
Medtronic, Incorporated                        2,800          146,475
Merck & Company, Incorporated                  8,700          924,375
Newell Company                                 1,300           55,250
PepsiCo, Inc.                                 10,900          397,169
Pfizer, Incorporated                           9,300          693,431
Pharmacia & Upjohn, Incorporated               3,600          131,850
Philip Morris Companies, Inc.                 17,100          774,844
Pioneer Hi-Bred International                    700           75,075
Procter & Gamble Company                       9,600          766,200
Quaker Oats Company                            1,300           68,575
Ralston-Ralston Purina Group                     600           55,763
Rite Aid Corporation                             900           52,819
Rubbermaid, Incorporated                       1,200           30,000
Sara Lee Corporation                           3,400          191,463
Schering-Plough Corporation                    5,200          323,050
Seagram Company, Limited                       2,200           71,088
St. Jude Medical*                                500           15,250
Sysco Corporation                              1,300           59,231
Tele-Communications, Incorporated*             2,000           55,875
Tenet Healthcare Corporation*                  1,900           62,938
Time Warner, Incorporated                      3,500          217,000
Tricon Global Restaurants*                     1,090           31,678
United HealthCare Corporation                  1,100           54,654
UST, Incorporated                              1,200           44,325
U.S. West Media Group*                         3,700          106,838
Viacom, Incorporated - Class B*                1,700           70,442
Walgreen Company                               2,800           87,850
Walt Disney Company, The                       4,819          477,381
Warner-Lambert Company                         1,900          235,600
Wendy's International                            800           19,250
Winn-Dixie Stores Incorporated                   900           39,319
Wrigley, (Wm.) Jr. Company                       700           55,694
                                                          -----------
                                                           13,461,785
                                                          -----------
ENERGY - 8.29%
Amerada Hess Corporation                         600           32,925
Amoco Corporation                              3,600          306,450
Anadarko Petroleum Corporation                   600           36,413
Ashland Inc.                                     800           42,950
Atlantic Richfield                             2,400          192,300
Baker-Hughes Incorporated                      1,500           65,438
Burlington Resources, Incorporated               900           40,331
Chevron Corporation                            4,700          361,900
Columbia Gas System, Incorporated                400           31,425
Dresser Industries, Incorporated               1,400           58,713
Enron Corporation                              2,200           91,438
Exxon Corporation                             17,900        1,095,256
Halliburton Company                            1,800           93,488
Kerr-McGee Corporation                           400           25,325
Mobil Corporation                              5,800          418,688
Occidental Petroleum                           2,000           58,625
Pennzoil Company                                 400           26,725
Phillips Petroleum Company                     1,600           77,800
Royal Dutch Petroleum Company  ADR            15,300          829,069
Schlumberger Limited                           3,600          289,800
Sun Company, Incorporated                        800           33,650
Texaco, Incorporated                           4,000          217,500
Union Pacific Resources Group                  1,592           38,606
Unocal Corporation                             1,400           54,338
USX-Marathon Group                             1,800           60,750
Western Atlas Incorporated*                      400           29,600
                                                          -----------
                                                            4,609,503
                                                          -----------

MANUFACTURING - 7.88%
Air Products & Chemicals, Incorporated           700           57,575
Alcan Aluminum Limited                         1,900           52,488
Allegheny Teledyne, Incorporated                 800           20,700
Allied Signal Incorporated                     3,600          140,175
Aluminum Company of America                    1,400           98,525
Applied Materials Incorporated*                2,600           78,325
Barrick Gold Corporation                       2,200           40,975
Bemis Company                                    400           17,625
Bethlehem Steel Corporation*                     800            6,900
Boeing Company                                 7,144          349,609
Centex Corporation                               100            6,294
Champion International Corporation               800           36,250
Crown Cork & Seal Company, Incorporated          800           40,100
Dow Chemical Company                           2,000          203,000
DuPont (E.I.) De Nemours & Company             8,000          480,500
Eastman Chemical Company                         600           35,738
Englehard Corporation                            800           13,900
Fluor Corporation                                700           26,163
Fort James Corporation                         1,600           61,200
Freeport-McMoRan Copper                          800           12,600
General Dynamics Corporation                     600           51,863
Georgia-Pacific Corp.                            800           48,600
Grace, (W.R.) & Company                          500           40,219
Great Lakes Chemical Corporation                 600           26,925
Hercules, Incorporated                           700           35,044
Honeywell, Incorporated                          900           61,650
Inco, Limited                                  1,300           22,100
International Paper Company                    1,800           77,625
Kimberly-Clark Corporation                     3,900          192,319
Laidlaw Incorporated                           1,900           25,888
Lockheed Martin Corporation                    1,400          137,900
Louisiana-Pacific Corporation                    900           17,100
Mead Corporation                                 800           22,400
Minnesota Mining & Manufacturing Company       3,000          246,188
Monsanto Company                               4,200          176,400
Morton International, Incorporated             1,000           34,375
Nalco Chemical Company                           600           23,738
Newmont Mining Corporation                     2,100           61,688
Northrop Grumman Corporation                     600           69,000
Nucor Corporation                                700           33,819
Owens-Illinois, Incorporated*                  1,200           45,525
Phelps Dodge Corporation                         600           37,350
Pitney-Bowes Incorporated                      1,000           89,938
Placer Dome, Incorporated                      1,400           17,763
PPG Industries, Incorporated                   1,200           68,550
Praxair Incorporated                           1,000           45,000
Reynolds Metals Company                          500           30,000
Rockwell International Corporation             1,300           67,925
Rohm & Haas Company                              400           38,300
Solutia Incorporated                             840           22,418
Temple-Inland Inc.                               500           26,156
Textron Incorporated                           1,200           75,000
The Stanley Works                                800           37,750
Unilever (N.V.) ADR                            4,400          274,725
Union Camp Corporation                           700           37,581
Union Carbide Corporation                        800           34,350
United Technologies Corporation                1,600          116,500
USX-U.S. Steel Group                             600           18,750
Weyerhaeuser Company                           1,400           68,688
Willamette Industries                          1,000           32,188
Worthington Industries, Incorporated             700           11,550
                                                          -----------
                                                            4,379,490
                                                          -----------
SERVICE - .14%
Ikon Office Solution                             800           22,500
Service Corporation International              1,500           55,406
                                                          -----------
                                                               77,906
                                                          -----------
TECHNOLOGY - 11.30%
3COM Corporation*                              2,600           90,838
Advanced Micro Devices, Incorporated*            900           16,144
Andrew Corporation                               600           14,400
Bay Networks Inc.*                             1,700           43,456
Cabletron Systems, Incorporated*                 900           13,500
Cisco Systems Incorporated                     7,200          401,400
COMPAQ Computers Corporation                   4,970          280,494
Computer Associates International              3,900          206,213
Computer Sciences Corporation*                   500           41,750
Dell Computer Corporation*                     2,400          201,600
Digital Equipment Corporation*                 1,000           37,000
EMC Corporation Massachusetts*                 4,200          115,238
First Data Corporation                         2,700           78,975
Grainger (W.W.), Incorporated                    500           48,594
Hewlett-Packard Company                        7,500          468,750
Intel Corporation                             11,700          821,925
International Business Machines Corporation    7,100          742,394
LSI Logic Corporation*                           800           15,800
Lucent Technologies                            4,585          366,227
Micron Technology Incorporated*                1,300           33,800
Microsoft Corporation*                         8,500        1,098,625
Motorola Incorporated                          4,200          239,663
National Semiconductor*                        1,200           31,125
Northern Telecom, Limited                      1,900          169,100
Novell, Incorporated*                          2,000           15,000
Oracle Systems Corporation*                    7,000          156,187
Parametric Tech Company*                       1,100           52,113
Perkin-Elmer Corporation                         300           21,319
Raytheon Company - Class B                     1,500           75,750
Scientfic-Atlanta Incorporated                   700           11,725
Seagate Technology, Incorporated*              1,500           28,875
Silicon Graphics Incorporated*                 1,200           14,925
Sun Microsystems, Incorporated*                2,700          107,663
Tektronix, Incorporated                          300           11,906
Tellabs, Incorporated*                         1,100           58,163
Texas Instruments, Incorporated                3,000          135,000
Unisys Corporation*                            1,200           16,650
                                                          -----------
                                                            6,282,287
                                                          -----------


TRANSPORTATION - 1.17%
AMR Corporation*                                 600           77,100
Burlington Northern Santa Fe Corporation       1,100          102,231
  Caliber System, Incorporated                   400           19,475
CSX Corporation                                1,600           86,400
Delta Air Lines                                  500           59,500
Federal Express Corp.*                           700           42,744
Norfolk Southern Corp.                         3,000           92,438
Ryder System Inc.                                700           22,925
Southwest Airlines Company                     1,500           36,938
Union Pacific Corporation                      1,800          112,388
                                                          -----------
                                                              652,139
                                                          -----------
UTILITY - 9.03%
AirTouch Communications, Incorporated          3,600          149,625
ALLTELL Corporation                            1,300           53,381
American Electric Power Company, Incorporated  1,600           82,600
Ameritech Corporation                          3,800          305,900
AT&T Corporation                              11,500          704,375
Baltimore Gas & Electric Company               1,100           37,469
Bell Atlantic Corporation                      5,496          500,136
BellSouth Corporation                          7,000          394,188
Carolina Power & Light Company                 1,200           50,925
Central & Southwest  Corporation               1,900           51,419
CINergy Corporation                            1,000           38,313
Coastal Corporation                              600           37,163
Consolidated Edison Co. of N.Y., Incorporated  1,400           57,400
Consolidated Natural Gas Company                 600           36,300
Dominion Resources                             1,400           59,588
Duke Power Company                             2,339          129,522
DTE Energy Company                             1,100           38,156
Edison International                           2,500           67,969
Entergy Corporation                            1,300           38,919
FPL Group Incorporated                         2,200          130,213
General Public Utilities Corporation             900           37,913
GTE Corporation                                6,100          318,725
Houston Industries, Incorporated               1,400           37,363
MCI Communications Corporation                 3,200          137,000
Niagara Mohawk Power Corporation*                800            8,400
Pacific Gas & Electric Company                 2,600           79,138
PacifiCorp                                     2,200           60,088
PECO Energy Company                            1,200           29,100
Public Service Enterprises Group,
 Incorporated                                  1,300           41,194
SBC Communications                             6,455          472,829
Sonat, Incorporated                              600           27,450
Southern Company                               5,100          131,963
Sprint Corporation*                            2,000          117,250
Texas Utilities Company                        1,700           70,656
Unicom Corporation                             1,400           43,050
Union Electric Company                           900           38,925
U.S. West Communications Group                 3,400          153,425
Williams Cos.                                  2,100           59,588
WorldCom, Incorporated                         6,400          193,600
                                                          -----------
                                                            5,021,218
                                                          -----------
Total Common Stocks (cost $38,920,329)                     50,811,478
                                                          -----------

UNIT INVESTMENT TRUST - 4.90%

S & P 500 Depository Receipts                 28,100        2,727,138
                                                          -----------

Total Unit Investment Trust
 (cost $2,635,730)                                          2,727,138
                                                          -----------

SHORT-TERM INVESTMENTS - 3.87%
                                              PRINCIPAL   VALUE
                                              ---------   -----
U.S. Treasury Bill (5.010% due 03/19/98)      $1,780,000    1,760,507

Portico U.S. Federal Money Market Fund           388,596      388,596
                                                          -----------
Total Short-Term Investments
 (cost $2,149,103)                                          2,149,103
                                                          -----------
TOTAL INVESTMENTS - 100.17%
 (cost $43,705,162)<FN1>                                   55,687,719

OTHER ASSETS AND LIABILITIES - (.17%)                        (93,050)
                                                          -----------
TOTAL NET ASSETS - 100%                                   $55,594,669
                                                          ===========

*Non-income producing
(ADR) American Depository Receipt

<FN1>   Represents cost for Rederal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997, was $13,078,212 and $1,095,605 respectively.

<FN2> Securities with an aggregate market value of $1,713,425 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                         Unrealized
                                     Unrealized         Appreciation/
Type                                 Contracts         (Depreciation)
Standard & Poor's 500 Index (03/98)      4               $31,100
Standard & Poor's 500 Index (03/98)      1                 5,650
Standard & Poor's 500 Index (03/98)      1                 3,900
Standard & Poor's 500 Index (03/98)      1                 6,800
                                                         $47,450
                                                         =======

The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The financial statements of the Micro-Cap Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate provided at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The fund does not isolate that portions of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a)  for the Equity Portfolio - .65% of the first $50,000,000,
       .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value:

  (b)  for Capital Portfolio - .75% of the first $50,000,000,
       .65% of the next $100,000,000, and .50% of all
       over $150,000,000 of the current net asset value.

  (c)  for the Bond Portfolio - .50% of the first $50,000,000,
       .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

  (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES AND FOREIGN CURRENCY CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of securities for the year  ended
December 31, 1997 excluding short-term obligations, follow:

                                                                  S&P 500
                            Equity       Capital     Bond         Index
                            Portfolio    Portfolio   Portfolio    Portfolio
                            ------------ ----------- ------------ -----------
Total Cost
of Purchases of:
Common Stocks               $162,918,331 $42,264,597 $          0 $18,676,744
U.S. Government Securities      ----      18,655,608    7,189,738    ----
Corporate Bonds                 ----      12,634,953   95,814,662    ----
                            ------------ ----------- ------------ -----------
                            $165,918,331 $73,555,158 $103,004,400 $18,676,744
                            ============ =========== ============ ===========

Total Proceeds
from Sales of:
Common Stocks               $178,560,062 $48,660,638 $    515,027 $ 3,555,261
U.S. Government Securities      ----      20,622,525    9,513,172    ----
Corporate Bonds                 ----       4,910,848   85,986,934    ----
                            ------------ ----------- ------------ -----------
                            $178,560,062 $74,194,011 $ 96,015,133 $ 3,555,261
                            ============ =========== ============ ===========


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                              Equity Portfolio
                                           Year Ended December 31
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  19.45 $  16.54 $  14.30 $  14.58 $  13.74
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .23      .29      .24      .20      .16
Net realized and unrealized         3.23     3.61     3.36      .31     1.69
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               3.46     3.90     3.60      .51     1.85
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.27)    (.27)    (.23)    (.19)    (.16)
Net realized gains                (2.29)    (.72)   (1.13)    (.60)    (.85)
                                -------- -------- -------- -------- --------
Total Distributions               (2.56)    (.99)   (1.36)    (.79)   (1.01)
                                -------- -------- -------- -------- --------
Net Asset Value,
End of year                       $20.35   $19.45   $16.54   $14.30   $14.58
                                ======== ======== ======== ======== ========
Total Return                      20.56%   24.52%   26.96%    3.42%   14.11%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .62%     .64%     .66%     .69%     .70%

Ratio of Net Investment
Income to Average Net Assets       1.23%    1.66%    1.73%    1.45%   1.18%
Portfolio Turnover Rate           57.03%   52.53%   34.33%   40.33%   37.93%

Average Commission
 Rate Paid <FN1>                  $.0600   $.0628

Net Assets,
End of Year (000's)             $335,627 $288,124 $219,563 $157,696 $138,239

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                             Capital Portfolio
                                           Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of year               $  14.95 $ 13.72  $  13.19 $  13.81 $  12.99
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .62      .63      .64     .52       .43
Net realized and unrealized          .37     1.36     1.15    (.39)     1.17
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Activities                .99     1.99     1.79      .13     1.60
                                -------- -------- -------- -------- --------
Distributions:
   Net investment income           (.66)    (.57)    (.64)    (.52)    (.42)
   Net realized gains             (1.18)    (.19)    (.62)    (.23)    (.36)
                                -------- -------- -------- -------- --------
Total Distributions               (1.84)    (.76)   (1.26)    (.75)    (.78)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of year                    $14.10   $14.95   $13.72   $13.19   $13.81
                                ======== ======== ======== ======== ========
Total Return                       7.40%   14.94%   14.28%     .94%   12.72%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                 .77%      .77%     .77%     .80%     .82%

Ratio of Net Investment
Income to Average Net Assets      4.22%     4.42%    4.99%    4.25%    3.31%

Portfolio Turnover Rate          60.84%    53.11%   43.83%   41.89%   32.42%

Average Commission
Rate Paid <FN1>                  $.0531    $.0615

Net Assets,
End of Year (000's)             $148,833 $159,294 $145,623 $119,263 $100,016

<FN1>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio
                                            Year Ended December 31,
                                --------------------------------------------
                                1997     1996     1995     1994     1993
                                -------- -------- -------- -------- --------
Net Asset Value,
Beginning of Year               $  10.91 $  11.07 $  10.04 $  11.30 $  10.91
                                -------- -------- -------- -------- --------
Investment Activities:
Net investment income                .78     .79       .88     .77       .73
Net realized and unrealized          .38    (.04)      .98    (.95)      .54
gains/(losses)                  -------- -------- -------- -------- --------
Total from
Investment Operations               1.16     .75      1.86    (.18)     1.27
                                -------- -------- -------- -------- --------
Distributions:
Net investment income              (.72)    (.87)    (.83)    (.78)    (.73)
In excess of
net investment income             ----      (.04)    ----     ----     ----
Net realized gains                 (.06)    ----     ----     (.30)    (.15)
                                -------- -------- -------- -------- --------
Total Distributions                (.78)    (.91)    (.83)   (1.08)    (.88)
                                -------- -------- -------- -------- --------
Net Asset Value,
   End of period                $  11.29 $  10.91 $  11.07 $  10.04 $  11.30
                                -------- -------- -------- -------- --------
Total Return                      11.02%    7.19%   19.03%  (1.63%)   11.94%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                  .60%     .62%     .65%     .68%     .66%

Ratio of Net Investment
Income to Average Net Assets       7.15%    7.24%    7.43%    7.21%    6.65%

Portfolio Turnover Rate          113.41%  202.44%  111.01%   70.27%   137.46%


Net Assets,
End of Year (000's)             $ 99,892 $ 85,634 $ 73,568 $ 55,929$ 54,128


Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                   S&P 500 INDEX PORTFOLIO
                                   Year Ended December 31,
                                     1997         1996<FN1>
                                     -------      -------
Net Asset Value,
Beginning of year                    $ 12.13      $ 10.00
                                     -------      -------
Investment Activities:
Net investment income                    .20          .20
Net realized and unrealized             3.72         2.12
gains/(losses)                       -------      -------
Total from Investment Activities        3.92         2.32
                                     -------      -------
Distributions:
Net investment income                   (.21)        (.19)
Net realized gains                      (.10)       ---
                                     -------      -------
Total Distributions                     (.31)        (.19)

Net Asset Value,
End of year                          $ 15.74      $ 12.13
                                     =======      =======
Total Return                           32.72%       23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                       .50%         .59%<FN2>

Ratio of Net Investment
Income to Average Net Assets            1.48%        2.14%<FN2>

Portfolio Turnover Rate                 9.06%        1.09%

Average Commission Rate Paid <FN3>    $ .0453      $ .0601

Net Assets, End of Year (000's)      $55,595      $29,205

<FN1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<FN2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the six months ended December 31, 1996, had the Adviser not waived a portion of its fee.

<FN3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.


                  Independent Auditors' Report


To the Board of Trustees and Shareholders of Micro-Cap Portfolio

We have audited the accompanying statement of assets and liabilities of the Micro-Cap Portfolio of Carillon Fund, Inc. (the "Fund"), as of December 31, 1997, the related statement of operations, and the statement of changes in net assets for the period from November 24, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Micro-Cap
Portfolio, as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Dayton, Ohio
February 12, 1998

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997
ASSETS
Investment in securities, at value -
(Amortized cost $3,038,504)                    $ 3,022,648

Receivables:
Interest & dividends                                 1,022
Expense reimbursement
from Carillon Advisers, Inc.                         6,489
                                               -----------
                                                 3,030,159
                                               -----------
LIABILITIES
Payables:
Investment Securities purchased                     36,750
      Accrued expenses and other                    13,019
                                               -----------
                                                    49,769
                                               -----------
NET ASSETS
Paid-in capital                                  2,996,246
Net unrealized depreciation on investments         (15,856)
                                               -----------
                                               $ 2,980,390
                                               ===========

Shares authorized ($.10 par value)              20,000,000

Shares outstanding                                 300,000

Net asset value, offering
and redemption price per share                 $      9.93

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MIRCO-CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                               For the Period
                                               From November 24, 1997
                                                to December 31, 1997
                                               ----------------------
INVESTMENT INCOME:
Interest                                       $  2,417
Dividends                                           304
                                               --------
                                                  2,721
                                               --------
EXPENSES:
Investment advisory fee                           3,237
Professional fees                                 8,216
Portfolio accounting fees                         2,505
Director's fees                                     540
Custodial fees and expenses                         573
Other                                             1,130
                                               --------
                                                 16,201
Less expenses reimbursed by the advisor          (9,726)
                                               --------
                                                  6,475
                                               --------
NET INVESTMENT LOSS                              (3,754)
                                               --------

NET CHANGE IN UNREALIZED
DEPRECIATION ON INVESTMENTS                     (15,856)
                                               --------
NET DECREASE IN NET ASSETS FROM OPERATIONS     $(19,610)
                                               ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
OPERATIONS:
Net investment loss                            $   (3,754)
Net change in unrealized depreciation
 on investments                                   (15,856)
                                               ----------
                                                (19,610)
                                               ----------
FUND SHARE TRANSACTIONS-
Proceeds from shares sold                       3,000,000
                                               ----------

NET INCREASE IN NET ASSETS                      2,980,390
                                               ----------
NET ASSETS:
Beginning of period                                  ----
                                               ----------
End of period                                  $2,980,390
                                               ==========

FUND SHARE TRANSACTIONS-
Sold                                              300,000
                                               ==========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS - 97.78%
                                               SHARES   VALUE
                                               ------     -----
BANKING & FINANCIAL SERVICE - 14.81%
Duff & Phelps Credit Rating Company              2,300    $   93,437
Fahnestock Viner Holdings Class-A                4,300        74,981
Jefferies Group, Incorporated                    2,200        90,062
Mid-Iowa Financial*                              7,700        88,550
Warren Bancorp, Incorporated*                    4,100        94,300
                                                          ----------
                                                             441,330
                                                          ----------
CAPITAL GOODS - 8.11%
Franklin Electric Company Incorporated*          1,400        89,950
Mitcham Industries ,Incorporated*                6,000        73,000
Petroleum Helicopters (non-voting)*              3,500        78,750
                                                          ----------
                                                             241,700
                                                          ----------
CONSUMER CYCLICAL - 20.67%
CPAC, Incorporated                               7,600        77,900
Maxwell Shoe Company Incorporated - A*           6,000        64,500
NCI Building Systems, Incorporated*              2,100        74,550
Quaker Fabric Corporation*                       4,000        78,500
Strattec Security Corporation*                   3,200        81,600
Supreme International Corporation*               6,900        86,250
Winsloew Furniture, Incorporated*                5,400        78,300
World of Science, Incorporated*                 17,000        74,375
                                                          ----------
                                                             615,975
                                                          ----------
CONSUMER NON-DURABLE - 17.94%
Complete Management Incorporated*                4,800        67,200
Mesa Laboratories, Incorporated*                11,000        74,250
Nam Tai Electronics, Incorporated*               4,700        70,206
Norland Medical Systems, Incorporated*          10,500        78,750
Orthofix International N.V.                      6,300        74,025
Schlotzsky's, Incorporated*                      4,500        65,813
Young Innovations, Incorporated*                 5,800       104,400
                                                          ----------
                                                             534,644
                                                          ----------
ENERGY - 8.14%
Callon Petroleum Company*                        4,300        70,009
Domain Energy Corporation*                       4,600        72,450
OYO Geospace Corporation*                        5,300       100,038
                                                          ----------
                                                             242,497
                                                          ----------
MANUFACTURING - 16.23%
Cannondale Corporation*                          3,800    $   82,650
Fibermark, Incorporated*                         4,100        88,150
Northwest Pipe Company*                          3,600        86,400
NS Group, Incorporated*                          3,400        58,225
Omniquip International, Incorporated             4,400        87,725
York Group, Incorporated                         3,300        80,438
                                                          ----------
                                                             483,588
                                                          ----------
TECHNOLOGY - 9.34%
DRS Technologies, Incorporated*                  6,700        98,825
Vertex Communications Corporation*               3,300        79,613
Vtech Holdings Limited Sponsored ADR             3,400       100,267
                                                          ----------
                                                             278,705
                                                          ----------
TRANSPORTATION - 2.54%
MTL Incorporated*                                3,000        75,750
                                                          ----------

Total Common Stocks (cost $ 2,930,045)                     2,914,189
                                                          ----------

SHORT-TERM INVESTMENTS - 3.64%
                                               PRINCIPAL  VALUE
                                               ---------  ----------
VARIABLE RATE DEMAND NOTES <F1>- 3.64%
Johnson Controls (5.327% due 01/01/98)         $  37,511  $   37,511
Pitney Bowes (5.327% due 01/01/98)                26,926      26,926
Sara Lee (5.322% due 01/01/98)                    30,000      30,000
Warner Lambert (5.489 due 01/01/98)               14,022      14,022
                                                          ----------
Total Short-Term Investments
(cost $108,459)                                              108,459
                                                          ----------
TOTAL INVESTMENTS - 101.42%
(cost $3,038,504) <F2>                                     3,022,648

OTHER ASSETS AND LIABILITIES - (1.42%)                       (42,258)
                                                          ----------
TOTAL NET ASSETS - 100%                                   $2,980,390
                                                          ==========
_________
*Non-income producing
 (ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1997.
<F2>  Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1997 was $134,760 and $(150,616), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital and S&P 500 Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap has purchased $2,930,045 and had no sales of securities for the period ended December 31, 1997, excluding short-term obligations.

                  CARILLON FUND, INC.
                 MICRO-CAP PORTFOLIO
            NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                               For the Period
                                               From November 24, 1997
                                               to December 31, 1997
                                               ----------------------
                                               1997
                                               ----
Net Asset Value,
Beginning of Year                              $   10.00

Investment Activities:
Net investment income (loss)                        (.01)
Net realized and unrealized                         (.06)
     gains / (losses)                          ---------
Total from Investment Operations                    (.07)
                                               ---------
Distributions:
Net investment income                               ----
Net realized gains                                  ----

Total Distributions                                 ----
                                               ----------
Net Asset Value,
End of Year                                        $ 9.93
                                               ----------
Total Return                                        (0.7%)

Ratios/Supplemental Data:
Ratio of Net Expenses to
Average Net Assets                                 2.00% <F1>

Ratio of Net Investment loss
 to Average Net Assets                            (1.16%) <F1>

Portfolio Turnover Rate                             ----

Average Commission Rate Paid <F2>              $   .0600

Net Assets, End of Year (000's)
                                               $   2,980

<F1>  The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.

<F2>  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.


(back cover)
(at bottom half of page)
Union Central logo
Insurance and Investments

At Union Central, being RELIABLE FOR GENERATIONS (SM) IS MORE
THAN A SLOGAN. IT IS OUR MISSION.

Securities products offered through registered representatives of Carillon Investments, Inc., a subsidiary of The Union
Central Life Insurance Company, P.O. Box 40409, Cincinnati,
Ohio 45240-0409, (800) 999-1840.


UC 1665 5/98
(c)1998 - The Union Central Life Insurance Company
          1876 Waycross Road, Cincinnati, Ohio 45240
(end of back cover)